UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22509

LoCorr Investment Trust
 (Exact name of registrant as specified in charter)

687 Excelsior Blvd
Excelsior, MN 55331
 (Address of principal executive offices) (Zip code)

CT Corporation System
1300 East Ninth Street
Cleveland, OH 44114
 (Name and address of agent for service)

952.767.2920
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2019

Item 1. Reports to Stockholders.

LoCORR FUNDS

Semi-Annual Report

June 30, 2019

LoCorr Macro Strategies Fund

Class A (LFMAX), Class C (LFMCX), Class I (LFMIX)

LoCorr Long/Short Commodities Strategy Fund

Class A (LCSAX), Class C (LCSCX), Class I (LCSIX)

LoCorr Market Trend Fund

Class A (LOTAX), Class C (LOTCX), Class I (LOTIX)

LoCorr Dynamic Equity Fund

Class A (LEQAX), Class C (LEQCX), Class I (LEQIX)

LoCorr Spectrum Income Fund

Class A (LSPAX), Class C (LSPCX), Class I (LSPIX)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.LoCorrFunds.com/literature) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-855-523-8637, or sending an e-mail request to info@locorrfunds.com

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-855-523-8637 or send an email request to info@locorrfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

Shareholder Letter	| 3

Letter to Shareholders

LoCorr Funds seek to provide investments that, over time, will have low correlation to traditional asset classes such as stocks and bonds. We believe that adding low correlating investments to portfolios can significantly reduce the overall portfolio risk while enhancing returns. Correlation measures the degree to which the returns of two investments move together over time. LoCorr offers products that are designed to generate returns independent of traditional stock, bond and commodity investments. In this report, LoCorr Funds are reporting on five mutual funds: LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund (collectively, the “Funds”).

LoCorr Macro Strategies Fund

The LoCorr Macro Strategies Fund (the “Fund”) seeks capital appreciation as its primary investment objective with managing volatility as a secondary objective. The Fund attempts to achieve its objective by investing in two main strategies - a Managed Futures Strategy and a Fixed Income Strategy.

The Fund employs three sub-advisers to manage the Managed Futures Strategy of the Fund: Millburn Ridgefield (“Millburn”), Graham Capital Management (“Graham”), and Revolution Capital Management (“Revolution”). Millburn traces its roots back to 1971 and manages approximately $6.2 billion in assets. Graham was founded in 1994 and manages about $13.1 billion in assets. Revolution was founded in 2004 and manages approximately $470 million in assets.

Millburn manages a portfolio for the Fund that is similar to its Millburn Diversified Program which commenced operations in 1977. Millburn invests in a diversified portfolio of global futures contracts by combining non-traditional and trend-following strategies in a systematic multi-factor approach. Graham manages a portfolio for the Fund that is similar to its Tactical Trend strategy, a systematic medium- to long-term trend following program that commenced trading in 2006. Revolution manages a strategy for the Fund that is similar to its Alpha Program that has been available in a managed account program since 2007. Revolution employs a short- to mediumterm pattern recognition strategy that incorporates trend reversion and counter-trend signals.

Performance Summary
For the six months ended June 30th 2019, the Macro Strategies Fund Class I returned +7.19% versus +1.24% for the ICE BofAML 3M U.S. Treasury Note Index and +3.72% for the Barclay’s CTA Index. The Fund outperformed the Morningstar US Fund Managed Futures category which gained +3.64% during the period. Overall, we are pleased with both the Fund’s absolute returns as well as its performance versus peers during the period.

The Fund benefitted from its allocation to Graham Capital, whose trend following approach generated the largest gains during the period. Revolution Capital’s short-term program also excelled, generating positive returns during the first half of the year. Millburn Ridgefield, whose machine-learning based, multi-factor model has been the Fund’s strongest contributor the past couple of years, had slightly negative returns during the period. We are encouraged by the results for the Fund and believe the complementary nature of the sub-advisers has the potential to deliver favorable, risk adjustment return. By sector, trading in Fixed Income was the standout contributor during the first half of the year with smaller gains from Equities. Trading in Commodities generated the largest losses during the semi-annual period, most notably in Energy. Trading in Foreign Currency also detracted from the Fund’s returns. The target allocation to each sub-adviser remained unchanged versus the prior year:

•  Millburn Ridgefield: 40%

•  Graham Capital Management: 40%

•  Revolution Capital Management: 20%

Managed Futures Strategy
Equity Indices
Equities got off to a roaring start in 2019, recovering from their late 2018 swoon that saw the S&P 500 Index reach bear market territory (a decline of at least -20%) intra-day on December 24th. Despite the continuing U.S./China trade war, Brexit uncertainty, and slowing economic growth, a shift in central bank posture buoyed the markets during the first six months of 2019. The MSCI World Index, a proxy for global equities, finished the semi-annual period with a staggering gain of +17.38%.

The first quarter was marked by strong gains for equity markets as the shift in Federal Reserve tone to a more accommodative posture encouraged risk taking. These conditions persisted through April, but markets sold-off sharply in May as growth expectations continued to falter and no end seemed in sight for the U.S./China trade dispute. With increasing expectations that the Fed would cut rates in response to stronger signs of deterioration in the economy, the market caught a bid in June as investors seemed to take the perspective that bad news is good news…. that rate cuts will be able to re-invigorate growth and extend the long-lived bull market. The latest forecast from the Atlanta Fed calls for Q2 U.S. GDP growth of 1.3%, down considerably from the final Q1 2019 reading of 3.1% growth. As a result of this economic sluggishness, the Federal Reserve is now generally expected to cut rates by 0.25% at its July meeting.

Trading in Equity Indices was profitable during the first six months of 2019 as long positions benefitted from the strong upward move in global stocks. Following the nearly 20% decline in the S&P 500 TR Index in the last few months of 2018, the Fund entered the new year with short positions but, later in January, this shifted to long as the recovery gathered steam. Overall, the Fund was positioned long across U.S., Europe, and Asia for most of the semi-annual period. The largest contributions stemmed from long positions in the U.S. with modest contributions from European positions. Trading in Asia was slightly unprofitable. The largest individual market contributors included the Dow Futures E-Mini and the NASDAQ 100 E-Mini while trading in the Russell 2000 E-Mini generated the largest losses.

4 |	Shareholder Letter

Fixed Income
After a controversial rate hike decision in December that caused a market panic, the Fed seemed to blink first as it quickly changed its tune, providing much more dovish comments and coming to the rescue of falling asset prices. After peaking in November at 3.24%, the U.S. 10-year Treasury ended the semi-annual period at approximately 2% leading to strong returns in the bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index which returned +6.11%. During the period, the U.S. 10-year and 3-month treasury note yields inverted, which has typically been a strong indication of an impending recession. Bond yields outside the U.S. also fell as the global economy softened. The German 10-year Bund rate fell into negative yield territory and the Japanese 10-Year Government Bond (10-Year JGB) yield also moved lower and remains negative. According to estimates, approximately $12 trillion in government debt globally carries negative yields.

Trading in Fixed Income was the most profitable sector for the Fund during the semi-annual period as the Fund’s long positions benefitted from the sizable and consistent fall in rates. While the bulk of the gains were generated in the long end of the curve, trading in the short end also generated gains. Geographically, the bulk of the gains stemmed from trading in Europe with U.S. markets also highly profitable. Long positions in the Euro Bund, T-Bond (U.S. 30-year Treasury) and U.S. 5-year Treasury generated the largest gains. While all three subadvisers were able to take advantage of opportunities in this sector, given the magnitude and duration of the move in rates, the Fund’s trend following component was particularly profitable.

Foreign Currencies
The U.S. Dollar Currency Index (“DXY”), a proxy for the U.S. dollar (“USD”) versus a basket of major currencies, was little changed during the semi-annual period though it experienced choppy upward drift through late May before falling in a similar choppy fashion in June. These frequent reversals generally created challenging conditions for the sub-advisers. In the first quarter, the upward move was prompted by stronger U.S. economic growth relative to the rest of the world, particularly Europe, as well as looser monetary policy from other central banks. As the Fed’s shift down the path towards rate cuts continued into June and U.S. growth expectations continued to ratchet lower, the greenback weakened. Overall, as these views shifted throughout the period along with other concerns including trade tariffs and Brexit, foreign currency markets were whipsawed within a relatively tight band.

Trading in Foreign Currencies (“FX”) was unprofitable during the semi-annual period due to modest losses in both the first and second quarter. Though the Fund was short overall in FX versus the USD for most of the period, the DXY was relatively unchanged. At the individual currency level, however, some short positions were hurt by strengthening versus the dollar. Short positions in the Canadian dollar created the largest drag on returns, at least partially attributable to that currency rallying versus the USD as the Canadian economy rebounded following a few quarters of stagnant growth. With Brexit uncertainty and UK Prime Minister Theresa May indicating her intent to step down, the British Pound moved higher during the first few months of the period which also hurt short positions.

Commodities
The ongoing U.S/China trade dispute made trading conditions in Commodities challenging during the semi-annual period. Given the size of the Chinese economy and its insatiable appetite for commodities, their importance in the supply/demand equation cannot be understated. For example, the U.S. accounts for approximately 10% of global copper demand which pales in comparison to China which represents roughly half of total global demand. Thus, the effect of the U.S./China tariffs in Metal and Agricultural markets is particularly significant.

Energy markets moved sharply higher during the semi-annual period, rallying alongside equities through April as global supply tightened, before retracing part of their gains as economic concerns continued to deteriorate. In Metals, gold prices moved higher, most notably late in the period on the softening economic growth and inflation outlook. Copper prices began the year in a bullish fashion, rallying on supply disruptions before U.S/China trade concerns caused prices to move lower in the second quarter. After Grain prices declined in the first quarter, due largely to U.S./China trade tariffs and oversupplied conditions, a very rainy Spring in the Midwest caused many U.S. farmers to delay plantings leading to sizable gains in wheat and corn prices during the second quarter.

Trading in Commodities generated the largest losses for the Fund during the semi-annual period, due primarily to losses in Energy. Trading in Base Metals was also slightly unprofitable while trading in Precious Metals was marginally profitable. In Energy, the bulk of the losses occurred during the first quarter. While exposure shifted long later in the quarter, short positions during January in oil and oil-derived product were hurt by the rapid recovery in prices. Overall in the semi-annual period, the Fund’s largest losses in Energy were from trading in WTI and London Gas Oil. In Metals, long positions in gold during the month of June benefitted as expectations for lower interest rates and geopolitical concerns drove the commodity higher. These gains were offset by losses in Base Metals, particularly copper and zinc while trading in silver was also unprofitable. Trading in Agricultural commodities was not a significant factor during the period.

Outlook
Many of the same geopolitical concerns that existed entering 2019 remain outstanding issues at the mid-point of the year: Chinese/U.S. trade war, Brexit resolution, Federal Reserve policy shift, Iran, wealth inequality, etc. Although market volatility remains muted overall, we’ve seen episodic surges over the past year and a half and believe we are returning to more normal market conditions by historical standards.

Shareholder Letter	| 5

In this type of environment, we believe the potential benefit of using diversifying strategies that exhibit low correlation to traditional stocks and bonds is particularly important. We are optimistic that this dynamic will create a more favorable environment for managed futures strategies going forward.

We are pleased with the Fund’s performance which delivered solid positive absolute returns during the semi-annual period. In our view, the high conviction, multi-manager structure that combines complementary investment strategies will help the Fund navigate markets in a smoother and less volatile fashion than peers. We remain highly confident in the ability of the Fund to provide positive absolute returns and compelling diversification for investors.

Fixed Income Strategy
The Macro Strategies Fund invests most of its remaining assets in a Fixed Income Strategy comprised of short to intermediate term investment grade corporate and government agency securities. Nuveen Asset Management (“Nuveen”) is the sub-adviser for this strategy and manages a shorter duration, high quality portfolio.

The fixed income component of the Fund is managed against the Barclay’s 1-5 Government/Credit Index. Returns for the fixed income portion of the Fund were +3.70% compared to +3.56% for the benchmark in the first half of 2019. The duration of the fixed income component was managed between 2.3 and 2.6 years during the period compared to about 2.6 years for the benchmark. Nuveen’s decision to position duration defensively over the time period was a detractor versus the benchmark. Curve position didn’t have any meaningful impact on performance. Sector-wise, the portfolio was positioned with between a 31% - 34% weighting to investment grade corporate bonds along with 35% aggregate weighting to high quality, short duration securitized instruments. Corporate bond issuer exposure was well diversified with modest overweights to both Financials and Industrials. Given that spreads for non-government securities tightened, Nuveen’s sector strategy was a contributor to investment returns during the reporting period.

U.S economic activity remained resilient on a relative basis during the period, as a tight labor market and wages near cycle highs continued to support consumer spending. Activity outside the U.S. remained sluggish, reflecting trade concerns and prompting global central banks to become more accommodative. The Fed signaled a patient pause early in the year, while preparing markets for an interest rate cut near the end of the second quarter in response to the global economic downshift and a benign inflation environment.

Market volatility waned during the period as global central banks shifted to a more accommodative stance. Risk assets retraced most of the sell-off that occurred late in 2018, supported by easing financial conditions. Rates were meaningfully lower as the Fed signaled its intention to provide accommodation and the market pricing reflected the likelihood of two to three rate cuts by the end of the year. The 2-Year U.S. Treasury fell 73 basis points, while the 10-Year U.S. Treasury fell 67 basis points, causing the curve to steepen modestly.

Investment-grade credit spreads tightened significantly during the first half of the year, reversing the sell-off during the fourth quarter of 2018. Aided by the move lower in Treasury yields, investment-grade credit generated their strongest first-half return since 1995. Lower issuance and dovish monetary policy provided a catalyst for positive excess return versus Treasuries during the period.

Short-duration residential mortgage-backed securities (“MBS”) outperformed based on continued strong fundamentals and saw tighter spreads during the period. Housing price appreciation remains positive, albeit at lower levels than the prior three years. The commercial mortgage-backed securities (“CMBS”) sector performed well as lighter supply was met with strong investor demand. Traditional consumer asset-backed securities (“ABS”) had strong performance during the period. Strong job growth and rising wages were supportive of consumer credit metrics. All securitized sectors had positive excess returns versus Treasuries during the first half of the year.

Nuveen expects slower U.S. and global growth, which leaves the economy more vulnerable to negative shocks that may arise. The Fed’s reversal in policy and significantly lower rates stabilized financial conditions and provided support to risk assets. The team at Nuveen expects the Fed to cut rates at least once during the second half of the year, but may fall short of market expectations of two to three cuts. The manager expects largely range-bound yields for the remainder of the year. Given this outlook on the Fed and expectations for incoming economic data, Nuveen expects to manage the Funds’ duration mostly neutral versus the benchmark.

LoCorr Long/Short Commodities Strategy Fund

The LoCorr Long/Short Commodities Strategy Fund (the “Long/Short Commodities Fund” or the “Fund”) provides investors with access to a Commodities Futures Strategy in a mutual fund structure. Historically, investors have primarily accessed exposure to long-only commodities that rely on rising commodity prices to generate positive returns. Of course, commodity prices don’t always appreciate and occasionally experience sharp declines, as was seen most recently in the fourth quarter of 2018 when oil prices collapsed. The Long/Short Commodities Fund has the potential to profit while commodity prices increase or decrease which we believe differentiates it from most commodity-oriented mutual funds. The Fund’s primary investment objective is capital appreciation in rising and falling commodities markets. The Fund attempts to achieve its investment objective by investing in two primary strategies - a Commodities Strategy and a Fixed Income Strategy.

The Fund accesses, via a total return swap agreement, the returns of Millburn’s Commodity Program (“MILCOM”), which began trading in 2005; the returns of J E Moody & Company Commodity Relative Value Program (“JEM CRV”), which began trading in 2006; and the returns of First Quadrant’s Commodities Long/Short strategy (“FQ”), which began trading in 2010. MILCOM employs a systematic trading strategy that takes outright long/short positions and relative value spread positions across 40+ commodity futures markets. JEM CRV employs a market neutral, systematic trading strategy that invests in relative value calendar spread positions across 20+ commodity markets. FQ employs a systematic long/short directional strategy that attempts to capture commercial market participant behavior across 20+ commodity markets. First Quadrant was added to the Fund at the end of March.

6 |	Shareholder Letter

Following its +15.40% return in 2018 (in comparison to the ICE BofAML T-Bill Index return of 1.94% in 2018), the Fund’s Class I shares were flat 0.00% during the semi-annual period ended June 28th 2019 versus the +5.06% return for the Bloomberg Commodity Total Return Index and the +1.24% gain for the ICE BofAML T-Bill Index (see page 14). During the period, MILCOM had positive returns while JEM CRV and FQ performance was negative. The largest gains for the six-month period were from trading in Livestock with smaller gains in Grains and Softs. Trading in Energy was unprofitable with smaller losses in Metals.

Overall, conditions in the commodity markets were challenging, at least in part attributable to the ongoing U.S/China trade dispute. Given the size of the Chinese economy and its insatiable appetite for commodities, their importance in the supply/demand equation for commodities cannot be understated. For example, the U.S. accounts for approximately 10% of global copper demand which pales in comparison to China which represents roughly half of total global demand. As U.S./China trade negotiations intensified, investors focused on the political uncertainty and its impact on global growth, causing price movement to deviate from fundamentally-driven views.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance through the most recent month end, call 855-523-8637 or visit www.LoCorrFunds.com.

Commodities Strategy
Energy
Following its epic collapse in the latter months of 2018, oil prices rocketed higher through late April. West Texas Intermediate crude (“WTI”), a proxy for oil prices, moved from the mid-$40 per barrel at the end of 2018 to $66 on April 22nd. The rally was primarily attributable to production cuts from the Organization of the Petroleum Exporting Countries (“OPEC”)’s decision to cut production by approximately 1.2 million barrels per day, U.S. sanctions on Iran and Venezuela, and rebounding from over-sold conditions in late 2018. Other oil-related commodities like Reformulated Blendstock for Oxygenate Blending gasoline (“RBOB”) and heating oil also rallied sharply during this period. Oil prices retreated until mid-June as global economic growth concerns and an escalation in the China/U.S. trade dispute. Overall, for the semi-annual period, oil and oil-derived product like RBOB gasoline increased sharply while natural gas prices weakened.

Energy trading was unprofitable for the Fund during the first half of 2019, though losses were relatively modest. The losses stemmed from short positions in January as oil and oil-related commodities rallied sharply off their December 2018 lows. The Fund was profitable in Energy over the rest of the semi-annual period, but it was not enough to offset those January losses. Relative value trading generated solid profitability over the six-month period, but it was more than offset by losses from the directional long/short positions. Short positions in WTI and Brent crude generated the largest losses while trading in RBOB was a notable positive contributor.

Metals
While Base Metal prices were weak in 2018 on trade war fears, as optimism for a U.S./China trade agreement improved, prices moved higher during the first few months of 2019. As those same U.S./China trade concerns escalated during the period, Base Metal prices began to weaken, given China’s importance as a consumer of these commodities. Copper prices plunged from late April until early June with similar weakness in other industrial-oriented commodities. Precious Metal prices surged during the second half of the period as gold prices reached their highest level since 2012. Gold’s breakout came on the heels of dovish central bank sentiment and geopolitical tension which has tended to be bullish for the commodity.

Trading in Metals was slightly unprofitable during the semi-annual period, due primarily to long positions in May. During the period, relative value trading was a neutral from a contribution perspective while directional trading had losses. The largest losses were from long positions in copper which were hurt in May by escalating U.S/China tariff concerns which weighed on prices despite numerous fundamental supply disruptions that seemed bullish for the commodity. A short position in aluminum partially offset those losses as prices also tumbled on the ongoing tariff issue, as well as broader excess supply concern for that commodity. Long positions in palladium were profitable as prices surged to an all-time high.

Agricultural
In Grains, U.S./China tariff concerns and oversupplied conditions led to softness during the first few months of the year. This reversed course during May as prices surged in crops like wheat, corn, and soybean due to flooding in the U.S. grain belt which impacted the planting season. In Softs, cocoa prices moved higher on constrained supplies and the imposition of a price floor at $2,600 per metric ton by the Ivory Coast and Ghana, which are leading producers of that commodity. In Livestock, the price of lean hogs skyrocketed as Asia, the world’s largest consumer of pork, has been experiencing an outbreak of African Swine Flu, prompting more demand for U.S. lean hogs. On the other hand, live cattle prices were down by double digit.

Overall, the Fund had small gains trading Agricultural commodities during the semi-annual period led by profitable positions in Livestock which were partially offset by small losses in Grains. Softs did not have a significant effect on performance during the period. In Livestock, long positions and calendar spreading trading in lean hogs was the most notable contributor, partially offset by losses from calendar spread trading in live cattle. In Grains, trading in soybean during the second quarter created the largest losses that were partially offset by gains from wheat.

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Outlook
We believe the Fund may be highly attractive to investors seeking solutions that are generally uncorrelated to most investment strategies and asset classes, or for investors that are seeking alternatives in the commodity market. Commodity markets are characterized by high volatility and subject to sizable drawdowns as we saw in 2018. This volatility also creates tremendous opportunities. The underlying managers have the ability to take both long and short directional positions (benefit from commodities moving up or down), as well as to trade along the forward curve (relative value calendar spread trading) to capture this diverse and robust set of opportunities over time. Finally, the Fund’s multi-manager approach has the potential to smooth the ride for investors as the underlying managers tend to zig and zag at different times which may help reduce volatility and limit drawdowns. We remain confident in the outlook for the Fund and the underlying managers and strategies.

Fixed Income Strategy
The Managed Futures Fund invests most of its remaining assets in a Fixed Income Strategy comprised of short to intermediate term investment grade corporate and government agency securities. Nuveen Asset Management (“Nuveen”) is the sub-adviser for this strategy and manages a shorter duration, high quality portfolio.

The fixed income component of the Fund is managed against the Barclay’s 1-5 Government Credit Index. Returns for the fixed income portion of the portfolio were +3.75% compared to +3.56% for the benchmark in the first half of 2019. The duration of the fixed income allocation was managed between 2.3 and 2.6 compared to about 2.6 years for the benchmark. Nuveen’s decision to position the Fund’s duration defensively over the time period was a detractor versus the benchmark. Curve position didn’t have any meaningful impact on performance. Sector-wise, the Fund was positioned with between a 31% - 34% weighting to investment grade corporate bonds along with 35% aggregate weighting to high quality, short duration securitized instruments. The fund’s corporate bond issuer exposure was well diversified with modest overweights to both financials and industrials. Given that spreads for non-government securities tightened, Nuveen’s sector strategy was a contributor to investment returns during the reporting period.

LoCorr Market Trend Fund

The LoCorr Market Trend Fund (the “Market Trend Fund” or the “Fund”) was created to provide investors with access to a trend following futures strategy managed by one of the leading managers in this space—Graham Capital Management. Graham was founded in 1994 and manages approximately $13.8 billion in assets. The Market Trend Strategy is managed similarly to Graham’s Tactical Trend program, a systematic medium- to long-term trend following strategy that commenced trading in 2006. The Fund seeks capital appreciation as its primary investment objective with managing volatility as a secondary objective. The Fund attempts to achieve its objective by investing in two main strategies - a Managed Futures Strategy and a Fixed Income Strategy.

The Fund’s Class I shares gained +11.88% during the semi-annual period ended June 28th 2019, well ahead of the +1.24% return for the ICE BofAML T-Bill Index and the +7.43% return for the SG Trend Index. After a challenging 2018, trend following strategies have fared considerably better through the first six months of 2019 as strong trending activity emerged in fixed income and, to a lesser extent, equities. While the Fund benefitted from this improved backdrop, we are pleased with its outperformance versus the Index. During the period, the primary driver of the Fund’s double-digit returns was from trading in Fixed Income markets while trading in Equities was also profitable. Commodities trading was unprofitable, particularly in Energy, while FX trading experienced modest losses.

Market Trend Strategy
Equity Indices
Equities got off to a roaring start in 2019, reversing course from their late 2018 swoon that saw the S&P 500 Index reach bear market territory (a decline of at least -20%) intra-day on December 24th. Despite the continuing U.S./China trade war, Brexit uncertainty, and slowing economic growth, a shift in central bank posture buoyed the markets causing equity markets to trend higher during the first six months of 2019. The MSCI World Index, a proxy for global equities, finished the semi-annual period with a staggering gain of +17.38%.

The first quarter was marked by strong gains for equity markets as the shift in Federal Reserve tone to a more accommodative posture encouraged risk taking. These conditions persisted through April, but markets sold-off sharply in May as growth expectations continued to falter and no end seemed in sight for the U.S./China trade dispute. With increasing expectations that the Fed would cut rates in response to stronger signs of deterioration in the economy, the market caught a bid in June as investors seemed to take the perspective that bad news is good news…. that rate cuts will be able to re-invigorate growth and extend the long-lived bull market. The latest forecast from the Atlanta Fed calls for Q2 U.S. GDP growth of 1.3%, down considerably from the final Q1 2019 reading of 3.1% growth. As a result of this economic sluggishness, the Federal Reserve is now generally expected to cut rates by 0.25% at its July meeting.

Trading in Equities was profitable during the semi-annual period as long positions benefitted from the upward trending activity in global equity markets. While the Fund was still positioned short Equities entering 2019, positioning shifted long as the rally persisted. While long positions were hurt by the sharp May equity sell-off, the recovery in June enabled the Fund to post healthy gains from trading in this sector for the period. Long positions in the U.S. and Europe were profitable with strong gains from positions in the NASDAQ 100 E-Mini and the Euro Stoxx 50. Trading in Asia was unprofitable due to losses from long positions during the May risk-off period.

8 |	Shareholder Letter

 Fixed Income
After a controversial rate hike decision in December that caused a market panic, the Fed seemed to blink first as it quickly changed its tune, providing much more dovish comments and coming to the rescue of falling asset prices. After peaking in November at 3.24%, the U.S. 10-year Treasury ended the semi-annual period at approximately 2%, exhibiting very strong trending activity and strong returns in the bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index which returned +6.11%. During the period, the U.S. 10-year and 3-month treasury note yields inverted, which has typically been a strong indication of an impending recession. Bond yields outside the U.S. also fell as the global economy softened. The German 10-year Bund rate fell into negative yield territory and the Japanese 10-Year Government Bond (10-Year JGB) yield also moved lower and remains negative. According to estimates, approximately $12 trillion in government debt globally carries negative yields.

Trading in Fixed Income generated double-digit returns during the period, as long positions benefitted from the strong trending activity in the sector as rates continued to fall. While the bulk of the gains were generated in the long end of the curve, trading in the short end also generated profits. Geographically, the bulk of the return was from long positions in North America, though trading in Europe and Asia was also profitable. Long positions in U.S. Treasury contracts were the largest contributors with nicely profitable positions in the Australian 10-Year and Eurodollar.

Foreign Currencies
The U.S. Dollar Currency Index (“DXY”), a proxy for the U.S. dollar (“USD”) versus a basket of major currencies, was little changed during the semi-annual period though it experienced choppy upward drift through late May before falling in a similar choppy fashion in June. These frequent reversals generally created less than optimal market conditions for Graham’s trend-following strategy. In the first quarter, the upward move was prompted by stronger U.S. economic growth relative to the rest of the world, particularly Europe, as well as looser monetary policy from other central banks. As the Fed’s shift down the path towards rate cuts continued into June and U.S. growth expectations continued to ratchet lower, the greenback weakened. Overall, as these views shifted throughout the period along with other concerns including trade tariffs and Brexit, foreign currency markets were whipsawed within a relatively tight band.

Trading in Foreign Currencies (“FX”) was unprofitable during the semi-annual period as losses in the second quarter offset small gains from trading in the first three months of the year. Though the size of the position varied, the Fund was short overall in FX versus the USD throughout the semi-annual period. At the individual currency level, however, some short positions were hurt by strengthening versus the dollar. While positioning fluctuated, short positions in the British Pound were hurt as the currency moved higher versus the USD early in the year due to Brexit uncertainty and UK Prime Minister Theresa May indicating her intent to step down.

Commodities
The ongoing U.S/China trade dispute made trading conditions in Commodities challenging during the semi-annual period. Given the size of the Chinese economy and its insatiable appetite for commodities, their importance in the supply/demand equation cannot be understated. For example, the U.S. accounts for approximately 10% of global copper demand which pales in comparison to China which represents roughly half of total global demand. Thus, the effect of the U.S./China tariffs in Metal and Agricultural markets is particularly significant.

Energy markets moved sharply higher during the semi-annual period, rallying alongside equities through April as global supply tightened, before retracing part of their gains as economic conditions continued to deteriorate. In Metals, gold prices moved higher, most notably late in the period on the softening economic growth and inflation outlook. Copper prices began the year in a bullish fashion, rallying on supply disruptions before U.S/China trade concerns caused prices to move lower in the second quarter. After Grain prices declined in the first quarter, due largely to U.S./China trade tariffs and oversupplied conditions, a very rainy Spring in the Midwest caused many U.S. farmers to delay plantings leading to sizable gains in wheat and corn prices during the second quarter.

Trading in Commodities generated the largest losses for the Fund during the semi-annual period, led by unprofitable positions in Energy. With oil markets reversing course from their dramatic fourth quarter 2018 sell-off, the Fund’s short positions were hurt during the first few months of the year as oil prices surged higher. While positioning shifted long over the course of the semi-annual period, the reversals in the Energy market proved difficult to navigate. Trading in Metals was also unprofitable due primarily to losses in Base Metals including zinc and copper while trading in Precious Metals was marginally unprofitable. Trading in Agricultural commodities was also marginally unprofitable as those markets experienced sizable reversals.

Outlook
Many of the same geopolitical concerns that existed entering 2019 remain outstanding issues at the mid-point of the year: Chinese/U.S. trade war, Brexit resolution, Federal Reserve policy shift, Iran, wealth inequality, etc. Although market volatility remains muted overall, we’ve seen episodic surges over the past year and a half and believe we are returning to more normal market conditions by historical standards. In this type of environment, we believe the potential benefit of using diversifying strategies that exhibit low correlation to traditional stocks and bonds is particularly important. With strong trending activity in Fixed Income markets and solid trending in Equities, we are pleased with the improvement in the overall environment for trend following thus far in 2019. As we would anticipate, the Fund has participated nicely with this more favorable environment, outperforming the SG Trend Index. We remain highly confident in the ability of the Fund to provide positive absolute returns and compelling diversification for investors.

Shareholder Letter	| 9

Fixed Income Strategy
The Fund invests most of its remaining assets in a high quality, short-duration fixed income portfolio comprised of primarily government securities and very highly rated corporate fixed income securities. Nuveen Asset Management (“Nuveen”) is the sub-adviser for this strategy.

The fixed income portion of the Fund is conservatively managed as a short duration portfolio of the highest credit quality. It is managed against the Barclay’s 1-3 Year Government Index and focuses primarily on U.S. Treasuries and U.S. Government securities, but can own up to 30% in aggregate in corporate, municipal, and asset-backed securities of the highest credit quality. Returns for the fixed income portion of the portfolio were +2.40% compared to +2.47% for the benchmark in the first half of 2019. Nuveen’s defensive interest rate strategy was a detractor relative to the index as the duration of the portfolio was positioned short to the benchmark by between .20 and .40 years over the first half of 2019. Curve positioning was a modest contributor to performance. The portfolio generally owned about 22-26% in non-government securities during the time frame; this was a boost to performance as these securities outperformed government securities over the period. The portfolio also held about 10-12% of U.S. Agency multifamily MBS in the first half of 2019; these securities also outperformed similar duration government securities and were beneficial to performance. As of June 30, 2019, portfolio duration was 1.64 years compared to 1.84 years for the benchmark and about 78% of the portfolio was in U.S. government debt with the remainder in AAA rated non-government securities.

LoCorr Dynamic Equity Fund

The LoCorr Dynamic Equity Fund (the “Fund”) seeks long-term capital appreciation with reduced volatility compared to traditional broadbased equity market indices as a secondary objective. Consistent with the “low correlation” our LoCorr Fund family seeks, long/short equity funds have the ability to provide positive returns when equity markets are rising, yet they offer the potential for downside risk mitigation when equity prices are falling.

The Fund employs three sub-advisers—Billings Capital Management (“Billings”), Kettle Hill Capital Management (“Kettle Hill”), and First Quadrant (“First Quadrant”). Billings’ strategy is based on a value-oriented, concentrated, fundamental, bottom-up long/short equity approach. This manager seeks to maximize absolute returns, exceeding the S&P 500 index over the long term. The sub-portfolio managed by Billings is similar to a strategy that this manager has executed since 2008 with their current firm and for many years prior to that at a different entity. Kettle Hill seeks to earn superior returns over an investment cycle while focusing on capital preservation and downside volatility. The manager’s investment process combines bottom-up, fundamental analysis with a top-down opportunistic overlay. Investing primarily in small cap securities, Kettle Hill targets a conservative net exposure to the market. The sub-portfolio managed by Kettle Hill is similar to a strategy that this manager has executed since its inception in 2003. First Quadrant was added to the portfolio in January 2019 and seeks to capture opportunity through a fundamentally-based quantitative investment process with a dynamic and tactical approach to risk management. The sub-portfolio managed by First Quadrant is similar to a global long/short strategy the manager has executed since 2016 which invests in developed international and U.S. markets utilizing a systematic multi-factor approach coupled with an active beta management approach to maximize upside opportunities while reducing downside performance.

Market Commentary
The S&P 500 TR Index soared in the first half of 2019, finishing its best six-month start to a calendar year since 1997. Investor sentiment has shifted to the positive side and all things “full speed ahead”, despite corporate earnings estimates declining and the ongoing geopolitical trade war causing some concerns throughout the second quarter. The Index closed June up nicely (up +7.05%) and finishing the first six months of 2019 on a bullish note. The Street responded positively to stimulus from the Fed Reserve and cooling U.S. China tariff conversations in the second quarter of 2019, which helped to boost the S&P 500 TR’s YTD return +18.54% through the end of June.

While the S&P 500 TR Index closed 2018 down -4.38%, the equity markets have made a strong rebound in 2019. Coming off the first negative calendar year since 2008, negative market sentiment did not persist, as investors poured back into equities after the Fed Reserve paused rate hikes as it shifted to a more dovish posture, which helped boost stocks greatly in January and February. A slight market retracement in May triggered by the short-term breakdown of trade talk between the U.S. and China was offset by a solid gain in June which was driven by a strong jobs reports and increased conviction that the Fed would reduce rates at its July meeting. Investors remain somewhat cautious, however, and continue to closely watch the Fed Reserve for clues about future monetary policies and implications on financial markets.

Portfolio Update
The Fund (LEQIX I share) performed alongside the broader equity markets and outperformed the Morningstar Long/Short Fund category, with the Fund closing the first half of 2019 up +13.60%. The Fund underperformed the S&P 500 TR’s phenomenal start to 2019 which was up +18.54, but outperformed the U.S. Morningstar Long/Short Fund Category which was up +7.71%. The Fund has continued to perform well in the U.S. Morningstar Long/Short Equity Category, ranking in the top 32nd percentile among 234 funds over the one-year period, in the top 34th percentile among 211 funds over the past three years, and in the 50 percentile among 155 funds over the past five years based on risk adjusted returns for the period ending 6/30/19.

The Fund’s value bias was a headwind as value stocks underperformed growth stocks which is illustrated by the Russell 1000 Value Index up +16.24% versus the Russell 1000 Growth Index up +21.49%. The Fund’s net exposure shifted throughout the first six months of the year, but closed within its typical 40-60% range, at 51% net exposure.

10 |	Shareholder Letter

The Fund’s long book was a contributor to the Fund’s overall positive performance through June 2019 as it tracked alongside broader equity markets and saw strong returns from the Consumer Cyclicals, Industrials, Financials Services, and Technology sectors. Within the Consumer Cyclicals sector, Rev Group Inc. (2.68% of the Fund as of 6/30/19), a designer and manufacturer of specialty /emergency vehicles benefitted from better-than-estimated earnings along with operational improvements across all business segments, which was viewed favorably by investors. In the Industrial sector, MasTec Inc. (3.64% of the Fund as of 6/30/19), which is a leading infrastructure construction company focusing on engineering and building of communications, energy, and utilities was additive to the Fund’s long book on a strong earnings report and profitability in the company’s power generation business segment. Another contributor in the Industrials sector, Frontdoor Inc. (2.35% of the Fund as of 6/30/19), which engages in the provision of home service plans offering assistance for homeowners who require technical home repair issues, was also a contributor to the Fund. Frontdoor Inc., also posted solid earnings along with revenue growth from its home service membership which boosted investor sentiment towards the stock. The Fund also saw nominal positive performance from the Technology sector. Offsetting these gains were losses primarily in the Energy sector. Within this sector a position in Range Resources Corp. (0.26% of the Fund as of 6/30/19), a company which engages in exploration, development, and acquisition of natural gas in the U.S. was hurt by significant price declines in the natural gas markets as a glut in natural gas inventories negatively impacted the stock.

The Fund’s short book experienced losses as broader equity markets saw a significant rebound in the first half of 2019. Despite the majority of sectors in the short book finishing in negative territory, a position in the Real Estate sector helped to offset those losses as a real estate investment trust company which specializes in infrastructure in the communications industry sold off (benefitting the Fund’s short position) following news that their largest customer will file for bankruptcy. The Technology sector was the Fund’s primary detractor with nominal losses from the Consumer Cyclicals, Industrials, and Consumer Defensive sectors.

Outlook
Many of the same geopolitical concerns that existed entering 2019 remain outstanding issues at the mid-point of the year: Chinese/U.S. trade war, Brexit resolution, Federal Reserve policy shift, Iran, wealth inequality, etc. Although market volatility remains muted overall, we’ve seen episodic surges over the past year and a half and believe we are returning to more normal market conditions by historical standards. In this type of environment, a long/short equity strategy may allow for continued participation in equity markets if they rise while their hedged approach ability to benefit from stocks falling in price may potentially mitigate losses if equities were to sell off.

As we would anticipate, the Fund has participated nicely with this more favorable environment, outperforming the Morningstar Long-Short Equity Fund Category. We remain highly confident in the ability of the Fund to provide positive absolute returns and compelling diversification for investors.

 LoCorr Spectrum Income Fund

The LoCorr Spectrum Income Fund (the “Spectrum Income Fund” or the “Fund”) has an objective of current income with capital appreciation as a secondary objective. The Fund is designed to fit within the “low correlation” of the LoCorr Fund family by seeking to provide relatively high levels of income with low correlation to the bond market. The Fund’s sub-adviser is Trust and Fiduciary Income Partners (“TFIP”). TFIP invests in portfolio of pass-through securities with an integrated covered call and hedging strategy. TFIP seeks to generate high current income, much of which the Fund distributed monthly to investors.

 Market Commentary
The first half of 2019 was fueled by a dramatic liquidity-driven market, which bolstered virtually all asset classes including both defensive securities and riskier assets, the latter of which recovered from their sharp declines in the fourth quarter of last year. The proximate cause of this development was the “dovish pivot” by the U.S. Federal Reserve (“Fed”) following its market-busting rate hike in December. In a series of speeches and meetings, the central bank leadership effectively admitted that they had overestimated the strength of the US economy in late 2018, revised growth projections downward, and articulated guidance which implies that rates will be lowered at their July meeting and quite possibly followed by further such actions later in the year. Other central banks generally followed the same direction, although Europe, Japan, and China had already experienced economic slowing last year and had begun their pivot well before the Fed.

In May, the upside momentum reversed as concerns mounted regarding a possible escalation in the trade conflict between the U.S. and China ahead of the G20 meeting in late June, along with increased tensions in the Middle East. As this is written, worst case fears have been allayed regarding Sino-American relations as further tariffs have been deferred by the U.S. and talks are nominally ongoing, and the Middle East is relatively quiet. Within our domestic markets, we appear to have entered a period of stasis, in which valuations of safe haven and secular growth investment continue to move higher, while securities which are strongly tied to the economic cycle languish, awaiting signs of reaccelerating economic growth. Given normal lags between Fed action and response in the real economy, it seems likely that growth in revenue and profits will be weak for at least a couple of quarters, with the market effects of these dynamics yet to be felt. At the same time, we note that no recession seems likely in the real economy, the Fed has forthrightly stated that it intends to extend the economic expansion, and unemployment and inflation remain low, so downside risks seem contained.

Steady gains in “safe haven” assets, most notably U.S. treasury bonds sent yields tumbling. All else equal, a decline in Treasury yields is supportive of the Fund, as it has the effect of increasing the difference in the yield offered by the Fund versus the risk-free yield, making our portfolio more attractive. The 3-month T-bill to 10-year Treasury note remains inverted, with the longer dated securities having a lower interest rate than the short. By the end of March, however, the 2-year to 10-year while still positively sloping, tightened to roughly 15 basis points, the narrowest spread since the 2006-2007 timeframe. Yield curve inversion has generally been interpreted as a harbinger of recession, though the Fed seems like to respond with lower rates.

Shareholder Letter	| 11

Crude oil prices, which can have a significant effect on market perceptions of energy-related securities in the portfolio, ended the first half up over +28%. This gain belies the actual volatility which saw a nearly -24% selloff from intra period high to low. Slowing global growth and strong U.S. oil production offset escalating Middle East tensions and a disciplined OPEC (plus Russia) which tend to push prices higher. The investment team remains wary of a rally in crude oil prices based on supply reduction alone, and are waiting for resumption in global growth to get fully behind being bullish about a demand-led rally in the commodity. At the same time, the operating results and distributions for the energy-related holdings in the Fund are little affected by oil price fluctuations within the range that we are witnessing.

Portfolio Update
The Fund’s Class I shares gained +14.15% during the semi-annual period ending June 30th 2019, recovering from the challenging market environment in the fourth quarter of 2018 and well ahead of the +6.11% return for the Barclay’s U.S. Aggregate Bond Index. Contributions to the Fund’s strong performance were widespread, but most notably Master Limited Partnerships (“MLPs”), Publicly Traded Partnerships (“PTPs”), Closed End Funds (“CEFs”), and Business Development Companies (“BDCs”).

MLP positions were the largest contributors to the Fund’s double-digit gains. MLPs, as measured by the Alerian MLP Index, posted a total return of +16.86% during the period as investor sentiment toward the group improved with the rally in oil prices. The investment team continues to see value in mid-stream energy and believe that improving fundamentals such as leverage reduction, simplification (eliminating Incentive Distribution Rights (IDRs), conversion to C-Corps, etc.) and cash flow growth have increased distribution coverage ratios and is beginning to draw attention to the sector from generalist equity investors and thus warranted an increased exposure. Top individual performers in this sector included: Crestwood Equity Partners (3.29% of the Fund as of 6/30/19), a mid-stream MLP with organic growth in major basins that TFIP believes has a chance to grow cash flow significantly; NGL Energy Partners (1.59% of the Fund as of 6/30/19), another mid-stream MLP positions after its turnaround and balance sheet improvement bolstered the stock; and Icahn Enterprises (2.00% of the Fund as of 6/30/19), which was able to increase distributions through effective activism and use of strong market conditions to monetize some of its portfolio of operating companies.

BDCs were also strong performers during the period and have the potential catalyst that the SEC may reverse the AFFE (acquired fund fee and expense) rule, which could make this sector eligible for index inclusion and broader generalist investment. Newtek Business Services (2.44% of the Fund at 6/30/19) was a notable contributor as it indicated a distribution increase going forward. Equity Real Estate Investment Trusts (“REITs”) were also up nicely during the semi-annual period, benefiting from the Fed’s pause in raising short term interest rates. TFIP maintained total exposure to the sector, however, it increased the Fund’s allocation to healthcare and triple net lease issues and exited mall REITs. CoreSite Realty (1.09% of the Fund as of 6/30/19), a provider of data center solutions, was a steady gainer during the period while Uniti Group (0.00% of the Fund as of 6/30/19) was negatively affected by the bankruptcy filing of Windstream, its largest client, and ultimately sold from the Fund.

CEFs were strong performers for the Fund, led by double digit gains in several positions. TFIP reduced exposure to natural resources, high yield and municipal debt CEFs while maintaining positions in emerging market debt funds. Exposure was added to C-Corp holdings, most notably in renewable energy, integrated oil, mid-stream energy and consumer-related positions while reducing exposure to communications. Notable C-Corp performers included CVR Energy Inc. (1.53% of the Fund as of 6/30/19), a mid-continent refiner which benefitted from attractive crack spreads and also announced it was evaluating potential strategic alternatives, including a potential sale of the company. Consolidated Communication Holdings (0.00% of the Fund as of 6/30/19) fell sharply and was sold from the portfolio as the company opted to forgo their distribution in favor of debt reduction. Finally, PTPs have been an attractive allocation because of strong fundraising trends and the potential for C-Corp conversion.

The most significant thematic portfolio shift during the period was the initiation of a program to sell covered calls and buy index put protection. We believe this new capability will affect performance going forward by dampening some of the volatility that the portfolio occasionally experiences due to its exposure to smaller capitalization securities and perceived energy price sensitivity of some holdings.

Outlook
The portfolio management challenge for the rest of the year is to balance current economic deceleration and risk of poor operating results with the expectation of central bank ease and faster growth of the economy and operating results later in the year. Major sectors of the portfolio which have little risk of poor operating results in a weak economy include equity and mortgage REITS, as well as the renewable utility holdings. Even if the economy slows and rates decline, their value may increase with a further decline in rates. Elements of the portfolio which should benefit from a re-acceleration of the economy include asset managers and energy- and consumer-related positions, though all of these are selected to have minimal downside operating risk in any case. With trade tensions continuing to negatively impact global growth, investors have become (perhaps too) reliant on the Fed and global central banks to provide the stimulus necessary to engineer a soft landing and avoid a recession. Given these uncertainties, for the present the investment team is taking a wait and see view regarding whether and when central bank easing might be effective in reversing the decline in growth, but stand ready to adopt a more aggressive stance when their conviction increases.

Thank you for investing in the LoCorr Funds

12 |	Shareholder Letter

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Barclays 1-5 Year Government Credit Index-The Barclays U.S. Government/Credit 1-5 Year Index is an index of all investment grade bonds with maturities of more than one year and less than 5 years. Barclays 1-3 Year Government Bond Index-The Barclays U.S. 1-3 Year Government/Credit Bond Index is a part of the Barclays U.S. Government/Credit Bond Index. It includes Treasury and agency securities (U.S. Government Bond Index) and publicly issued U.S. corporate and foreign debentures and secured notes (U.S. Credit Bond Index). The bonds in the index are investment-grade with a maturity between one and three years. Nikkei is Japan’s Nikkei 225 Stock Average, commonly used to measure a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange. Tokyo Stock Exchange is the largest stock exchange in Japan. The exchange has more than 2,200 listed companies, making it the third-largest in the world by this measure. Morningstar Global Long/Short Equity Index uses historical fund data dating back to the fund’s inception. Funds that have been liquidated or merged are included in analysis. The inception of the index is determined by the date at which the benchmark obtains five or more constituents, without falling below two constituents going forward. It includes funds with exposure to long and short positions in global equities or derivatives and is equally weighted. One cannot invest directly in an index.

Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Investment Grade-Investment Grade refers to bonds that are rated BBB or higher. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Investment Manager and are subject to change, are not guaranteed and should not be considered investment advice.

Earnings growth is not representative of the Funds’ future performance.

Past performance is not a guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. The LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund and LoCorr Spectrum Income Fund are diversified funds. The LoCorr Dynamic Equity Fund is a non-diversified fund, meaning it may invest its assets in fewer individual holdings than a diversified fund. Therefore, those Funds are more exposed to individual stock volatility than a diversified fund. The Funds invest in foreign investments and foreign currencies which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Investing in commodities may subject the Funds to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. The Funds may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset Backed, Mortgage Backed, and Collateralized Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.

Derivative contracts ordinarily have leverage inherent in their terms which can magnify a Fund’s potential for gains or losses through increased long and short position exposure. A Fund may access derivatives via a swap agreement. A risk of a swap agreement is the risk that the counterparty to the agreement will default on its obligation to pay the Fund.

A Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased.

Investments in small- and medium-capitalization companies involve additional risks such as limited liquidity and greater volatility. Investments in lower rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. ETF investments are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are subject to specific risks, depending on the nature of the ETF.

A Fund’s portfolio will be significantly impacted by the performance of the real estate market generally, and a Fund may be exposed to greater risk and experience higher volatility than would a more economically diversified portfolio. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural, or technological developments. Investments in Limited Partnerships (including master limited partnerships) involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the Limited Partnership, risks related to potential conflicts of interest between the Limited Partnership and the Limited Partnership’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. Underlying Funds are subject to management and other expenses, which will be indirectly paid by a Fund.

Definitions

BofA Merrill Lynch 3-Month T-Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months

Barclays CTA Index is an unweighted index, which attempts to measure the performance of the Commodity Trading Advisor (“CTA”) industry. The Index measures the combined performance of all CTAs reporting to Barclay Trading Group who have more than 4 years past performance. Fees and transaction costs are reflected.

MSCI World Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-back issues rated investment grade or higher.

U.S. Dollar Index (USDX) is a measure of the value of the U.S. dollar relative to the value of a basket of currencies of the majority of the U.S.’s most significant trading partners. This index is similar to other trade-weighted indexes, which also use the exchange rates from the same major currencies.

Shareholder Letter	| 13

Basis Points (bps) - A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security.

Russell 1000 Growth Index refers to a composite that includes large and mid-cap companies located in the United States that also exhibit a growth probability. The Russell 1000 Growth is published and maintained by FTSE Russell.

Russell 1000 Value Index refers to a composite of large and mid-cap companies located in the United States that also exhibit a value probability. The Russell 1000 Value is published and maintained by FTSE Russell.

Alerian MLP Index is a market-cap weighted, float-adjusted index created to provide a comprehensive benchmark for investors to track the performance of the energy MLP sector.

ICE BofA Merrill Lynch 3-Month T-Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months

SG CTA Trend Index is a subset of the SG CTA Index, and follows traders of trend following methodologies. The SG CTA Index is equal weighted, calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment.

Distribution coverage ratios measure a company’s ability to service its debt and meet its financial obligations such as interests payments or dividends.

Incentive distribution rights (IDR) give a general partner an increasing share of a limited partnership’s incremental distributable cash flow. Used in master limited partnerships (MLP), IDRs outline per-unit distribution increases to the limited partners. IDRs are used to align the interests of all parties in a partnership.

Please refer to the Schedule of Investments in this report for full holdings information. Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security

Morningstar rankings are for LEQIX only, other share classes may have different rankings. Morningstar percentile ranking is based on the fund’s total return percentile rank relative to all funds that have the same category for the same time period. The highest (or most favorable) percentile rank is 1% and the lowest (or least favorable) percentile rank is 100%. Morningstar total return includes both income and capital gains or losses and is not adjusted for sales charges or redemptions fees.

© 2019 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Equity Fund, and the LoCorr Spectrum Income Fund are distributed by Quasar Distributors, LLC.

14 |	Fund Performance

LoCorr Macro Strategies Fund

Rate of Return — For the period ended June 30, 2019 (Unaudited)
			Average Annual
	Inception Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Macro Strategies Fund - Class A (without maximum load)	3/22/11	7.04%	6.88%	3.71%	1.09%
LoCorr Macro Strategies Fund - Class A (with maximum load)	3/22/11	0.83%	0.73%	2.48%	0.37%
LoCorr Macro Strategies Fund - Class C	3/24/11	5.56%	4.95%	2.95%	0.34%
LoCorr Macro Strategies Fund - Class I	3/24/11	7.19%	7.12%	4.00%	1.36%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		1.24%	2.31%	0.87%	0.56%[1]
Barclay CTA Index		3.72%	2.80%	1.09%	-0.09%[1]

$100,000 investment in the
LoCorr Macro Strategies Fund - Class I
For the period ended June 30, 2019 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception.  Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855. LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%.  Performance of the Class A without load does not reflect the deduction of the sales load or fee.  If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s March 1, 2019 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.18%, 2.93% and 1.93% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.

1 Since inception return as of March 24, 2011.

LoCorr Long/Short Commodities Strategy Fund

Rate of Return — For the period ended June 30, 2019 (Unaudited)
			Average Annual
	Inception Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Long/Short Commodities Strategy Fund - Class A (without maximum load)	12/31/11	-0.10%	8.14%	9.79%	4.11%
LoCorr Long/Short Commodities Strategy Fund - Class A (with maximum load)	12/31/11	-5.81%	1.92%	8.49%	3.29%
LoCorr Long/Short Commodities Strategy Fund - Class C	12/31/11	-1.52%	6.37%	8.92%	3.28%
LoCorr Long/Short Commodities Strategy Fund - Class I	12/31/11	0.00%	8.44%	10.06%	4.36%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		1.24%	2.31%	0.87%	0.61%
Morningstar Long/Short Commodity Index		-1.76%	-9.92%	-2.91%	-3.14%

$100,000 investment in the
LoCorr Long/Short Commodities Strategy Fund - Class I
For the period ended June 30, 2019 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund  since inception.  Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855. LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%.  Performance of the Class A without load does not reflect the deduction of the sales load or fee.  If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s March 1, 2019 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.67%, 3.42% and 2.42% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The Morningstar Long/Short Commodity Index is a fully collateralized commodity futures index that uses the momentum rule to determine if each commodity is held long, short, or flat.

One cannot invest directly in an index.

Fund Performance	| 15

LoCorr Market Trend Fund

Rate of Return — For the period ended June 30, 2019 (Unaudited)
			Average Annual
	Inception Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Market Trend Fund - Class A (without maximum load)	6/30/14	11.87%	5.13%	2.53%	2.53%
LoCorr Market Trend Fund - Class A (with maximum load)	6/30/14	5.45%	-0.93%	1.32%	1.32%
LoCorr Market Trend Fund - Class C	6/30/14	10.42%	3.34%	1.76%	1.76%
LoCorr Market Trend Fund - Class I	6/30/14	11.88%	5.29%	2.77%	2.77%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		1.24%	2.31%	0.87%	0.87%
Barclay CTA Index		3.72%	2.80%	1.09%	1.09%

$100,000 investment in the
LoCorr Market Trend Fund - Class I
For the period ended June 30, 2019 (Unaudited)
This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception.  Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855. LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%.  Performance of the Class A without load does not reflect the deduction of the sales load or fee.  If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s March 1, 2019 prospectus, the Fund’s annual operating  expense ratio is, before fee waivers 2.00%, 2.75% and 1.75% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.

LoCorr Dynamic Equity Fund

Rate of Return — For the period ended June 30, 2019 (Unaudited)
			Average Annual
	Inception Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Dynamic Equity Fund - Class A (without maximum load)	5/10/13	13.52%	3.46%	2.59%	3.38%
LoCorr Dynamic Equity Fund - Class A (with maximum load)	5/10/13	7.04%	-2.49%	1.38%	2.38%
LoCorr Dynamic Equity Fund - Class C	5/10/13	11.99%	1.68%	1.81%	2.59%
LoCorr Dynamic Equity Fund - Class I	5/10/13	13.60%	3.68%	2.85%	3.64%
S&P 500 Total Return Index		18.54%	10.42%	10.71%	12.35%
Morningstar Long/Short Equity Fund Index		7.63%	1.17%	2.07%	3.36%

$100,000 investment in the
LoCorr Dynamic Equity Fund - Class I
For the period ended June 30, 2019 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception.  Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855. LCFUNDS, or visiting www.LoCorrFunds.com. Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%.  Performance of the Class A without load does not reflect the deduction of the sales load or fee.  If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s March 1, 2019 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.61%, 3.36% and 2.36% for Class A, Class C and Class I shares, respectively.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.
The Morningstar Long/Short Equity Index category holds sizeable stakes in both long and short positions in equities and related derivative. At least 75% of the assets are in equity securities or derivatives.

One cannot invest directly in an index.

16 |	Fund Performance

LoCorr Spectrum Income Fund

Rate of Return — For the period ended June 30, 2019 (Unaudited)
			Average Annual
	Inception Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Spectrum Income Fund - Class A (without maximum load)	12/31/13	13.94%	1.29%	-1.20%	0.20%
LoCorr Spectrum Income Fund - Class A (with maximum load)	12/31/13	7.42%	-4.56%	-2.36%	-0.87%
LoCorr Spectrum Income Fund - Class C	12/31/13	12.62%	-0.23%	-1.92%	-0.54%
LoCorr Spectrum Income Fund - Class I	12/31/13	14.15%	1.64%	-0.91%	0.49%
Bloomberg Barclay U.S. Aggregate Bond Index		6.11%	7.87%	2.95%	3.40%
Morningstar Allocation - 70% to 85% Equity		13.49%	4.21%	4.98%	5.57%

$100,000 investment in the
LoCorr Spectrum Income Fund - Class I
For the period ended June 30, 2019 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception.  Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855. LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%.  Performance of the Class A without load does not reflect the deduction of the sales load or fee.  If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s March 1, 2019 prospectus, the Fund’s annual operating  expense ratio is, before fee waivers 3.54%, 4.29% and 3.29% for Class A, Class C and Class I shares, respectively.

The Bloomberg Barclay U.S. Aggregate Bond Index is a long term, market capitalization-weighted index used to represent investment grade bonds being traded in the United States.

The Morningstar Allocation - 70% to 85% Equity portfolios seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds and cash. These portfolios are dominated by domestic holdings and have equity expenses between 70% and 85%.

One cannot invest directly in an index.

LoCorr Macro Strategies Fund - Consolidated Schedule of Investments	| 17

LoCorr Macro Strategies Fund

Composition of Consolidated Investment Portfolio1
June 30, 2019 (Unaudited)

1 As a percentage of total investments.

Consolidated Schedule of Investments
June 30, 2019 (Unaudited)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 14.92%
321 Henderson Receivables I LLC
Series 2006-1A A1 (1 Month LIBOR USD + 0.200%) (a)(c)	03/15/2041	2.59%	$833,198	$820,811
Series 2006-4A A1 (1 Month LIBOR USD + 0.200%) (a)(c)	12/15/2041	2.59%	958,807	949,442
Series 2004-A A1 (1 Month LIBOR USD + 0.350%) (a)(c)	09/15/2045	2.74%	133,386	130,414
American Express Credit Account Master Trust, 2019-1 A	10/15/2024	2.87%	2,390,000	2,442,921
Avid Automobile Receivables Trust, 2018-1 A (a)	08/15/2023	2.84%	1,066,500	1,065,080
Bank of The West Auto Trust, 2017-1 A3 (a)	01/15/2023	2.11%	2,000,000	1,994,263
Barclays Dryrock Issuance Trust, 2017-2 A (1 Month LIBOR USD + 0.300%) (c)	05/15/2023	2.69%	3,225,000	3,228,529
Cabela’s Credit Card Master Note Trust, 2014-2 A (1 Month LIBOR USD + 0.450%) (c)	07/15/2022	2.84%	1,004,000	1,004,126
California Republic Auto Receivables Trust, 2018-1 A3	08/15/2022	3.14%	1,100,000	1,107,792
Carmax Auto Owner Trust, 2019-1 A3	03/15/2024	3.05%	2,450,000	2,500,059
Citibank Credit Card Issuance Trust, 2018-A3	05/23/2025	3.29%	3,500,000	3,644,326
Conn’s Receivables Funding LLC, 2018-A A (a)	07/17/2023	3.25%	947,139	950,811
DB Master Finance LLC, 2019-1A A2I (a)	05/20/2049	3.79%	2,015,000	2,057,960
Diamond Resorts Owner Trust, 2018-1 A (a)	01/21/2031	3.70%	2,364,187	2,397,826
Discover Card Execution Note Trust, 2018-2 A (1 Month LIBOR USD + 0.330%) (c)	08/15/2025	2.72%	2,775,000	2,769,361
Domino’s Pizza Master Issuer LLC, 2017-1A A2I (3 Month LIBOR USD + 1.250%) (a)(c)	07/25/2047	3.83%	1,075,838	1,069,716
Entergy New Orleans Storm Recovery Funding LLC, 2015-1 A	06/01/2027	2.67%	1,107,519	1,115,872
Evergreen Credit Card Trust, 2018-2 A (1 Month LIBOR USD + 0.350%) (a)(b)(c)	07/15/2022	2.74%	1,975,000	1,978,330
Ford Credit Auto Owner Trust, 2016-1 A (a)	08/15/2027	2.31%	2,350,000	2,357,972
GLS Auto Receivables Trust, 2018-2A A (a)	04/18/2022	3.25%	1,196,235	1,199,153
Honda Auto Receivables Owner Trust, 2019-1 A-3	03/20/2023	2.83%	1,800,000	1,825,882
Invitation Homes Trust
Series 2017-SFR2 A (1 Month LIBOR USD + 0.850%) (a)(c)	12/19/2036	3.24%	1,534,348	1,524,117
Series 2018-SFR2 A (1 Month LIBOR USD + 0.900%) (a)(c)	06/18/2037	3.29%	2,582,446	2,576,694
Series 2018-SFR3 A (1 Month LIBOR USD + 1.000%) (a)(c)	07/17/2037	3.39%	2,968,734	2,960,376
Series 2018-SFR4 A (1 Month LIBOR USD + 1.100%) (a)(c)	01/19/2038	3.49%	1,884,573	1,894,817
MVW Owner Trust, 2019-1A A (a)	11/20/2036	2.89%	2,050,000	2,077,010
NRZ Advance Receivables Trust, 2016-T3 AT3 (a)	10/16/2051	2.83%	3,210,000	3,233,779
Ocwen Master Advance Receivables Trust, 2016-T2 AT2 (a)	08/16/2049	2.72%	3,190,000	3,188,749

The accompanying notes are an integral part of these consolidated financial statements.

18 |	LoCorr Macro Strategies Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
OneMain Financial Issuance Trust, 2016-2 B (a)	03/20/2028	5.94%	$1,867,215	$1,874,430
Planet Fitness Master Issuer LLC, 2018-1A A2I (a)	09/05/2048	4.26%	2,064,400	2,126,724
Progress Residential Trust, 2017-SFR1 A (a)	08/17/2034	2.77%	3,279,465	3,300,271
Prosper Marketplace Issuance Trust, 2018-1A A (a)	06/17/2024	3.11%	512,267	512,557
SMB Private Education Loan Trust, 2018-C A1 (1 Month LIBOR USD + 0.300%) (a)(c)	09/15/2025	2.69%	1,114,450	1,114,344
SoFi Professional Loan Program LLC
Series 2016-C A2B (a)	12/27/2032	2.36%	2,170,544	2,167,435
Series 2015-C A2 (a)	08/25/2033	2.51%	1,051,610	1,054,124
Series 2016-A A2 (a)	12/26/2036	2.76%	3,058,742	3,076,752
Series 2017-C A2A (a)	07/25/2040	1.75%	832,186	829,667
Synchrony Card Issuance Trust, 2018-A1 A1	09/15/2024	3.38%	2,935,000	3,011,601
Synchrony Credit Card Master Note Trust, 2018-1 A	03/15/2024	2.97%	3,100,000	3,139,639
TCF Auto Receivables Owner Trust
Series 2016-1A A3 (a)	04/15/2021	1.71%	101,720	101,662
Series 2016-PT1 A (a)	06/15/2022	1.93%	1,038,422	1,035,607
Tricon American Homes Trust, 2017-SFR1 A (a)	09/19/2034	2.72%	2,833,053	2,837,614
Verizon Owner Trust
Series 2018-1A A1B (1 Month LIBOR USD + 0.260%) (a)(c)	09/20/2022	2.64%	4,525,000	4,522,770
Series 2018-A A1A	04/20/2023	3.23%	3,000,000	3,057,786
Series 2019-B A1A	12/20/2023	2.33%	2,597,000	2,604,841
TOTAL ASSET BACKED SECURITIES (Cost $89,537,908)				90,434,012

CORPORATE BONDS: 27.41%
Aerospace/Defense: 0.43%
L3 Technologies, Inc.	02/15/2021	4.95%	1,005,000	1,038,476
United Technologies Corp.	08/16/2023	3.65%	1,480,000	1,549,991
				2,588,467
Agriculture: 0.35%
Altria Group, Inc.	02/14/2024	3.80%	2,025,000	2,110,899

Auto Manufacturers: 0.97%
American Honda Finance Corp.	02/12/2021	2.65%	2,020,000	2,032,351
General Motors Financial Co., Inc.	05/09/2023	3.70%	2,375,000	2,409,533
Hyundai Capital America (a)	03/18/2021	3.00%	1,425,000	1,432,540
				5,874,424
Banks: 10.03%
Bank of America Corp.	10/21/2022	2.50%	6,155,000	6,170,488
Bank of America Corp.	01/11/2023	3.30%	1,650,000	1,700,781
Bank of Montreal (b)	03/26/2022	2.90%	1,770,000	1,797,094
Bank of New York Mellon Corp.	02/07/2022	2.60%	1,000,000	1,010,089
BB&T Corp.	12/06/2023	3.75%	1,260,000	1,329,824
Citigroup, Inc.	10/26/2020	2.65%	970,000	973,414
Citigroup, Inc.	01/14/2022	4.50%	3,315,000	3,484,689
Citigroup, Inc. (3 Month LIBOR USD + 0.722%) (d)	01/24/2023	3.14%	2,000,000	2,034,188
Cooperatieve Rabobank UA (b)	11/09/2022	3.95%	2,130,000	2,209,474
Danske Bank (a)(b)	01/12/2022	5.00%	1,255,000	1,312,789
Fifth Third Bancorp	07/27/2020	2.88%	1,965,000	1,974,022
Goldman Sachs Group, Inc.	02/25/2021	2.88%	1,690,000	1,702,137
Goldman Sachs Group, Inc.	01/22/2023	3.63%	2,140,000	2,220,151
Goldman Sachs Group, Inc.	02/23/2023	3.20%	1,885,000	1,929,097
HSBC Holdings PLC (b)	04/05/2021	5.10%	2,390,000	2,497,383
Huntington National Bank	04/01/2022	3.13%	1,735,000	1,768,958
JP Morgan Chase & Co.	09/23/2022	3.25%	1,565,000	1,607,772
JP Morgan Chase & Co.	01/25/2023	3.20%	5,705,000	5,854,200
KeyBank NA	02/01/2022	3.30%	1,485,000	1,524,047
Morgan Stanley	07/24/2020	5.50%	4,270,000	4,407,656
Morgan Stanley	01/23/2023	3.13%	2,115,000	2,162,729

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund - Consolidated Schedule of Investments (continued)	| 19

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
PNC Bank NA	01/22/2021	2.50%	$1,555,000	$1,560,202
Royal Bank of Canada (b)	04/29/2022	2.80%	1,555,000	1,579,506
State Street Corp.	08/18/2020	2.55%	1,410,000	1,416,266
SunTrust Banks, Inc.	03/03/2021	2.90%	2,500,000	2,522,495
Wells Fargo & Co.	07/22/2020	2.60%	2,725,000	2,733,962
Zions Bancorp NA	03/04/2022	3.35%	1,295,000	1,319,087
				60,802,500
Beverages: 0.73%
Anheuser-Busch InBev Finance, Inc.	02/01/2023	3.30%	1,365,000	1,408,902
Heineken NV (a)(b)	04/01/2022	3.40%	1,425,000	1,466,601
PepsiCo, Inc.	03/05/2022	2.75%	1,515,000	1,543,172
				4,418,675
Biotechnology: 0.42%
Celgene Corp.	02/20/2023	3.25%	2,480,000	2,542,196

Computers: 0.25%
Apple, Inc.	02/23/2021	2.25%	1,540,000	1,545,501

Diversified Financial Services: 2.60%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust Air (b)	02/01/2022	3.95%	1,220,000	1,255,195
Lease Corp.	07/03/2023	3.88%	2,150,000	2,240,840
American Express Co.	05/20/2022	2.75%	505,000	511,167
American Express Co.	12/02/2022	2.65%	2,000,000	2,021,927
Capital One Bank	02/15/2023	3.38%	1,700,000	1,734,082
CDP Financial, Inc.(a)(b)	03/07/2022	2.75%	2,190,000	2,234,016
Charles Schwab Corp.	01/25/2023	2.65%	1,905,000	1,928,696
OMERS Finance Trust (a)(b)	05/02/2024	2.50%	1,930,000	1,973,096
Visa, Inc.	12/14/2022	2.80%	1,800,000	1,843,135
				15,742,154
Electric: 0.61%
Berkshire Hathaway Energy Co.	01/15/2021	2.38%	2,345,000	2,351,420
Nextera Energy Capital Holdings, Inc.	04/01/2022	2.90%	1,335,000	1,358,151
				3,709,571
Environmental Control: 0.26%
Waste Management, Inc.	06/15/2024	2.95%	1,530,000	1,577,085

Food: 0.29%
Sysco Corp.	10/01/2020	2.60%	1,760,000	1,765,898

Healthcare - Products: 0.25%
Abbott Laboratories	11/30/2021	2.90%	1,525,000	1,550,268

Healthcare - Services: 0.24%
UnitedHealth Group, Inc.	10/15/2020	3.88%	1,435,000	1,458,125

Insurance: 1.45%
Chubb INA Holdings,Inc.	11/03/2020	2.30%	1,215,000	1,215,520
Lincoln National Corp.	09/01/2023	4.00%	1,500,000	1,586,876
Metropolitan Life Global Funding I (a)	01/11/2022	3.38%	2,070,000	2,127,764
Prudential Financial, Inc.	11/15/2020	4.50%	2,000,000	2,061,083
Unum Group	05/15/2021	3.00%	1,820,000	1,829,733
				8,820,976
Machinery - Construction & Mining: 0.31%
Caterpillar, Inc.	06/26/2022	2.60%	1,840,000	1,858,453

Machinery - Diversified: 0.25%
John Deere Capital Corp.	01/08/2021	2.55%	1,495,000	1,503,862

The accompanying notes are an integral part of these consolidated financial statements.

20 |	LoCorr Macro Strategies Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Media: 1.40%
21st Century Fox America, Inc.	02/15/2021	4.50%	$2,015,000	$2,081,380
Comcast Corp.	04/15/2024	3.70%	2,925,000	3,104,443
Discovery Communications LLC	04/01/2023	3.25%	2,150,000	2,185,496
Fox Corp. (a)	01/25/2022	3.67%	1,105,000	1,141,925
				8,513,244
Miscellaneous Manufacturing: 0.73%
General Electric Co.	01/07/2021	4.63%	1,345,000	1,384,204
Ingersoll-Rand Global Holding Co. Ltd.	06/15/2023	4.25%	1,415,000	1,505,470
Parker-Hannifin Corp.	06/14/2024	2.70%	1,540,000	1,558,594
				4,448,268
Oil & Gas: 1.15%
BP Capital Markets PLC (b)	03/11/2021	4.74%	1,000,000	1,040,899
Occidental Petroleum Corp.	02/01/2021	4.10%	1,765,000	1,805,446
Saudi Arabian Oil Co. (a)(b)	04/16/2022	2.75%	2,150,000	2,169,880
Total Capital International SA (b)	06/19/2021	2.75%	1,915,000	1,937,083
				6,953,308
Oil & Gas Services: 0.33%
Schlumberger Holdings Corp. (a)	12/21/2020	3.00%	1,995,000	2,011,359

Packaging & Containers: 0.27%
Packaging Corp. of America	12/15/2020	2.45%	1,630,000	1,628,664

Pharmaceuticals: 0.55%
AbbVie, Inc.	11/06/2022	2.90%	1,845,000	1,857,298
CVS Health Corp.	07/20/2020	2.80%	1,455,000	1,458,718
				3,316,016
Pipelines: 0.35%
Enterprise Products Operating LLC	02/15/2021	2.80%	2,115,000	2,129,667

Real Estate Investment Trusts: 0.24%
Alexandria Real Estate Equities, Inc.	01/15/2024	4.00%	1,365,000	1,443,820

Retail: 0.26%
Walmart, Inc.	12/15/2022	2.35%	1,545,000	1,562,332

Software: 1.05%
Fiserv, Inc.	07/01/2024	2.75%	1,650,000	1,664,705
Microsoft Corp.	02/06/2022	2.40%	2,835,000	2,864,768
Oracle Corp.	10/15/2022	2.50%	1,825,000	1,837,891
				6,367,364
Telecommunications: 1.18%
AT&T, Inc.	02/17/2021	2.80%	2,290,000	2,304,341
AT&T, Inc.	03/11/2024	3.90%	1,470,000	1,551,040
Verizon Communications, Inc.	03/15/2021	3.45%	2,200,000	2,250,048
Verizon Communications, Inc.	09/15/2023	5.15%	920,000	1,027,250
				7,132,679
Transportation: 0.46%
FedEx Corp.	01/14/2022	3.40%	1,185,000	1,214,892
Union Pacific Corp.	03/01/2024	3.15%	1,525,000	1,572,455
				2,787,347
TOTAL CORPORATE BONDS (Cost $163,315,045)				166,163,122

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund - Consolidated Schedule of Investments (continued)	| 21

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES: 13.14%
BX Trust, 2018-MCSF A (1 Month LIBOR USD + 0.577%) (a)(c)	04/16/2035	2.97%	$3,285,000	$3,280,984
Comm Mortgage Trust
Series 2014-UBS2 AM	03/12/2047	4.20%	2,450,000	2,588,847
Series 2014-LC17	10/11/2047	3.92%	724,000	775,898
Series 2014-CCRE21	12/10/2047	3.53%	1,817,139	1,902,605
Series 2015-CCR27 AM	10/13/2048	3.98%	2,000,000	2,124,900
CSMC Trust, 2017-HL2 A3 (a)(d)	10/25/2047	3.50%	2,752,156	2,795,883
Fannie Mae Connecticut Avenue Securities
Series 2014-C02 1M2 (1 Month LIBOR USD + 2.600%) (c)	05/28/2024	5.00%	2,038,626	2,106,974
Series 2017-C01 1M1 (1 Month LIBOR USD + 1.300%) (c)	07/25/2029	3.70%	1,783,210	1,789,318
Series 2017-C02 2M1 (1 Month LIBOR USD + 1.150%) (c)	09/25/2029	3.55%	1,216,018	1,219,571
Series 2018-C02 2M1 (1 Month LIBOR USD + 0.650%) (c)	08/26/2030	3.05%	1,203,036	1,203,452
Series 2018-C05 1M1 (1 Month LIBOR USD + 0.720%) (c)	01/27/2031	3.12%	3,512,349	3,513,576
Series 2019-R03 1M1 (1 Month LIBOR USD + 0.750%) (a)(c)	09/25/2031	3.15%	1,532,201	1,532,891
Series 2019-R04 2M1 (1 Month LIBOR USD + 0.750%) (a)(c)	06/27/2039	3.15%	2,700,000	2,700,000
FDIC Guaranteed Notes Trust, 2010-S4 A (1 Month LIBOR USD + 0.720%) (a)(c)	12/04/2020	3.20%	324,732	323,317
FHLMC Multifamily Structured Pass Through Certificates, 3855 HE	02/15/2026	2.50%	3,326	3,312
Flagstar Mortgage Trust
Series 2017-2 A5 (a)(d)	10/25/2047	3.50%	3,264,873	3,312,828
Series 2018-4 A4 (a)(d)	07/25/2048	4.00%	2,024,924	2,043,997
GS Mortgage Securities Trust
Series 2010-C2 A1 (a)	12/10/2043	3.85%	63,193	63,712
Series 2015-GC28 A5	02/12/2048	3.76%	1,985,000	2,084,506
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2018-BCON A (a)	01/07/2031	3.73%	3,630,000	3,799,985
Series 2010-C2 A3 (a)	11/15/2043	4.07%	4,084,741	4,141,373
Series 2014-C23 ASB	09/17/2047	3.66%	2,950,000	3,054,002
JP Morgan Mortgage Trust
Series 2016-1 A5 (a)(d)	05/25/2046	3.50%	965,636	980,423
Series 2018-9 A5 (a)(d)	02/25/2049	4.00%	1,890,227	1,923,132
Morgan Stanley Capital I Trust, 2017-CLS A (1 Month LIBOR USD + 0.700%) (a)(c)	11/15/2034	3.09%	2,785,000	2,782,387
NCUA Guaranteed Notes Trust
Series 2011-R2 1A (1 Month LIBOR USD + 0.400%) (c)	02/06/2020	2.82%	1,198,147	1,199,177
Series 2011-R3 1A (1 Month LIBOR USD + 0.400%) (c)	04/09/2020	2.81%	769,723	771,121
Series 2010-R1 1A (1 Month LIBOR USD + 0.450%) (c)	10/07/2020	2.87%	84,864	84,993
New Residential Mortgage Loan Trust
Series 2018-NQM1 A1 (a)(d)	11/25/2048	3.99%	2,869,858	2,925,627
Series 2015-1A A3 (a)(d)	05/28/2052	3.75%	1,027,569	1,062,258
Series 2014-2A A3 (a)(d)	05/25/2054	3.75%	915,087	931,665
Series 2016-1A A1 (a)(d)	03/25/2056	3.75%	1,896,361	1,938,730
Series 2017-1A A1 (a)(d)	02/25/2057	4.00%	2,502,889	2,604,332
Series 2017-2A A3 (a)(d)	03/25/2057	4.00%	2,657,575	2,775,138
Series 2017-3A A1 (a)(d)	04/25/2057	4.00%	1,923,945	2,001,995
OBX Trust
Series 2018-EXP1 1A6 (a)(d)	04/25/2048	4.50%	1,230,059	1,253,332
Series 2018-EXP2 1A1 (a)(d)	07/25/2058	4.00%	2,187,819	2,221,899
Sequoia Mortgage Trust, 2018-CH4 A10 (a)(d)	10/25/2048	4.50%	1,605,511	1,649,074
Shellpoint Co-Originator Trust, 2017-2 A4 (a)(d)	10/25/2047	3.50%	1,149,744	1,169,099
Spruce Hill Mortgage Loan Trust, 2019-SH1 A1 (a)(d)	04/29/2049	3.40%	1,248,647	1,260,132
Verus Securitization Trust, 2018-3 A-1 (a)(d)	10/25/2058	4.11%	1,333,658	1,362,661
WFRBS Commercial Mortgage Trust, 2011-C3 A4 (a)	03/17/2044	4.38%	2,338,910	2,410,010
TOTAL MORTGAGE BACKED SECURITIES (Cost $79,067,088)				79,669,116

The accompanying notes are an integral part of these consolidated financial statements.

22 |	LoCorr Macro Strategies Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES: 13.11%
Federal Farm Credit Banks	11/27/2020	1.90%	$7,000,000	$7,001,752
Federal Farm Credit Banks	04/05/2021	2.54%	5,120,000	5,178,306
Federal Farm Credit Banks	06/26/2023	1.77%	5,135,000	5,118,963
Federal Farm Credit Banks	07/17/2023	2.88%	10,985,000	11,400,636
Federal Home Loan Banks	07/07/2021	1.88%	5,200,000	5,204,919
Federal Home Loan Banks	06/10/2022	2.13%	5,115,000	5,159,506
Federal Home Loan Banks	06/10/2022	2.75%	6,015,000	6,173,600
Federal Home Loan Banks	06/09/2023	3.25%	15,200,000	15,998,228
Federal Home Loan Banks	09/08/2023	3.38%	9,000,000	9,571,683
Federal Home Loan Mortgage Corp.	05/29/2020	2.53%	5,150,000	5,151,754
Federal National Mortgage Association	04/12/2022	2.25%	3,500,000	3,543,970
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $77,813,290)				79,503,317

U.S. GOVERNMENT NOTES: 16.10%
United States Treasury Note	02/28/2021	1.13%	8,990,000	8,888,512
United States Treasury Note	05/31/2021	2.00%	2,565,000	2,576,022
United States Treasury Note	01/15/2022	2.50%	6,500,000	6,622,891
United States Treasury Note	10/31/2022	2.00%	1,900,000	1,916,625
United States Treasury Note	11/15/2022	1.63%	9,640,000	9,607,992
United States Treasury Note	09/30/2023	2.88%	2,305,000	2,411,336
United States Treasury Note	12/31/2023	2.63%	4,200,000	4,358,156
United States Treasury Note	01/31/2024	2.25%	11,500,000	11,749,315
United States Treasury Note	02/15/2024	2.75%	5,000,000	5,221,094
United States Treasury Note	02/29/2024	2.38%	2,265,000	2,328,792
United States Treasury Note	03/31/2024	2.13%	6,000,000	6,100,313
United States Treasury Note	04/30/2024	2.00%	11,530,000	11,655,659
United States Treasury Note	05/15/2024	2.50%	8,440,000	8,729,795
United States Treasury Note	12/31/2024	2.25%	10,580,000	10,829,622
United States Treasury Note	02/15/2025	7.63%	3,500,000	4,580,625
TOTAL U.S. GOVERNMENT NOTES (Cost $95,495,750)				97,576,749

SHORT TERM INVESTMENT: 4.35%
MONEY MARKET FUND: 4.35%			Shares
STIT-Government & Agency Portfolio, Institutional Class, 2.26% (e)(f)			26,396,175	26,396,175
TOTAL MONEY MARKET FUND (Cost $26,396,175)				26,396,175
TOTAL SHORT TERM INVESTMENT (Cost $26,396,175)				26,396,175

TOTAL INVESTMENTS (Cost $531,625,256): 89.03%				539,742,491
Other Assets in Excess of Liabilities: 10.97 (g)				66,518,828
TOTAL NET ASSETS: 100.00%				$606,261,319

(a)
Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At June 30, 2019, the value of these securities total $130,098,111 which represents 21.46% of total net assets.

(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of June 30, 2019.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of June 30, 2019.
(e)	The rate quoted is the annualized seven-day effective yield as of June 30, 2019.
(f)	A portion of this security is held by LCMFS Fund Limited and pledged as collateral for derivative contracts.
(g)	Includes assets pledged as collateral for derivative contracts.

LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund - Consolidated Schedule of Open Forward Currency Contracts	| 23

LoCorr Macro Strategies Fund

Consolidated Schedule of Open Forward Currency Contracts

June 30, 2019 (Unaudited)

			Currency to be Received		Currency to be Delivered
Notional Amount	Counter- party	Forward Settlement Date	Curr Abbr.	U.S. $ Value at June 30, 2019	Curr Abbr.	U.S. $ Value on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)
	See key for abbreviation
Purchase Contracts:
$48,142,753	DB	07/17/2019	AUD	$48,692,370	USD	$48,142,753	$549,617	$—
271,144	BAML	09/20/2019	AUD	273,791	USD	271,144	2,647	—
32,102,207	DB	07/17/2019	BRL	32,429,259	USD	32,102,207	327,052	—
36,068,158	DB	07/17/2019	CAD	36,747,249	USD	36,068,158	679,091	—
34,398,893	BAML	09/20/2019	CAD	34,522,633	USD	34,398,893	123,740	—
36,678,986	DB	07/17/2019	CHF	37,006,927	USD	36,678,986	327,941	—
1,672,456	BAML	09/20/2019	CHF	1,676,403	USD	1,672,456	3,947	—
1,214,799	DB	07/17/2019	CLP	1,234,077	USD	1,214,799	19,278	—
326,527	DB	07/17/2019	COP	326,912	USD	326,527	385	—
21,540,228	DB	07/17/2019	EUR	21,719,694	NOK	21,540,228	179,466	—
7,522,578	DB	07/17/2019	EUR	7,585,379	PLN	7,522,578	62,801	—
22,882,381	DB	07/17/2019	EUR	23,109,208	SEK	22,882,381	226,827	—
57,324,630	DB	07/17/2019	EUR	57,505,367	USD	57,324,630	180,737	—
20,639,336	BAML	09/20/2019	EUR	20,685,660	USD	20,639,336	46,324	—
50,113,730	DB	07/17/2019	GBP	50,047,062	USD	50,113,730	—	(66,668)
2,244,065	BAML	09/20/2019	GBP	2,258,891	USD	2,244,065	14,826	—
5,228,104	DB	07/17/2019	ILS	5,262,922	USD	5,228,104	34,818	—
6,282,105	DB	07/17/2019	INR	6,330,899	USD	6,282,105	48,794	—
44,547,006	DB	07/17/2019	JPY	44,607,281	USD	44,547,006	60,275	—
33,508,874	BAML	09/20/2019	JPY	33,435,303	USD	33,508,874	—	(73,571)
4,959,123	DB	07/17/2019	KRW	5,004,409	USD	4,959,123	45,286	—
15,578,376	DB	07/17/2019	MXN	15,586,191	USD	15,578,376	7,815	—
12,681,355	BAML	09/20/2019	MXN	12,641,609	USD	12,681,355	—	(39,746)
28,121,543	DB	07/17/2019	NOK	28,474,965	EUR	28,121,543	353,422	—
14,377,080	DB	07/17/2019	NOK	14,504,616	USD	14,377,080	127,536	—
28,395,977	DB	07/17/2019	NZD	29,007,966	USD	28,395,977	611,989	—
709,265	BAML	09/20/2019	NZD	723,992	USD	709,265	14,727	—
10,076,736	DB	07/17/2019	PLN	10,212,181	EUR	10,076,736	135,445	—
8,523,772	DB	07/17/2019	PLN	8,599,545	USD	8,523,772	75,773	—
20,948,766	DB	07/17/2019	RUB	21,214,320	USD	20,948,766	265,554	—
14,994,358	DB	07/17/2019	SEK	15,239,631	EUR	14,994,358	245,273	—
14,728,790	DB	07/17/2019	SEK	14,875,450	USD	14,728,790	146,660	—
4,629,181	DB	07/17/2019	SGD	4,650,665	USD	4,629,181	21,484	—
6,266,068	DB	07/17/2019	TRY	6,321,435	USD	6,266,068	55,367	—
14,435,681	DB	07/17/2019	ZAR	14,987,507	USD	14,435,681	551,826	—
Total Purchase Contracts				667,501,769		662,135,031	5,546,723	(179,985)

Sale Contracts:
$52,941,144	DB	07/17/2019	USD	$53,778,688	AUD	$52,941,144	$—	$(837,544)
41,854,748	BAML	09/20/2019	USD	42,292,579	AUD	41,854,748	—	(437,831)
25,145,150	DB	07/17/2019	USD	25,376,708	BRL	25,145,150	—	(231,558)
28,129,980	DB	07/17/2019	USD	28,351,153	CAD	28,129,980	—	(221,173)
49,831,776	BAML	09/20/2019	USD	50,570,227	CAD	49,831,776	—	(738,451)
47,382,280	DB	07/17/2019	USD	47,967,381	CHF	47,382,280	—	(585,101)
33,114,785	BAML	09/20/2019	USD	33,690,119	CHF	33,114,785	—	(575,334)
1,206,914	DB	07/17/2019	USD	1,234,077	CLP	1,206,914	—	(27,163)
82,028	DB	07/17/2019	USD	82,039	COP	82,028	—	(11)
28,121,543	DB	07/17/2019	NOK	28,291,412	EUR	28,121,543	—	(169,869)
10,076,735	DB	07/17/2019	PLN	10,148,006	EUR	10,076,735	—	(71,271)
14,994,359	DB	07/17/2019	SEK	15,102,420	EUR	14,994,359	—	(108,061)
55,854,708	DB	07/17/2019	USD	56,377,811	EUR	55,854,708	—	(523,103)
88,760,542	BAML	09/20/2019	USD	89,189,883	EUR	88,760,542	—	(429,341)
46,427,019	DB	07/17/2019	USD	46,729,235	GBP	46,427,019	—	(302,216)
62,465,742	BAML	09/20/2019	USD	62,473,867	GBP	62,465,742	—	(8,125)
3,620,357	DB	07/17/2019	USD	3,661,041	ILS	3,620,357	—	(40,684)
3,043,470	DB	07/17/2019	USD	3,069,417	INR	3,043,470	—	(25,947)
53,488,002	DB	07/17/2019	USD	53,664,361	JPY	53,488,002	—	(176,359)

The accompanying notes are an integral part of these consolidated financial statements.

24 |	LoCorr Macro Strategies Fund - Consolidated Schedule of Open Forward Currency Contracts (continued)

			Currency to be Received		Currency to be Delivered
Notional Amount	Counter- party	Forward Settlement Date	Curr Abbr.	U.S. $ Value at June 30, 2019	Curr Abbr.	U.S. $ Value on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)
	See key for abbreviation
Sale Contracts: (continued)
$10,155,255	BAML	09/20/2019	USD	$10,174,856	JPY	$10,155,255	$—	$(19,601)
4,884,452	DB	07/17/2019	USD	4,918,618	KRW	4,884,452	—	(34,166)
7,529,692	DB	07/17/2019	USD	7,529,526	MXN	7,529,692	166	—
10,457	BAML	09/20/2019	USD	10,426	MXN	10,457	31	—
21,540,229	DB	07/17/2019	EUR	21,854,387	NOK	21,540,229	—	(314,158)
12,448,048	DB	07/17/2019	USD	12,674,677	NOK	12,448,048	—	(226,629)
31,455,657	DB	07/17/2019	USD	32,187,013	NZD	31,455,657	—	(731,356)
17,109,509	BAML	09/20/2019	USD	17,469,373	NZD	17,109,509	—	(359,864)
7,522,578	DB	07/17/2019	EUR	7,628,956	PLN	7,522,578	—	(106,378)
4,848,618	DB	07/17/2019	USD	4,925,511	PLN	4,848,618	—	(76,893)
12,153,381	DB	07/17/2019	USD	12,311,074	RUB	12,153,381	—	(157,693)
22,882,381	DB	07/17/2019	EUR	23,294,001	SEK	22,882,381	—	(411,620)
16,802,613	DB	07/17/2019	USD	17,101,429	SEK	16,802,613	—	(298,816)
2,300,666	DB	07/17/2019	USD	2,321,636	SGD	2,300,666	—	(20,970)
2,426,702	DB	07/17/2019	USD	2,441,441	TRY	2,426,702	—	(14,739)
11,688,031	DB	07/17/2019	USD	12,257,160	ZAR	11,688,031	—	(569,129)
Total Sale Contracts				841,150,508		832,299,551	197	(8,851,154)
Net Forward Currency Contracts				$(173,648,739)		$(170,164,520)	$5,546,920	$(9,031,139)
Net Unrealized Depreciation								$(3,484,219)

Counterparty:

BAML	Bank of America Merrill Lynch
DB	Deutsche Bank
Currency abbreviations:
AUD	AUSTRALIAN DOLLAR	EUR	EURO	MXN	MEXICAN PESO	SGD	SINGAPORE DOLLAR
BRL	BRAZILIAN REAL	GBP	BRITISH POUND	NOK	NORWEGIAN KRONE	TRY	TURKISH LIRA
CAD	CANADIAN DOLLAR	ILS	ISRAELI NEW SHEQEL	NZD	NEW ZEALAND DOLLAR	USD	U.S. DOLLAR
CHF	SWISS FRANC	INR	INDIAN RUPEE	PLN	POLISH ZLOTY	ZAR	SOUTH AFRICAN RAND
CLP	CHILEAN PESO	JPY	JAPANESE YEN	RUB	RUSSIAN RUBLE
COP	COLOMBIAN PESO	KRW	SOUTH KOREAN WON	SEK	SWEDISH KRONA

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund - Consolidated Schedule of Open Futures Contracts	| 25

LoCorr Macro Strategies Fund

Consolidated Schedule of Open Futures Contracts

June 30, 2019 (Unaudited)

	Number of		Current		Value
Description	Contracts Purchased (Sold)	Settlement Month-Year	Notional Amount	Value at Trade Date	Unrealized Appreciation	Unrealized (Depreciation)

Purchase Contracts:
10 Yr Mini JGB	13	Sep-19	$1,855,679	$1,852,932	$2,747	$—
90 Day Euro	33	Mar-20	8,108,925	8,114,827	—	(5,902)
90 Day Euro	50	Jun-20	12,297,500	12,305,780	—	(8,280)
90 Day Euro	124	Sep-20	30,517,950	30,538,110	—	(20,160)
90 Day Euro	1,391	Dec-20	342,342,488	342,266,277	76,211	—
90 Day Euro	172	Mar-21	42,342,100	42,352,811	—	(10,711)
90 Day Euro	164	Jun-21	40,360,400	40,358,461	1,939	—
90 Day Euro	173	Sep-21	42,566,650	42,521,088	45,562	—
90 Day Sterling	1,110	Dec-20	174,849,352	174,913,098	—	(63,746)
Aluminum - 90 Day Settlement (a)(b)	1	Jul-19	44,263	48,205	—	(3,942)
Aluminum - 90 Day Settlement (a)(b)	1	Jul-19	44,494	47,166	—	(2,672)
Aluminum - 90 Day Settlement (a)(b)	1	Jul-19	44,492	47,388	—	(2,896)
Aluminum - 90 Day Settlement (a)(b)	1	Aug-19	44,734	45,724	—	(990)
Aluminum - 90 Day Settlement (a)(b)	1	Aug-19	44,811	45,925	—	(1,114)
Aluminum - 90 Day Settlement (a)(b)	1	Sep-19	45,000	44,362	638	—
Aluminum - 90 Day Settlement (a)(b)	1	Sep-19	45,038	43,939	1,099	—
Aluminum - 90 Day Settlement (a)(b)	1	Sep-19	45,036	44,580	456	—
Aluminum - 90 Day Settlement (a)(b)	1	Sep-19	45,033	44,687	346	—
Aluminum (a)(b)	34	Sep-19	1,530,213	1,532,648	—	(2,435)
Amsterdam Exchange Index	12	Jul-19	1,530,801	1,528,574	2,227	—
Australian 10 Yr Bond	1,467	Sep-19	147,946,307	147,680,789	265,518	—
Australian 3 Yr Bond	31	Sep-19	2,502,756	2,502,900	—	(144)
Australian Dollar	217	Sep-19	15,268,120	15,233,865	34,255	—
Brent Crude (a)	219	Sep-19	14,178,060	13,845,560	332,500	—
Brent Crude (a)	6	Oct-19	386,100	386,067	33	—
Brent Crude (a)	3	Nov-19	192,210	193,104	—	(894)
Brent Crude (a)	2	Dec-19	127,600	127,182	418	—
CAC 40 10 Euro Index	341	Jul-19	21,454,271	21,324,251	130,020	—
Canadian 10 Yr Bond	495	Sep-19	54,026,459	53,444,660	581,799	—
Canadian Dollar	163	Sep-19	12,478,465	12,402,091	76,374	—
Cocoa (ICE) (a)	114	Sep-19	2,613,185	2,593,490	19,695	—
Copper - 90 Day Settlement (a)(b)	1	Jul-19	149,413	162,334	—	(12,921)
Copper - 90 Day Settlement (a)(b)	1	Jul-19	149,793	162,238	—	(12,445)
Copper - 90 Day Settlement (a)(b)	1	Jul-19	149,761	159,949	—	(10,188)
Copper - 90 Day Settlement (a)(b)	1	Aug-19	149,847	149,069	778	—
Copper - 90 Day Settlement (a)(b)	1	Aug-19	149,900	148,189	1,711	—
Copper - 90 Day Settlement (a)(b)	1	Sep-19	149,953	148,215	1,738	—
Copper - 90 Day Settlement (a)(b)	1	Sep-19	149,850	148,504	1,346	—
Copper - 90 Day Settlement (a)(b)	1	Sep-19	149,828	150,327	—	(499)
Copper (a)(b)	19	Sep-19	2,848,100	2,838,548	9,552	—
Corn (a)	576	Dec-19	12,427,200	13,005,915	—	(578,715)
DAX Index	85	Sep-19	29,933,593	29,694,058	239,535	—
Dollar	66	Sep-19	6,313,956	6,376,175	—	(62,219)
Dow Jones Industrial Average Mini E-Cbot Index	332	Sep-19	44,144,380	44,211,612	—	(67,232)
Euro	144	Sep-19	20,603,700	20,582,624	21,076	—
Euro-Bobl	966	Sep-19	147,674,107	147,232,048	442,059	—
Euro-BTP	58	Sep-19	8,857,328	8,806,971	50,357	—
Euro-Bund	290	Sep-19	56,962,578	56,726,213	236,365	—
Euro-Schatz	48	Sep-19	6,128,606	6,123,841	4,765	—
Euro-Stoxx 50 Index	1,244	Sep-19	49,028,393	48,632,120	396,273	—
FTSE 100 Index	429	Sep-19	40,147,073	40,180,758	—	(33,685)
FTSE China A50 Index	46	Jul-19	621,230	620,869	361	—
Gasoline RBOB (a)	95	Aug-19	7,567,434	6,849,277	718,157	—

The accompanying notes are an integral part of these consolidated financial statements.

26 |	LoCorr Macro Strategies Fund - Consolidated Schedule of Open Futures Contracts (continued)

	Number of		Current		Value
Description	Contracts Purchased (Sold)	Settlement Month-Year	Notional Amount	Value at Trade Date	Unrealized Appreciation	Unrealized (Depreciation)

Purchase Contracts: (continued)
Gasoline RBOB (a)	2	Sep-19	$155,744	$157,205	$—	$(1,461)
Gasoline RBOB (a)	1	Oct-19	71,316	71,834	—	(518)
Gasoline RBOB (a)	1	Nov-19	69,573	70,436	—	(863)
Gold (a)	238	Aug-19	33,646,060	32,688,850	957,210	—
Hang Seng Index	142	Jul-19	25,907,997	25,792,878	115,119	—
Heating Oil (a)	23	Aug-19	1,873,460	1,740,248	133,213	—
H-Shares Index	42	Jul-19	2,912,746	2,895,644	17,102	—
Japanese 10 Yr Bond	27	Sep-19	38,528,498	38,444,347	84,151	—
KOSPI 200 Index	3	Sep-19	180,834	181,175	—	(341)
Lead (a)(b)	9	Sep-19	434,700	418,148	16,552	—
Long Gilt	536	Sep-19	88,694,615	88,259,236	435,379	—
Low Sulphur Gasoil (a)	4	Aug-19	239,000	218,605	20,395	—
MSCI Taiwan Index	29	Jul-19	1,120,850	1,122,520	—	(1,670)
Nasdaq 100 E-Mini Index	419	Sep-19	64,473,625	63,956,837	516,788	—
Natural Gas (a)	10	Aug-19	230,800	234,653	—	(3,853)
Nickel - 90 Day Settlement (a)(b)	1	Aug-19	76,117	72,734	3,383	—
Nickel (a)(b)	14	Sep-19	1,067,220	1,025,570	41,650	—
Platinum (a)	2	Oct-19	84,110	81,514	2,596	—
Russell 2000 Mini Index	89	Sep-19	6,973,595	6,825,377	148,218	—
S&P 500 E-Mini Index	505	Sep-19	74,341,050	73,714,953	626,097	—
S&P/TSX 60 Index	30	Sep-19	4,479,554	4,481,635	—	(2,081)
SET 50 Index	174	Sep-19	1,302,922	1,290,194	12,728	—
Soybean (a)	178	Nov-19	8,214,700	8,146,335	68,365	—
Soybean Meal (a)	28	Dec-19	904,120	916,432	—	(12,312)
SPI 200 Index	25	Sep-19	2,877,966	2,872,465	5,501	—
Sugar (a)	10	Oct-19	141,344	141,260	84	—
Swiss Franc	26	Sep-19	3,354,650	3,349,684	4,966	—
TWSE Capitalization Weighted Stock Index	45	Jul-19	3,064,860	3,006,658	58,202	—
U.S. 10 Yr Note	733	Sep-19	93,801,094	92,579,782	1,221,312	—
U.S. 2 Yr Note	1,024	Sep-19	220,344,001	219,173,019	1,170,982	—
U.S. 5 Yr Note	1,544	Sep-19	182,433,250	181,115,573	1,317,677	—
U.S. Long Bond	413	Sep-19	64,260,219	62,404,762	1,855,457	—
U.S. Ultra Bond	19	Sep-19	3,373,688	3,373,832	—	(144)
Wheat (a)	74	Sep-19	1,950,825	1,960,030	—	(9,205)
WTI Crude (a)	16	Aug-19	935,520	947,834	—	(12,314)
WTI Crude (a)	21	Sep-19	1,228,920	1,244,007	—	(15,087)
WTI Crude (a)	10	Oct-19	584,000	590,227	—	(6,227)
WTI Crude (a)	6	Nov-19	349,320	352,200	—	(2,880)
WTI Crude (a)	3	Dec-19	173,940	176,565	—	(2,625)
WTI Crude (a)	2	Jan-20	115,420	115,453	—	(33)
WTI Crude (a)	1	Feb-20	57,420	58,301	—	(881)
Zinc - 90 Day Settlement (a)(b)	1	Jul-19	63,525	69,322	—	(5,797)
Zinc - 90 Day Settlement (a)(b)	2	Aug-19	125,625	130,912	—	(5,287)
Zinc - 90 Day Settlement (a)(b)	1	Aug-19	62,765	65,529	—	(2,764)
Zinc - 90 Day Settlement (a)(b)	1	Sep-19	62,531	62,940	—	(409)
Zinc - 90 Day Settlement (a)(b)	1	Sep-19	62,504	62,376	128	—
Zinc (a)(b)	74	Sep-19	4,626,850	4,761,667	—	(134,817)
Total Purchase Contracts					12,529,165	(1,123,359)

Sale Contracts:
Aluminum - 90 Day Settlement (a)(b)	(1)	Jul-19	$44,263	$47,783	$3,520	$—
Aluminum - 90 Day Settlement (a)(b)	(1)	Jul-19	44,494	47,183	2,689	—
Aluminum - 90 Day Settlement (a)(b)	(1)	Jul-19	44,492	47,356	2,864	—
Aluminum - 90 Day Settlement (a)(b)	(1)	Aug-19	44,734	45,553	819	—
Aluminum - 90 Day Settlement (a)(b)	(1)	Aug-19	44,811	45,938	1,127	—
Aluminum - 90 Day Settlement (a)(b)	(1)	Sep-19	45,000	44,233	—	(767)
Aluminum - 90 Day Settlement (a)(b)	(1)	Sep-19	45,038	43,932	—	(1,106)
Aluminum - 90 Day Settlement (a)(b)	(1)	Sep-19	45,036	44,637	—	(399)

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund - Consolidated Schedule of Open Futures Contracts (continued)	| 27

	Number of		Current		Value
Description	Contracts Purchased (Sold)	Settlement Month-Year	Notional Amount	Value at Trade Date	Unrealized Appreciation	Unrealized (Depreciation)

Sale Contracts: (continued)
Aluminum - 90 Day Settlement (a)(b)	(1)	Sep-19	$45,033	$44,573	$—	$(460)
Aluminum (a)(b)	(268)	Sep-19	12,061,675	12,138,003	76,328	—
Australian 10 Yr Bond	(194)	Sep-19	19,564,815	19,498,329	—	(66,486)
British Pound	(66)	Sep-19	5,258,963	5,258,554	—	(409)
CAC 40 10 Euro Index	(38)	Jul-19	2,390,799	2,386,588	—	(4,211)
Canadian 10 Yr Bond	(72)	Sep-19	7,858,394	7,860,953	2,559	—
CBOE Volatility Index	(70)	Jul-19	1,086,750	1,144,773	58,023	—
CBOE Volatility Index	(45)	Aug-19	745,875	765,268	19,393	—
CBOE Volatility Index	(6)	Sep-19	101,550	103,589	2,039	—
Cocoa (NYBOT) (a)	(7)	Sep-19	169,750	172,983	3,233	—
Coffee (a)	(86)	Sep-19	3,529,763	3,213,269	—	(316,494)
Copper - 90 Day Settlement (a)(b)	(1)	Jul-19	149,413	162,728	13,315	—
Copper - 90 Day Settlement (a)(b)	(1)	Jul-19	149,793	162,148	12,355	—
Copper - 90 Day Settlement (a)(b)	(1)	Jul-19	149,761	159,977	10,216	—
Copper - 90 Day Settlement (a)(b)	(1)	Aug-19	149,847	148,846	—	(1,001)
Copper - 90 Day Settlement (a)(b)	(1)	Aug-19	149,900	147,418	—	(2,482)
Copper - 90 Day Settlement (a)(b)	(1)	Sep-19	149,953	147,988	—	(1,965)
Copper - 90 Day Settlement (a)(b)	(1)	Sep-19	149,850	148,026	—	(1,824)
Copper - 90 Day Settlement (a)(b)	(1)	Sep-19	149,828	150,569	741	—
Copper (a)(b)	(137)	Sep-19	20,536,300	20,591,392	55,092	—
Copper (COMEX) (a)	(63)	Sep-19	4,273,763	4,268,506	—	(5,257)
Corn (a)	(288)	Dec-19	6,213,600	6,504,216	290,616	—
Cotton No.2 (a)	(72)	Dec-19	2,378,880	2,422,067	43,187	—
DAX Index	(8)	Sep-19	2,817,279	2,799,915	—	(17,364)
Euro-Bobl	(31)	Sep-19	4,739,024	4,736,370	—	(2,654)
Euro-Bund	(53)	Sep-19	10,410,402	10,405,905	—	(4,497)
Euro-Buxl 30 Yr Bond	(4)	Sep-19	922,870	921,731	—	(1,139)
Euro-OAT	(105)	Sep-19	19,684,739	19,647,466	—	(37,273)
Euro-Schatz	(178)	Sep-19	22,726,914	22,686,742	—	(40,172)
FTSE 100 Index	(90)	Sep-19	8,422,463	8,405,556	—	(16,907)
FTSE MIB Index	(6)	Sep-19	721,695	719,238	—	(2,457)
FTSE/JSE Top 40 Index	(26)	Sep-19	967,861	978,790	10,929	—
Gold (a)	(4)	Aug-19	565,480	565,353	—	(127)
Hard Red Wheat (a)	(150)	Sep-19	3,461,250	3,572,070	110,820	—
Heating Oil (a)	(41)	Aug-19	3,339,647	3,373,287	33,640	—
Heating Oil (a)	(9)	Sep-19	736,042	741,674	5,632	—
Heating Oil (a)	(2)	Oct-19	164,111	165,556	1,445	—
IBEX 35 Index	(11)	Jul-19	1,147,368	1,145,076	—	(2,292)
Japanese 10 Yr Bond	(9)	Sep-19	12,842,833	12,836,214	—	(6,619)
Lead (a)(b)	(10)	Sep-19	483,000	467,357	—	(15,643)
Lean Hogs (a)	(6)	Aug-19	182,400	186,736	4,336	—
Live Cattle (a)	(20)	Aug-19	834,800	839,584	4,784	—
Low Sulphur Gasoil (a)	(59)	Aug-19	3,525,250	3,438,656	—	(86,594)
Low Sulphur Gasoil (a)	(45)	Sep-19	2,702,250	2,689,672	—	(12,578)
Low Sulphur Gasoil (a)	(11)	Oct-19	663,850	661,862	—	(1,988)
MSCI EAFE Index	(35)	Sep-19	3,365,775	3,319,416	—	(46,359)
MSCI Emerging Markets Index	(180)	Sep-19	9,480,600	9,386,898	—	(93,702)
Natural Gas (a)	(321)	Aug-19	7,408,680	7,577,244	168,564	—
Natural Gas (a)	(82)	Sep-19	1,871,240	1,929,339	58,099	—
Natural Gas (a)	(51)	Oct-19	1,178,610	1,207,166	28,556	—
Natural Gas (a)	(16)	Nov-19	383,840	384,581	741	—
Natural Gas (a)	(10)	Dec-19	259,500	258,492	—	(1,008)
Nickel - 90 Day Settlement (a)(b)	(1)	Aug-19	76,117	72,077	—	(4,040)
Nickel (a)(b)	(14)	Sep-19	1,067,220	1,009,411	—	(57,809)
Nikkei 225 Index	(13)	Sep-19	2,563,465	2,553,235	—	(10,230)
OMX Stockholm 30 Index	(20)	Jul-19	349,068	348,045	—	(1,023)
Russell 2000 Mini Index	(106)	Sep-19	8,305,630	8,172,745	—	(132,885)
SGX Nifty 50 Index	(8)	Jul-19	189,408	189,960	552	—

 The accompanying notes are an integral part of these consolidated financial statements.

28 |	LoCorr Macro Strategies Fund - Consolidated Schedule of Open Futures Contracts (continued)

	Number of		Current		Value
Description	Contracts Purchased (Sold)	Settlement Month-Year	Notional Amount	Value at Trade Date	Unrealized Appreciation	Unrealized (Depreciation)

Sale Contracts: (continued)
Silver (a)	(148)	Sep-19	$11,352,340	$11,155,306	$—	$(197,034)
Soybean (a)	(188)	Nov-19	8,676,200	8,821,105	144,905	—
Soybean Meal (a)	(76)	Dec-19	2,454,040	2,509,319	55,279	—
Soybean Oil (a)	(111)	Dec-19	1,920,078	1,924,789	4,711	—
Sugar (a)	(200)	Oct-19	2,826,880	2,742,158	—	(84,722)
Tokyo Price Index	(214)	Sep-19	30,785,512	30,761,068	—	(24,444)
U.S. 10 Yr Note	(84)	Sep-19	10,749,375	10,735,622	—	(13,753)
Wheat (a)	(28)	Sep-19	738,150	748,738	10,588	—
Wheat (a)	(144)	Dec-19	3,877,200	3,930,833	53,633	—
WTI Crude (a)	(77)	Aug-19	4,502,190	4,190,197	—	(311,993)
Zinc - 90 Day Settlement (a)(b)	(1)	Jul-19	63,525	68,947	5,422	—
Zinc - 90 Day Settlement (a)(b)	(2)	Aug-19	125,625	131,394	5,769	—
Zinc - 90 Day Settlement (a)(b)	(1)	Aug-19	62,765	65,248	2,483	—
Zinc - 90 Day Settlement (a)(b)	(1)	Sep-19	62,531	62,874	343	—
Zinc - 90 Day Settlement (a)(b)	(1)	Sep-19	62,504	61,890	—	(614)
Zinc (a)(b)	(202)	Sep-19	12,630,050	12,712,856	82,806	—
Total Sale Contracts					1,392,153	(1,630,781)
Total Futures Contracts					$13,921,318	$(2,754,140)
Net Unrealized Appreciation					$11,167,178

(a)	Contract held by LCMFS Fund Limited.
(b)	London Metal Exchange (‘’LME’’) futures contracts settle on their respective maturity date. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities.

COMEX	Commodity Exchange, Inc.
ICE	Intercontinental Exchange
NYBOT	New York Board of Trade

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments	| 29

LoCorr Long/Short Commodities Strategy Fund

1 As a percentage of total investments.

Consolidated Schedule of Investments
June 30, 2019 (Unaudited)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 13.55%
321 Henderson Receivables I LLC
Series 2006-4A A1 (1 Month LIBOR USD + 0.200%) (a)(c)	12/15/2041	2.59%	$192,459	$190,580
Series 2004-A A1 (1 Month LIBOR USD + 0.350%) (a)(c)	09/15/2045	2.74%	66,207	64,732
Ally Auto Receivables Trust, 2017-3 A4	03/15/2022	2.01%	225,000	224,218
American Express Credit Account Master Trust
Series 2018-4 A	12/15/2023	2.99%	800,000	812,758
Series 2019-1 A	10/15/2024	2.87%	1,050,000	1,073,250
Asset Backed Securities Corp Home Equity Loan Trust Series, 2002-HE1 M1
(1 Month LIBOR USD + 1.650%) (c)	03/15/2032	4.04%	527,131	535,566
Bank of The West Auto Trust, 2017-1 A3 (a)	01/15/2023	2.11%	750,000	747,849
Barclays Dryrock Issuance Trust, 2017-2 A (1 Month LIBOR USD + 0.300%) (c)	05/15/2023	2.69%	725,000	725,793
California Republic Auto Receivables Trust, 2018-1 A3	08/15/2022	3.14%	290,000	292,054
Capital One Multi-Asset Execution Trust
Series 2016-A7 (1 Month LIBOR USD + 0.510%) (c)	09/16/2024	2.90%	526,000	529,195
Series 2015-A4	05/15/2025	2.75%	1,210,000	1,235,651
CarMax Auto Owner Trust
Series 2018-1 A3	11/15/2022	2.48%	496,000	497,308
Series 2018-4 A3	09/15/2023	3.36%	900,000	920,768
Citibank Credit Card Issuance Trust
Series 2018-A6	12/09/2024	3.21%	1,500,000	1,554,130
Series 2018-A3	05/23/2025	3.29%	1,085,000	1,129,741
Conn’s Receivables Funding LLC, 2018-A A (a)	07/17/2023	3.25%	183,317	184,028
Countrywide Asset-Backed Certificates, 2004-AB1 (1 Month LIBOR USD + 0.975%) (c)	11/25/2034	3.38%	152,448	152,724
DB Master Finance LLC, 2019-1A A2I (a)	05/20/2049	3.79%	960,000	980,467
Diamond Resorts Owner Trust, 2018-1 A (a)	01/21/2031	3.70%	1,080,771	1,096,149
Discover Card Execution Note Trust, 2018-2 A (1 Month LIBOR USD + 0.330%) (c)	08/15/2025	2.72%	1,225,000	1,222,511
Domino’s Pizza Master Issuer LLC, 2017-1A A2I (3 Month LIBOR USD + 1.250%) (a)(c)	07/25/2047	3.83%	491,250	488,455
Evergreen Credit Card Trust, 2018-2 A (1 Month LIBOR USD + 0.350%) (a)(b)(c)	07/15/2022	2.74%	375,000	375,632
FirstEnergy Ohio PIRB Special Purpose Trust, 2013-1 A2	01/15/2022	1.73%	62,472	62,365

The accompanying notes are an integral part of these consolidated financial statements.

30 |	LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Ford Credit Auto Owner Trust
Series 2015-2 A (a)	01/15/2027	2.44%	$1,350,000	$1,351,688
Series 2016-1 A (a)	08/15/2027	2.31%	1,360,000	1,364,614
GLS Auto Receivables Trust, 2018-2A A (a)	04/18/2022	3.25%	199,373	199,859
GM Financial Consumer Automobile Receivables Trust, 2018-1 A3	07/18/2022	2.32%	445,000	445,784
Honda Auto Receivables Owner Trust, 2017-4 A	03/21/2024	2.21%	1,260,000	1,262,214
Invitation Homes Trust
Series 2017-SFR2 A (1 Month LIBOR USD + 0.850%) (a)(c)	12/19/2036	3.24%	462,210	459,128
Series 2018-SFR1 A (1 Month LIBOR USD + 0.700%) (a)(c)	03/19/2037	3.09%	635,374	627,428
Series 2018-SFR2 A (1 Month LIBOR USD + 0.900%) (a)(c)	06/18/2037	3.29%	582,090	580,793
Series 2018-SFR3 A (1 Month LIBOR USD + 1.000%) (a)(c)	07/17/2037	3.39%	478,513	477,166
Series 2018-SFR4 A (1 Month LIBOR USD + 1.100%) (a)(c)	01/19/2038	3.49%	482,215	484,836
Mercedes-Benz Auto Lease Trust, 2018-A A2	04/15/2020	2.20%	60,398	60,390
MVW Owner Trust, 2019-1A A (a)	11/20/2036	2.89%	960,000	972,649
NRZ Advance Receivables Trust
Series 2017-T1 AT1 (a)	02/15/2051	3.21%	1,413,000	1,428,607
Series 2016-T3 AT3 (a)	10/16/2051	2.83%	1,110,000	1,118,223
Ocwen Master Advance Receivables Trust
Series 2016-T2 AT2 (a)	08/16/2049	2.72%	725,000	724,716
Series 2018-T2 AT2 (a)	08/15/2050	3.60%	735,000	742,637
OneMain Financial Issuance Trust, 2016-2 B (a)	03/20/2028	5.94%	650,638	653,152
Planet Fitness Master Issuer LLC, 2018-1A A2I (a)	09/05/2048	4.26%	913,100	940,666
Progress Residential Trust, 2017-SFR1 A (a)	08/17/2034	2.77%	323,959	326,015
Prosper Marketplace Issuance Trust, 2018-1A A (a)	06/17/2024	3.11%	88,224	88,274
Santander Retail Auto Lease Trust, 2017-A A2A (a)	03/20/2020	2.02%	734	734
SMB Private Education Loan Trust, 2018-C A1 (1 Month LIBOR USD + 0.300%) (a)(c)	09/15/2025	2.69%	244,635	244,612
SoFi Professional Loan Program LLC
Series 2015-A A2 (a)	03/25/2030	2.42%	188,075	187,960
Series 2016-D A-2B (a)	04/25/2033	2.34%	1,191,588	1,190,147
Series 2015-C A2 (a)	08/25/2033	2.51%	301,886	302,607
Series 2015-D A2 (a)	10/27/2036	2.72%	115,537	116,149
Series 2016-A A2 (a)	12/26/2036	2.76%	674,776	678,749
Series 2017-B A2FX (a)	05/25/2040	2.74%	924,000	923,904
Series 2017-D A1FX (a)	09/25/2040	1.72%	31,890	31,814
SPS Servicer Advance Receivables Trust, 2018-T1 AT1 (a)	10/17/2050	3.62%	1,195,000	1,211,920
Starwood Waypoint Homes Trust, 2017-1 A (1 Month LIBOR USD + 0.950%) (a)(c)	01/22/2035	3.34%	622,447	622,020
Synchrony Card Issuance Trust, 2018-A1 A1	09/15/2024	3.38%	1,035,000	1,062,012
Synchrony Credit Card Master Note Trust, 2018-1 A	03/15/2024	2.97%	1,400,000	1,417,902
TCF Auto Receivables Owner Trust
Series 2016-1A A3 (a)	04/15/2021	1.71%	18,338	18,328
Series 2016-PT1 A (a)	06/15/2022	1.93%	211,875	211,301
Toyota Auto Receivables Owner Trust, 2019-A A3	07/17/2023	2.91%	1,355,000	1,375,249
Tricon American Homes Trust, 2017-SFR1 A (a)	09/19/2034	2.72%	1,226,991	1,228,967
Verizon Owner Trust
Series 2018-1A A1B (1 Month LIBOR USD + 0.260%) (a)(c)	09/20/2022	2.64%	475,000	474,766
Series 2018-A A1A	04/20/2023	3.23%	705,000	718,580
Series 2019-B A1A	12/20/2023	2.33%	1,215,000	1,218,668
Volkswagen Auto Loan Enhanced Trust, 2018-1 A3	11/21/2022	3.02%	719,000	729,157
TOTAL ASSET BACKED SECURITIES (Cost $42,806,321)				43,370,309

CORPORATE BONDS: 24.87%
Aerospace/Defense: 0.44%
L3 Technologies, Inc.	02/15/2021	4.95%	515,000	532,154
United Technologies Corp.	08/16/2023	3.65%	825,000	864,015
				1,396,169
Agriculture: 0.30%
Altria Group, Inc.	02/14/2024	3.80%	915,000	953,813

Auto Manufacturers: 0.72%
American Honda Finance Corp.	02/12/2021	2.65%	520,000	523,179
General Motors Financial Co., Inc.	05/09/2023	3.70%	1,065,000	1,080,485

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)	| 31

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Hyundai Capital America (a)	03/18/2021	3.00%	$690,000	$693,651
				2,297,315
Banks: 9.28%
Bank of America Corp.	10/21/2022	2.50%	775,000	776,950
Bank of America Corp.	01/11/2023	3.30%	2,625,000	2,705,790
Bank of Montreal (b)	03/26/2022	2.90%	845,000	857,935
Bank of New York Mellon Corp.	02/07/2022	2.60%	385,000	388,884
BB&T Corp.	12/06/2023	3.75%	720,000	759,899
Citigroup, Inc.	10/26/2020	2.65%	805,000	807,833
Citigroup, Inc.	01/14/2022	4.50%	1,455,000	1,529,479
Citigroup, Inc. (3 Month LIBOR USD + 0.722%) (d)	01/24/2023	3.14%	710,000	722,137
Cooperatieve Rabobank UA (b)	11/09/2022	3.95%	895,000	928,394
Danske Bank (a)(b)	01/12/2022	5.00%	575,000	601,477
Fifth Third Bancorp	07/27/2020	2.88%	190,000	190,872
Fifth Third Bancorp	03/15/2022	3.50%	790,000	812,897
Goldman Sachs Group, Inc.	09/15/2020	2.75%	250,000	251,043
Goldman Sachs Group, Inc.	02/25/2021	2.88%	1,125,000	1,133,079
Goldman Sachs Group, Inc.	01/22/2023	3.63%	910,000	944,083
Goldman Sachs Group, Inc.	02/23/2023	3.20%	1,155,000	1,182,020
HSBC Holdings PLC (b)	04/05/2021	5.10%	580,000	606,060
Huntington National Bank	04/01/2022	3.13%	780,000	795,266
JP Morgan Chase & Co.	05/10/2021	4.63%	130,000	135,330
JP Morgan Chase & Co.	09/23/2022	3.25%	910,000	934,871
JP Morgan Chase & Co.	01/25/2023	3.20%	2,450,000	2,514,074
KeyBank NA	02/01/2022	3.30%	695,000	713,275
Morgan Stanley	07/24/2020	5.50%	450,000	464,507
Morgan Stanley	07/28/2021	5.50%	910,000	966,841
Morgan Stanley	01/23/2023	3.13%	1,975,000	2,019,569
PNC Bank NA	01/22/2021	2.50%	705,000	707,358
Royal Bank of Canada (b)	04/29/2022	2.80%	695,000	705,953
State Street Corp.	08/18/2020	2.55%	305,000	306,355
State Street Corp.	05/15/2023	3.10%	740,000	759,781
SunTrust Banks, Inc.	03/03/2021	2.90%	915,000	923,233
SunTrust Banks, Inc.	08/01/2022	2.45%	305,000	305,915
Wells Fargo & Co.	02/13/2023	3.45%	1,640,000	1,685,457
Zions Bancorp NA	03/04/2022	3.35%	590,000	600,974
				29,737,591
Beverages: 0.53%
Anheuser-Busch InBev Finance, Inc.	02/01/2023	3.30%	630,000	650,262
Heineken NV (a)(b)	04/01/2022	3.40%	280,000	288,174
PepsiCo, Inc.	03/05/2022	2.75%	740,000	753,760
				1,692,196
Biotechnology: 0.24%
Celgene Corp.	02/20/2023	3.25%	735,000	753,433

Computers: 0.21%
Apple, Inc.	02/23/2021	2.25%	675,000	677,411

Diversified Financial Services: 2.90%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (b)	02/01/2022	3.95%	1,165,000	1,198,608
Air Lease Corp.	07/03/2023	3.88%	1,155,000	1,203,800
American Express Co.	05/20/2022	2.75%	1,200,000	1,214,653
Capital One Bank	02/15/2023	3.38%	519,000	529,405
Capital One Financial Corp.	07/15/2021	4.75%	505,000	527,899
CDP Financial, Inc. (a)(b)	03/07/2022	2.75%	990,000	1,009,898
Charles Schwab Corp.	01/25/2023	2.65%	1,065,000	1,078,248
Dragon 2012 LLC	03/12/2024	1.97%	10,834	10,792
Helios Leasing I LLC	05/29/2024	2.02%	11,148	11,108
Helios Leasing I LLC	07/24/2024	1.73%	11,640	11,514
Helios Leasing I LLC	09/28/2024	1.56%	11,547	11,371
Mastercard, Inc.	11/21/2021	2.00%	450,000	448,919

The accompanying notes are an integral part of these consolidated financial statements.

32 |	LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
MSN 41079 and 41084 Ltd. (b)	07/13/2024	1.72%	$11,621	$11,511
OMERS Finance Trust (a)(b)	05/02/2024	2.50%	920,000	940,543
Phoenix 2012 LLC	07/03/2024	1.61%	11,649	11,491
Safina Ltd. (b)	01/15/2022	1.55%	7,371	7,309
Tagua Leasing LLC	11/16/2024	1.58%	12,091	11,918
Visa, Inc.	12/14/2022	2.80%	1,055,000	1,080,282
				9,319,269
Electric: 0.39%
Berkshire Hathaway Energy Co.	01/15/2021	2.38%	210,000	210,575
Dominion Energy, Inc.	08/15/2021	2.00%	440,000	436,405
Nextera Energy Capital Holdings, Inc.	04/01/2022	2.90%	590,000	600,232
				1,247,212
Environmental Control: 0.22%
Waste Management, Inc.	06/15/2024	2.95%	700,000	721,542

Food: 0.39%
Sysco Corp.	10/01/2020	2.60%	625,000	627,094
Tyson Foods, Inc.	06/15/2022	4.50%	595,000	627,628
				1,254,722
Healthcare - Products: 0.23%
Abbott Laboratories	11/30/2021	2.90%	710,000	721,764

Healthcare - Services: 0.16%
UnitedHealth Group, Inc.	10/15/2020	3.88%	195,000	198,142
UnitedHealth Group, Inc.	03/15/2022	2.88%	300,000	304,587
				502,729
Insurance: 1.35%
Chubb INA Holdings, Inc.	11/03/2020	2.30%	165,000	165,071
Chubb INA Holdings, Inc.	03/13/2023	2.70%	220,000	223,553
Hartford Financial Services Group, Inc.	03/30/2020	5.50%	745,000	761,258
Lincoln National Corp.	09/01/2023	4.00%	650,000	687,646
Metropolitan Life Global Funding I (a)	01/11/2022	3.38%	930,000	955,952
Prudential Financial, Inc.	11/15/2020	4.50%	680,000	700,768
Unum Group	05/15/2021	3.00%	845,000	849,519
				4,343,767
Machinery - Construction & Mining: 0.13%
Caterpillar, Inc.	06/26/2022	2.60%	405,000	409,062

Machinery - Diversified: 0.15%
John Deere Capital Corp.	01/08/2021	2.55%	480,000	482,845

Media: 1.23%
21st Century Fox America, Inc.	02/15/2021	4.50%	830,000	857,343
CBS Corp.	03/01/2022	3.38%	795,000	813,447
Comcast Corp.	04/15/2024	3.70%	655,000	695,183
Discovery Communications LLC	04/01/2023	3.25%	510,000	518,420
Fox Corp. (a)	01/25/2022	3.67%	490,000	506,374
NBCUniversal Media LLC	01/15/2023	2.88%	550,000	561,808
				3,952,575
Miscellaneous Manufacturing: 0.67%
General Electric Co.	01/07/2021	4.63%	330,000	339,619
General Electric Co.	10/09/2022	2.70%	375,000	374,583
Ingersoll-Rand Global Holding Co. Ltd.	06/15/2023	4.25%	525,000	558,567
Parker-Hannifin Corp.	06/14/2024	2.70%	855,000	865,323
				2,138,092
Oil & Gas: 1.30%
BP Capital Markets PLC (b)	03/11/2021	4.74%	535,000	556,881
Chevron Corp.	12/05/2022	2.36%	370,000	371,727
ConocoPhillips Co.	12/15/2022	2.40%	1,105,000	1,108,710
Occidental Petroleum Corp.	02/01/2021	4.10%	605,000	618,864
Saudi Arabian Oil Co. (a)(b)	04/16/2022	2.75%	1,000,000	1,009,247

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)	| 33

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Total Capital International SA (b)	06/19/2021	2.75%	$505,000	$510,823
				4,176,252
Oil & Gas Services: 0.20%
Schlumberger Holdings Corp. (a)	12/21/2020	3.00%	625,000	630,125

Packaging & Containers: 0.11%
Packaging Corp. of America	12/15/2020	2.45%	360,000	359,705

Pharmaceuticals: 0.44%
AbbVie, Inc.	11/06/2022	2.90%	855,000	860,699
CVS Health Corp.	07/20/2020	2.80%	540,000	541,380
				1,402,079
Pipelines: 0.20%
Enterprise Products Operating LLC	02/15/2021	2.80%	625,000	629,334

Real Estate Investment Trusts: 0.21%
Alexandria Real Estate Equities, Inc.	01/15/2024	4.00%	635,000	671,667

Retail: 0.53%
Home Depot Inc.	06/01/2022	2.63%	445,000	452,584
Walmart, Inc.	12/15/2022	2.35%	1,220,000	1,233,686
				1,686,270
Software: 0.59%
Fiserv, Inc.	07/01/2024	2.75%	780,000	786,951
Microsoft Corp.	02/06/2022	2.40%	445,000	449,673
Oracle Corp.	10/15/2022	2.50%	640,000	644,521
				1,881,145
Telecommunications: 1.08%
AT&T, Inc.	02/17/2021	2.80%	1,310,000	1,318,204
AT&T, Inc.	03/11/2024	3.90%	680,000	717,488
Verizon Communications, Inc.	03/15/2021	3.45%	440,000	450,010
Verizon Communications, Inc.	09/15/2023	5.15%	855,000	954,672
				3,440,374
Transportation: 0.67%
Burlington Northern Santa Fe LLC	09/15/2021	3.45%	375,000	384,136
FedEx Corp.	01/14/2022	3.40%	860,000	881,694
Union Pacific Corp.	03/01/2024	3.15%	840,000	866,139
				2,131,969
TOTAL CORPORATE BONDS (Cost $77,753,243)				79,610,427

FOREIGN GOVERNMENT BOND: 0.00%*
Petroleos Mexicanos (b)	12/20/2022	2.00%	8,750	8,735
TOTAL FOREIGN GOVERNMENT BOND (Cost $8,750)				8,735

MORTGAGE BACKED SECURITIES: 11.86%
BX Trust, 2018-MCSF A (1 Month LIBOR USD + 0.577%) (a)(c)	04/16/2035	2.97%	865,000	863,943
Citigroup Commercial Mortgage Trust, 2012-GC8 A4A-4	09/12/2045	3.02%	1,205,636	1,231,263
Comm Mortgage Trust, 2014-UBS2 AM	03/12/2047	4.20%	1,150,000	1,215,173
COMM Mortgage Trust, 2015-CCR27 AM	10/13/2048	3.98%	1,000,000	1,062,450
Deephaven Residential Mortgage Trust, 2018-3A A1 (a)(d)	08/25/2058	3.79%	349,820	354,306
Fannie Mae Aces, 2010-M3 A3 (d)	03/25/2020	4.33%	85,282	86,009
Fannie Mae Connecticut Avenue Securities
Series 2014-C02 1M2 (1 Month LIBOR USD + 2.600%) (c)	05/28/2024	5.00%	959,354	991,517
Series 2017-C01 1M1 (1 Month LIBOR USD + 1.300%) (c)	07/25/2029	3.70%	178,321	178,932
Series 2017-C02 2M1 (1 Month LIBOR USD + 1.150%) (c)	09/25/2029	3.55%	146,373	146,800
Series 2018-C02 2M1 (1 Month LIBOR USD + 0.650%) (c)	08/26/2030	3.05%	240,607	240,690
Series 2018-C03 1M1 (1 Month LIBOR USD + 0.680%) (c)	10/25/2030	3.08%	405,557	405,652
Series 2018-C05 1M1 (1 Month LIBOR USD + 0.720%) (c)	01/27/2031	3.12%	684,224	684,463
Series 2019-R03 1M1 (1 Month LIBOR USD + 0.750%) (a)(c)	09/25/2031	3.15%	692,437	692,749
Series 2019-R04 2M1 (1 Month LIBOR USD + 0.750%) (a)(c)	06/27/2039	3.15%	1,300,000	1,300,000

The accompanying notes are an integral part of these consolidated financial statements.

34 |	LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass Through Certificates
Series K-F08 A (1 Month LIBOR USD + 0.300%) (c)	01/25/2022	2.73%	$272,610	$272,012
Series K-052 A1	01/25/2025	2.60%	474,543	480,448
Flagstar Mortgage Trust
Series 2017-2 A5 (a)(d)	10/25/2047	3.50%	900,252	913,474
Series 2018-4 A4 (a)(d)	07/25/2048	4.00%	697,349	703,918
Freddie Mac Structured Agency Credit Risk Debt Notes, 2018-SPI2 M1 (a)(d)	05/25/2048	3.82%	381,071	382,344
GS Mortgage Securities Trust
Series 2010-C1 A1 (a)	08/12/2043	3.68%	43,188	43,268
Series 2015-GC28 A5	02/12/2048	3.76%	885,000	929,364
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2018-BCON A (a)	01/07/2031	3.73%	335,000	350,687
Series 2010-C2 A3 (a)	11/15/2043	4.07%	300,412	304,577
Series 2012-C8 ASB	10/17/2045	2.38%	337,638	337,529
Series 2014-C18 ASB	02/15/2047	3.57%	913,330	936,515
Series 2014-C23 ASB	09/17/2047	3.66%	1,330,000	1,376,889
JP Morgan Mortgage Trust
Series 2016-1 A5 (a)(d)	05/25/2046	3.50%	193,127	196,085
Series 2016-4 A5 (a)(d)	10/25/2046	3.50%	205,033	208,044
Series 2018-9 A5 (a)(d)	02/25/2049	4.00%	901,247	916,936
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 ASB (d)	07/17/2046	3.91%	481,970	495,922
Morgan Stanley Capital I Trust, 2017-CLS A (1 Month LIBOR USD + 0.700%) (a)(c)	11/15/2034	3.09%	560,000	559,475
New Residential Mortgage Loan Trust
Series 2018-NQM1 A1 (a)(d)	11/25/2048	3.99%	721,735	735,760
Series 2015-1A A3 (a)(d)	05/28/2052	3.75%	824,328	852,156
Series 2014-2A A3 (a)(d)	05/25/2054	3.75%	132,165	134,560
Series 2016-1A A1 (a)(d)	03/25/2056	3.75%	303,506	310,287
Series 2017-1A A1 (a)(d)	02/25/2057	4.00%	567,912	590,929
Series 2017-3A A1 (a)(d)	04/25/2057	4.00%	1,265,753	1,317,102
Series 2017-6A A1 (a)(d)	08/25/2057	4.00%	255,726	265,436
Series 2018-5 A1 (a)(d)	12/25/2057	4.75%	1,273,945	1,337,313
OBX Trust
Series 2018-EXP1 1A6 (a)(d)	04/25/2048	4.50%	421,734	429,714
Series 2018-EXP2 1A1 (a)(d)	07/25/2058	4.00%	1,068,371	1,085,013
Sequoia Mortgage Trust
Series 2017-CH1 A11 (a)(d)	08/25/2047	3.50%	398,101	400,543
Series 2017-CH2 A10 (a)(d)	12/25/2047	4.00%	704,942	713,151
Series 2018-CH4 A10 (a)(d)	10/25/2048	4.50%	360,211	369,985
Shellpoint Co-Originator Trust, 2017-2 A4 (a)(d)	10/25/2047	3.50%	537,585	546,635
Spruce Hill Mortgage Loan Trust, 2019-SH1 A1 (a)(d)	04/29/2049	3.40%	565,425	570,626
STACR Trust, 2018-DNA2 M1 (1 Month LIBOR USD + 0.800%) (a)(c)	12/26/2030	3.20%	804,304	805,732
UBS-Barclays Commercial Mortgage Trust, 2012-C4 A-5	12/12/2045	2.85%	870,000	885,344
Verus Securitization Trust
Series 2018-2 A-1 (a)(d)	07/25/2058	3.68%	422,614	427,438
Series 2018-3 A-1 (a)(d)	10/25/2058	4.11%	342,372	349,818
VNDO Mortgage Trust
Series 2013-PENN A (a)	12/13/2029	3.81%	605,000	615,792
Series 2012-6AVE A (a)	11/15/2030	3.00%	1,500,000	1,535,751
Wells Fargo Commercial Trust, 2016-C32 A-SB	01/17/2059	3.32%	1,000,000	1,035,931
WFRBS Commercial Mortgage Trust
Series 2011-C2 A4 (a)(d)	02/15/2044	4.87%	1,168,069	1,203,599
Series 2011-C3 A4 (a)	03/17/2044	4.38%	1,285,000	1,324,062
Series 2012-C10 A3	12/15/2045	2.88%	975,000	991,424
Series 2013-C17 ABS	12/17/2046	3.56%	266,257	273,316
TOTAL MORTGAGE BACKED SECURITIES (Cost $37,384,187)				37,968,851

MUNICIPAL BONDS: 0.01%
County of Forsyth, NC	04/01/2020	3.55%	30,000	30,306
Maricopa County School District No. 28	07/01/2019	5.38%	15,000	15,000
TOTAL MUNICIPAL BONDS (Cost $45,320)				45,306

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)	| 35

	Maturity Date	Coupon Rate	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES: 8.51%
Federal Farm Credit Banks	07/24/2019	1.40%	$450,000	$449,747
Federal Farm Credit Banks	11/15/2021	3.05%	4,115,000	4,233,369
Federal Farm Credit Banks	06/26/2023	1.77%	2,450,000	2,442,348
Federal Farm Credit Banks	07/17/2023	2.88%	1,600,000	1,660,539
Federal Home Loan Banks	07/07/2021	1.88%	2,420,000	2,422,289
Federal Home Loan Banks	06/10/2022	2.13%	3,000,000	3,026,103
Federal Home Loan Banks	06/10/2022	2.75%	1,000,000	1,026,367
Federal Home Loan Banks	06/09/2023	3.25%	2,345,000	2,468,148
Federal Home Loan Banks	09/08/2023	3.38%	4,235,000	4,504,009
Federal Home Loan Banks	12/08/2023	3.38%	2,325,000	2,473,500
Federal Home Loan Mortgage Corp.	05/29/2020	2.53%	2,300,000	2,300,783
Federal National Mortgage Association	01/19/2023	2.38%	220,000	224,324
Small Business Administration Participation Certificates	11/01/2032	2.09%	11,607	11,590
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $26,673,460)				27,243,116

U.S. GOVERNMENT NOTES: 15.35%
United States Treasury Note	02/28/2021	1.13%	7,090,000	7,009,961
United States Treasury Note	05/15/2021	8.13%	3,165,000	3,529,840
United States Treasury Note	05/15/2022	1.75%	1,860,000	1,861,380
United States Treasury Note	12/31/2023	2.63%	2,200,000	2,282,844
United States Treasury Note	02/29/2024	2.38%	2,025,000	2,082,032
United States Treasury Note	03/31/2024	2.13%	3,500,000	3,558,516
United States Treasury Note	04/30/2024	2.00%	5,195,000	5,251,617
United States Treasury Note	04/30/2024	2.25%	1,585,000	1,621,127
United States Treasury Note	05/15/2024	2.50%	12,295,000	12,717,161
United States Treasury Note	12/31/2024	2.25%	5,720,000	5,854,956
United States Treasury Note	02/15/2025	2.00%	1,500,000	1,515,234
United States Treasury Note	02/15/2025	7.63%	960,000	1,256,400
United States Treasury Note	05/31/2025	2.88%	575,000	608,849
TOTAL U.S. GOVERNMENT NOTES (Cost $48,125,039)				49,149,917

SHORT TERM INVESTMENTS: 6.67%
U.S. GOVERNMENT NOTES: 2.81%
United States Treasury Note	08/31/2019	1.25%	3,600,000	3,593,820
United States Treasury Note	08/31/2019	1.00%	5,420,000	5,408,475
TOTAL U.S. GOVERNMENT NOTES (Cost $8,998,778)				9,002,295

MONEY MARKET FUND: 3.86%			Shares
STIT-Government & Agency Portfolio, Institutional Class, 2.26% (e)(f)			12,339,016	12,339,016
TOTAL MONEY MARKET FUND (Cost $12,339,016)				12,339,016
TOTAL SHORT TERM INVESTMENTS (Cost $21,337,794)				21,341,311

TOTAL INVESTMENTS (Cost $254,134,114): 80.82%				258,737,972
Other Assets in Excess of Liabilities: 19.18% (g)				61,405,416
TOTAL NET ASSETS: 100.00%				$320,143,388

(a)
Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration   or may extend only to qualified institutional buyers. At June 30, 2019, the value of these securities total $54,458,970 which represents 17.01% of total net assets.

(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of June 30, 2019.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of June 30, 2019.
(e)	The rate quoted is the annualized seven-day effective yield as of June 30, 2019.
(f)	A portion of this security is held by LCLSCS Fund Limited and pledged as collateral for swap contracts.
(g)	Includes assets pledged as collateral for swap contracts.

* Amount rounds to less than 0.005% of net assets.

LIBOR          London Interbank Offered Rate

The accompanying notes are an integral part of these consolidated financial statements.

36 |	LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Swap Contracts

LoCorr Long/Short Commodities Strategy Fund

Consolidated Schedule of Swap Contracts

June 30, 2019 (Unaudited)

LONG TOTAL RETURN SWAP CONTRACTS

This investment is a holding of LCLSCS Fund Limited. See Note 1.

Termination Date	Reference Index	Financing Rate	Payment Frequency	Notional Amount	Unrealized (Depreciation)*	Counterparty
12/16/2022	LoCorr Commodities Index^	0.50%	Quarterly	$292,945,098	$(2,466,015)	Deutsche Bank AG

^	Comprised of a proprietary basket of Commodity Trading Advisor’s ‘‘CTA’’) Programs investing in various futures contracts, forward currency contracts, foreign currency and other similar investments. See Notes 2 & 3.

*	Unrealized depreciation is a payable on the Fund’s consolidated statement of assets and liabilities.

The underlying components of the basket as of June 30, 2019 are shown below: ^

Description	Expiration Date	Number of Contracts Purchased (Sold)	Value	Concentration % of Exposure
Futures Contracts:
Purchase Contracts:(1)
Copper	12/27/2019	966.65	$65,756,102	5.94%
WTI Crude (NYMEX)	11/20/2019	1,095.43	64,378,530	5.81%
Brent Crude	07/31/2019	701.99	45,976,541	4.15%
Hard Red Wheat	12/13/2019	1,420.92	35,531,822	3.21%
Gasoline RBOB	08/30/2019	447.84	35,169,803	3.18%
Corn	12/13/2019	1,347.63	30,363,818	2.74%
Natural Gas	11/26/2019	1,111.42	28,869,231	2.61%
WTI Crude (NYMEX)	08/20/2019	485.39	28,786,347	2.60%
Coffee	05/18/2020	382.98	17,061,693	1.54%
Sugar No.11	02/28/2020	1,090.74	16,620,295	1.50%
WTI Crude (NYMEX)	09/20/2019	162.44	9,614,185	0.87%
Wheat	12/13/2019	326.77	9,074,030	0.82%
Cocoa	09/13/2019	367.94	8,946,370	0.81%
WTI Crude (ICE)	08/19/2019	131.50	7,798,034	0.70%
Coffee	12/18/2019	164.38	6,977,794	0.63%
Feeder Cattle	01/30/2020	89.59	6,035,831	0.54%
Palladium	09/26/2019	36.74	5,661,919	0.51%
Natural Gas	10/29/2019	203.55	4,899,351	0.44%
Lean Hogs	12/13/2019	160.51	4,636,261	0.42%
Lean Hogs	07/15/2019	157.62	4,601,832	0.42%
Lean Hogs	06/12/2020	122.43	4,360,475	0.39%
Soybean Oil	07/14/2020	200.82	3,559,353	0.32%
Live Cattle	12/31/2019	73.13	3,246,656	0.29%
Total Purchase Contracts			447,926,273	40.44%

Sale Contracts: (1)
WTI Crude (NYMEX)	07/22/2019	(1,771.31)	$104,959,001	9.48%
Copper	09/26/2019	(828.13)	56,199,121	5.07%
Live Cattle	10/31/2019	(898.20)	38,200,261	3.45%
Hard Red Wheat	09/13/2019	(1,496.34)	35,790,525	3.23%
Coffee	09/18/2019	(766.25)	31,507,392	2.85%
Brent Crude	08/30/2019	(431.25)	28,078,511	2.53%
Gasoline RBOB	07/31/2019	(344.22)	27,642,588	2.50%
Soybean Oil	12/13/2019	(1,595.98)	27,243,448	2.46%
Natural Gas	08/28/2019	(994.60)	22,796,174	2.06%

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Swap Contracts (continued)	| 37

Description	Expiration Date	Number of Contracts Purchased (Sold)	Value	Concentration % of Exposure
Sale Contracts: (1) (continued)
Natural Gas	07/29/2019	(899.51)	$20,855,199	1.88%
Aluminum	08/21/2019	(391.00)	17,617,483	1.59%
Sugar No.11	09/30/2019	(1,163.26)	16,565,774	1.49%
Wheat	09/13/2019	(542.44)	14,805,313	1.34%
Lean Hogs	08/14/2019	(381.58)	11,922,560	1.08%
Brent Crude	09/30/2019	(170.18)	11,030,107	1.00%
Soybean Meal	12/13/2019	(269.91)	8,619,603	0.78%
Low Sulphur Gasoil	08/12/2019	(113.13)	6,756,683	0.61%
Natural Gas	09/26/2019	(265.14)	6,152,517	0.55%
Feeder Cattle	08/29/2019	(89.59)	6,097,421	0.55%
Cotton No.2	03/09/2020	(142.14)	4,786,838	0.43%
Corn	09/13/2019	(182.75)	4,067,292	0.37%
Silver	09/26/2019	(50.28)	3,858,358	0.35%
Heating Oil	07/31/2019	(40.61)	3,339,579	0.30%
London Cocoa	09/13/2019	(128.60)	2,951,954	0.27%
Total Sale Contracts			511,843,702	46.22%
Other Futures Contracts			43,972,645	3.97%
Total Futures Contracts			1,003,742,620	90.63%

Forward Currency Contracts:			Delivered (in USD)		Received (in USD)
Purchase Contracts:(1)		U.S.
USD/EUR	06/30/2019	Dollar	$4,215,174	Euro	$4,217,143	0.80%
Total Forward Currency Contracts					4,217,143	0.80%

Cash and Foreign Currency:			Quantity		Value
Cash and Foreign Currency Purchased:(1)
U.S. Dollar			44,432,235		$44,432,235	4.01%
Total Cash and Foreign Currency Purchased					44,432,235	4.01%

Cash and Foreign Currency Sold:(1)
Euro			46,804,167		$53,221,026	4.81%
Total Cash and Foreign Currency Sold					53,221,026	4.81%
Other Cash and Foreign Currency					1,852,292	0.17%
Total Cash and Foreign Currency					99,505,553	8.99%
Total Underlying Positions					$1,107,465,316	100.00%

^	The investment is not a direct holding of LoCorr Long/Short Commodities Strategy Fund. The top 50 holdings and other futures contracts, other forward currency contracts, and other cash and foreign currency were determined based on the absolute notional values of the positions within the underlying swap basket.

(1)	Represents the 50 largest components of the basket.

ICE	Intercontinental Exchange
NYMEX	New York Mercantile Exchange

The accompanying notes are an integral part of these consolidated financial statements.

38 |	LoCorr Market Trend Fund - Consolidated Schedule of Investments

LoCorr Market Trend Fund

Composition of Consolidated Investment Portfolio1

June 30, 2019 (Unaudited)

1 As a percentage of total investments.

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 17.27%
Ally Auto Receivables Trust, 2018-3 A3	01/17/2023	3.00%	$2,500,000	$2,523,519
Barclays Dryrock Issuance Trust, 2017-2 A (1 Month LIBOR USD + 0.300%) (c)	05/15/2023	2.69%	4,000,000	4,004,378
BMW Vehicle Lease Trust, 2018-1 A3	07/20/2021	3.26%	2,450,000	2,482,019
Cabela’s Credit Card Master Trust, 2015-2 A1	07/17/2023	2.25%	2,500,000	2,499,495
California Republic Auto Receivables Trust, 2018-1 A3	08/15/2022	3.14%	2,400,000	2,417,001
CarMax Auto Owner Trust, 2018-4 A3	09/15/2023	3.36%	2,750,000	2,813,457
CenterPoint Energy Residential Bond, 2009-1 A-3	08/15/2023	4.24%	1,784,283	1,845,447
Chase Issuance Trust, 2018-A1 A1 (1 Month LIBOR USD + 0.200%) (c)	04/17/2023	2.59%	3,050,000	3,053,051
Citibank Credit Card Issuance Trust
Series 2017-A4 A4 (1 Month LIBOR USD + 0.220%) (c)	04/07/2022	2.64%	2,150,000	2,151,657
Series 2018-A1 A1	01/20/2023	2.49%	1,935,000	1,948,225
Entergy Arkansas Restoration Funding LLC, 2010-A A1	08/01/2021	2.30%	1,624,196	1,618,492
Evergreen Credit Card Trust, 2018-2 A (1 Month LIBOR USD + 0.350%) (a)(b)(c)	07/15/2022	2.74%	1,650,000	1,652,782
Ford Credit Auto Owner Trust, 2018-B A-3	04/15/2023	3.24%	2,000,000	2,039,575
GM Financial Consumer Automobile Receivables Trust, 2018-4 A3	10/16/2023	3.21%	2,520,000	2,570,425
Mercedes-Benz Auto Receivables Trust, 2018-1 A3	01/17/2023	3.03%	2,625,000	2,660,203
Santander Retail Auto Lease Trust
Series 2017-A A2A (a)	03/20/2020	2.02%	2,521	2,520
Series 2018-A A2A (a)	10/20/2020	2.71%	1,237,871	1,238,504
TCF Auto Receivables Owner Trust
Series 2016-1A A3 (a)	04/15/2021	1.71%	200,574	200,459
Series 2016-PT1 A (a)	06/15/2022	1.93%	1,117,585	1,114,555
Toyota Auto Receivables Owner Trust, 2018-D A-3	03/15/2023	3.18%	2,010,000	2,050,285
Verizon Owner Trust
Series 2018-1A A1B (1 Month LIBOR USD + 0.260%) (a)(c)	09/20/2022	2.64%	1,250,000	1,249,384
Series 2019-B A1A	12/20/2023	2.33%	1,080,000	1,083,261

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Schedule of Investments (continued)	| 39

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
World Omni Auto Trust, 2018-B A3	07/17/2023	2.87%	$2,025,000	$2,047,631
TOTAL ASSET BACKED SECURITIES (Cost $44,848,158)				45,266,325

MORTGAGE BACKED SECURITIES: 10.91%
Fannie Mae Aces
Series 2010-M1 A2	09/25/2019	4.45%	562,649	561,943
Series 2010-M3 A3(d)	03/25/2020	4.33%	874,267	881,714
Series 2010-M7 A2	11/25/2020	3.66%	292,491	295,627
Series 2015-M17 FA (1 Month LIBOR USD + 0.930%) (c)	11/25/2022	3.37%	1,307,355	1,307,909
FHLMC Multifamily Structured Pass Through Certificates
Series K-P04 AG1 (1 Month LIBOR USD + 0.220%) (c)	07/25/2020	2.65%	3,450,000	3,447,772
Series K-I03 A (1 Month LIBOR USD + 0.250%) (c)	02/25/2021	2.68%	2,178,574	2,175,811
Series K-F08 A (1 Month LIBOR USD + 0.300%) (c)	01/25/2022	2.73%	1,258,201	1,255,438
Series K-J22 A-1	03/25/2022	3.17%	2,611,324	2,663,031
Series K-J06 A	01/25/2023	2.27%	2,110,000	2,112,330
Series K-S05 A (1 Month LIBOR USD + 0.500%) (c)	01/25/2023	2.93%	2,908,813	2,909,724
Series K-102 A (1 Month LIBOR USD + 0.200%) (c)	02/25/2023	2.63%	1,697,977	1,694,534
FREMF Multifamily Aggregation Risk Transfer Trust, 2017-KT01 A (1 Month LIBOR USD + 0.320%) (c)	02/25/2020	2.72%	5,890,000	5,888,684
NCUA Guaranteed Notes Trust, 2010-R1 1A (1 Month LIBOR USD + 0.450%)(c)	10/07/2020	2.87%	3,394,543	3,399,729
TOTAL MORTGAGE BACKED SECURITIES (Cost $28,561,390)				28,594,246

MUNICIPAL BOND: 0.42%
Tennessee Valley Authority	03/15/2020	2.25%	1,110,000	1,111,224
TOTAL MUNICIPAL BOND (Cost $1,107,602)				1,111,224

U.S. GOVERNMENT AGENCY ISSUES: 24.00%
Federal Farm Credit Banks	10/13/2020	1.68%	8,000,000	7,976,045
Federal Farm Credit Banks	10/26/2020	1.75%	10,095,000	10,074,430
Federal Farm Credit Banks	04/05/2021	2.54%	4,255,000	4,303,455
Federal Farm Credit Banks	11/15/2021	3.05%	2,500,000	2,571,913
Federal Home Loan Banks	07/07/2021	1.88%	3,200,000	3,203,027
Federal Home Loan Banks	06/10/2022	2.13%	2,620,000	2,642,797
Federal Home Loan Banks	06/10/2022	2.75%	5,000,000	5,131,837
Federal Home Loan Banks	12/09/2022	3.00%	9,500,000	9,877,122
Federal Home Loan Banks	06/09/2023	3.25%	1,120,000	1,178,817
Federal Home Loan Mortgage Corp.	05/29/2020	2.53%	2,150,000	2,150,732
Federal Home Loan Mortgage Corp.	11/17/2020	1.88%	3,715,000	3,713,831
Federal Home Loan Mortgage Corp.	02/16/2021	2.38%	10,000,000	10,086,588
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $62,283,419)				62,910,594

U.S. GOVERNMENT NOTES: 24.80%
United States Treasury Note	07/15/2020	1.50%	1,820,000	1,811,611
United States Treasury Note	01/15/2021	2.00%	5,000,000	5,012,500
United States Treasury Note	02/15/2021	2.25%	3,055,000	3,075,764
United States Treasury Note	04/30/2021	1.38%	1,500,000	1,488,926
United States Treasury Note	07/31/2021	2.25%	12,330,000	12,452,338
United States Treasury Note	08/15/2021	2.75%	4,000,000	4,082,656
United States Treasury Note	09/30/2021	1.13%	4,285,000	4,228,425
United States Treasury Note	11/30/2021	1.88%	3,275,000	3,285,362
United States Treasury Note	12/31/2021	2.13%	3,000,000	3,028,945
United States Treasury Note	01/15/2022	2.50%	9,635,000	9,817,162
United States Treasury Note	04/30/2022	1.88%	5,000,000	5,020,117
United States Treasury Note	11/30/2022	2.00%	10,085,000	10,176,001
United States Treasury Note	01/31/2023	2.38%	1,500,000	1,533,516
TOTAL U.S. GOVERNMENT NOTES (Cost $64,068,785)				65,013,323

The accompanying notes are an integral part of these consolidated financial statements.

40 |	LoCorr Market Trend Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
SHORT TERM INVESTMENTS: 5.48%
U.S. GOVERNMENT AGENCY ISSUE: 0.42%
Federal Home Loan Banks	03/20/2020	2.58%	$1,100,000	$1,100,777
TOTAL U.S. GOVERNMENT AGENCY ISSUE (Cost $1,100,188)				1,100,777

U.S. GOVERNMENT NOTES: 1.05%
United States Treasury Note	08/31/2019	1.25%	1,660,000	1,657,150
United States Treasury Note	02/29/2020	2.25%	1,090,000	1,091,405
TOTAL U.S. GOVERNMENT NOTES (Cost $2,745,254)				2,748,555

MONEY MARKET FUND: 4.01%	Shares
STIT-Government & Agency Portfolio, Institutional Class, 2.26% (e)(f)	10,513,203	10,513,203
TOTAL MONEY MARKET FUND (Cost $10,513,203)		10,513,203
TOTAL SHORT TERM INVESTMENTS (Cost $14,358,645)		14,362,535

TOTAL INVESTMENTS (Cost $215,227,999): 82.88%		217,258,247
Other Assets in Excess of Liabilities: 17.12% (g)		44,866,351
TOTAL NET ASSETS: 100.00%		$262,124,598

(a)	Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At June 30, 2019, the value of these securities total $5,458,204 which represents 2.08% of total net assets.
(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of June 30, 2019.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of June 30, 2019.
(e)	The rate quoted is the annualized seven-day effective yield as of June 30, 2019.
(f)	A portion of this security is held by LCMT Fund Limited and pledged as collateral for derivative contracts.
(g)	Includes assets pledged as collateral for derivative contracts.

LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Schedule of Open Forward Currency Contracts	| 41

LoCorr Market Trend Fund

Consolidated Schedule of Open Forward Currency Contracts(a)

June 30, 2019 (Unaudited)

			Currency to be Received		Currency to be Delivered
	Notional Amount	Forward Settlement Date	Curr Abbr.	U.S. $ Value at June 30, 2019	Curr Abbr.	U.S. $ Value on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)

Purchase Contracts:
	$44,757,469	09/20/2019	CAD	$44,915,368	USD	$44,757,469	$157,899	$—
	1,848,325	09/20/2019	CHF	1,849,824	USD	1,848,325	1,499	—
	25,609,282	09/20/2019	EUR	25,668,764	USD	25,609,282	59,482	—
	2,948,207	09/20/2019	GBP	2,967,662	USD	2,948,207	19,455	—
	44,371,682	09/20/2019	JPY	44,272,068	USD	44,371,682	—	(99,614)
	16,803,752	09/20/2019	MXN	16,751,130	USD	16,803,752	—	(52,622)
	790,380	09/20/2019	NZD	807,428	USD	790,380	17,048	—
Total Purchase Contracts				137,232,244		137,129,097	255,383	(152,236)

Sale Contracts:
	$55,146,527	09/20/2019	USD	$55,724,514	AUD	$55,146,527	$—	$(577,987)
	65,229,438	09/20/2019	USD	66,197,187	CAD	65,229,438	—	(967,749)
	43,553,019	09/20/2019	USD	44,304,929	CHF	43,553,019	—	(751,910)
	115,957,400	09/20/2019	USD	116,517,391	EUR	115,957,400	—	(559,991)
	82,815,418	09/20/2019	USD	82,823,001	GBP	82,815,418	—	(7,583)
	13,399,257	09/20/2019	USD	13,424,680	JPY	13,399,257	—	(25,423)
	22,541,060	09/20/2019	USD	23,015,056	NZD	22,541,060	—	(473,996)
Total Sale Contracts				402,006,758		398,642,119	—	(3,364,639)
Net Forward Currency Contracts				$(264,774,514)		$(261,513,022)	$255,383	$(3,516,875)
Net Unrealized Depreciation								$(3,261,492)

Currency abbreviations:
AUD	AUSTRALIAN DOLLAR
CAD	CANADIAN DOLLAR
CHF	SWISS FRANC
EUR	EURO
GBP	BRITISH POUND
JPY	JAPANESE YEN
MXN	MEXICAN PESO
NZD	NEW ZEALAND DOLLAR
USD	U.S. DOLLAR

(a)	Bank of America Merrill Lynch is the counterparty for all open forward currency exchange contracts held by the Fund as of June 30, 2019.

The accompanying notes are an integral part of these consolidated financial statements.

42 |	LoCorr Market Trend Fund - Consolidated Schedule of Open Futures Contracts

LoCorr Market Trend Fund

Consolidated Schedule of Open Futures Contracts

June 30, 2019 (Unaudited)

	Number of Contracts Purchased (Sold)		Current Notional Amount		Value
Description		Settlement Month-Year		Value at Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
10 Yr Mini JGB	15	Sep-19	$2,141,168	$2,138,283	$2,885	$—
90 Day Euro	1,698	Dec-20	417,899,025	417,787,582	111,443	—
90 Day Sterling	1,473	Dec-20	232,029,815	232,007,001	22,814	—
Aluminum (a)(b)	9	Sep-19	405,056	406,609	—	(1,553)
Australian 10 Yr Bond	452	Sep-19	45,584,002	45,273,458	310,544	—
Brent Crude (a)	109	Sep-19	7,056,660	6,966,328	90,332	—
CAC 40 10 Euro Index	207	Jul-19	13,023,561	12,958,476	65,085	—
Canadian 10 Yr Bond	657	Sep-19	71,707,846	70,932,256	775,590	—
Cocoa (a)	152	Sep-19	3,484,246	3,458,279	25,967	—
Copper (a)(b)	5	Sep-19	749,500	743,419	6,081	—
DAX Index	112	Sep-19	39,441,911	39,124,491	317,420	—
Dollar	88	Sep-19	8,418,608	8,500,870	—	(82,262)
Dow Jones Industrial Average Mini E-Cbot Index	82	Sep-19	10,903,130	10,964,097	—	(60,967)
Euro-Bobl	773	Sep-19	118,169,860	117,698,827	471,033	—
Euro-Bund	136	Sep-19	26,713,485	26,466,349	247,136	—
Euro-Schatz	64	Sep-19	8,171,475	8,165,337	6,138	—
Euro-Stoxx 50 Index	1,135	Sep-19	44,732,497	44,387,065	345,432	—
FTSE 100 Index	563	Sep-19	52,687,185	52,730,385	—	(43,200)
Gasoline RBOB (a)	109	Aug-19	8,682,635	7,714,781	967,854	—
Gold (a)	247	Aug-19	34,918,390	33,691,044	1,227,346	—
Hang Seng Index	51	Jul-19	9,304,985	9,237,760	67,225	—
Heating Oil (a)	27	Aug-19	2,199,280	2,023,570	175,710	—
Japanese 10 Yr Bond	36	Sep-19	51,371,330	51,263,829	107,501	—
Long Gilt	428	Sep-19	70,823,311	70,202,353	620,958	—
Low Sulphur Gasoil (a)	5	Aug-19	298,750	273,381	25,369	—
Nasdaq 100 E-Mini Index	205	Sep-19	31,544,375	30,866,450	677,925	—
S&P 500 E-Mini Index	295	Sep-19	43,426,950	42,816,781	610,169	—
U.S. 10 Yr Note	832	Sep-19	106,470,000	104,899,691	1,570,309	—
U.S. 2 Yr Note	1,005	Sep-19	216,255,586	214,685,132	1,570,454	—
U.S. 5 Yr Note	1,406	Sep-19	166,127,688	164,406,466	1,721,222	—
U.S. Long Bond	455	Sep-19	70,795,156	68,398,672	2,396,484	—
Zinc (a)(b)	71	Sep-19	4,439,275	4,629,778	—	(190,503)
Total Purchase Contracts					14,536,426	(378,485)

Sales Contracts:
Aluminum (a)(b)	(315)	Sep-19	$14,176,969	$14,281,319	$104,350	$—
Coffee (a)	(93)	Sep-19	3,817,069	3,438,417	—	(378,652)
Copper (a)(b)	(157)	Sep-19	23,534,300	23,577,757	43,457	—
Corn (a)	(369)	Dec-19	7,961,175	8,346,097	384,922	—
Cotton No.2 (a)	(77)	Dec-19	2,544,080	2,601,267	57,187	—
Hard Red Wheat (a)	(167)	Sep-19	3,853,525	3,977,415	123,890	—
Natural Gas (a)	(258)	Aug-19	5,954,640	6,143,305	188,665	—
Nikkei 225 Index	(16)	Sep-19	3,155,034	3,142,482	—	(12,552)
Russell 2000 Mini Index	(141)	Sep-19	11,048,055	10,870,539	—	(177,516)
Silver (a)	(173)	Sep-19	13,269,965	13,013,051	—	(256,914)
Soybean (a)	(226)	Nov-19	10,429,900	10,612,462	182,562	—
Soybean Meal (a)	(101)	Dec-19	3,261,290	3,335,890	74,600	—
Soybean Oil (a)	(88)	Dec-19	1,522,224	1,527,649	5,425	—

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Schedule of Open Futures Contracts (continued)	| 43

	Number of Contracts Purchased (Sold)		Current Notional Amount		Value
Description		Settlement Month-Year		Value at Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Sale 1Contracts (continued)
Sugar (a)	(218)	Oct-19	$3,081,299	$2,963,979	$—	$(117,320)
Tokyo Price Index	(234)	Sep-19	33,662,663	33,693,514	30,851	—
Wheat (a)	(191)	Dec-19	5,142,675	5,219,108	76,433	—
WTI Crude (a)	(85)	Aug-19	4,969,950	4,536,331	—	(433,619)
Zinc (a)(b)	(236)	Sep-19	14,755,900	14,833,048	77,148	—
Total Sale Contracts					1,349,490	(1,376,573)
Total Futures Contracts					$15,885,916	$(1,755,058)
Net Unrealized Appreciation					$14,130,858

(a)	Contract held by LCMT Fund Limited.
(b)	London Metal Exchange (‘‘LME’’) futures contracts settle on their respective maturity date. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities.

The accompanying notes are an integral part of these consolidated financial statements.

44 |	LoCorr Dynamic Equity Fund - Schedule of Investments

LoCorr Dynamic Equity Fund

Composition of Investment Portfolio1
June 30, 2019 (Unaudited)

1   As a percentage of total investments.

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS: 74.33%
Aerospace & Defense: 0.21%
Spirit AeroSystems Holdings, Inc.	710	$57,773

Airlines: 7.03%
Air Canada - ADR (a)(b)	51,131	1,568,189
JetBlue Airways Corp. (a)	11,743	217,128
Southwest Airlines Co.	1,349	68,502
United Continental Holdings, Inc. (a)	825	72,229
		1,926,048
Apparel: 0.85%
Capri Holdings Ltd. (a)(b)	2,543	88,191
Kering SA (b)	120	70,969
Moncler SpA (b)	1,699	72,641
		231,801

Auto Manufacturers: 2.92%
Peugeot SA (b)	2,665	65,668
REV Group, Inc.	51,057	735,731
		801,399
Auto Parts & Equipment: 5.08%
Allison Transmission Holdings, Inc.	1,543	71,518
American Axle & Manufacturing Holdings, Inc. (a)	25,289	322,688
Lear Corp.	6,385	889,239
Nexteer Automotive Group Ltd. (b)	38,000	47,283
TS Tech Co. Ltd. (b)	2,245	61,073
		1,391,801
Banks: 2.41%
Banco Bilbao Vizcaya Argentaria SA (b)	8,044	44,975
Citizens Financial Group, Inc.	1,979	69,977
Dah Sing Financial Holdings Ltd. (b)	9,600	44,856
DBS Group Holdings Ltd. (b)	2,500	47,967
Texas Capital Bancshares, Inc. (a)	6,449	395,775

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund - Schedule of Investments (continued)	| 45

	Shares	Value
COMMON STOCKS (continued)
Umpqua Holdings Corp.	3,359	$55,726
		659,276
Beverages: 1.04%
Cott Corp. (b)	15,922	212,559
Monster Beverage Corp. (a)	1,140	72,766
		285,325
Biotechnology: 0.84%
Biogen, Inc. (a)	221	51,685
Exelixis, Inc. (a)	284	6,069
Incyte Corp. (a)	702	59,642
Ionis Pharmaceuticals, Inc. (a)	697	44,796
Vertex Pharmaceuticals, Inc. (a)	379	69,501
		231,693
Building Materials: 0.51%
Buzzi Unicem SpA (b)	3,347	46,888
Masco Corp.	1,230	48,265
Rockwool International A/S (b)	174	44,427
		139,580
Chemicals: 0.34%
Covestro AG (b)	1,199	60,957
Showa Denko KK (b)	1,100	32,342
		93,299
Commercial Services: 0.73%
Robert Half International, Inc.	1,055	60,146
ServiceMaster Global Holdings, Inc. (a)	1,339	69,749
United Rentals, Inc. (a)	526	69,763
		199,658
Distribution & Wholesale: 0.20%
G-III Apparel Group Ltd. (a)	420	12,356
HD Supply Holdings, Inc. (a)	1,037	41,770
		54,126
Diversified Financial Services: 10.41%
Credit Acceptance Corp. (a)	3,119	1,509,066
Raymond James Financial, Inc.	1,051	88,862
SEI Investments Co.	1,274	71,471
Synchrony Financial	32,822	1,137,939
Zenkoku Hosho Co. Ltd. (b)	1,200	46,023
		2,853,361
Electric: 1.42%
Ameren Corp.	592	44,465
Contact Energy Ltd. (b)	9,587	51,524
Hawaiian Electric Industries, Inc.	140	6,097
Hera SpA (b)	12,013	45,952
NRG Energy, Inc.	1,686	59,212
OGE Energy Corp.	1,672	71,160
Pinnacle West Capital Corp.	454	42,717
Red Electrica Corp. SA (b)	3,299	68,705
		389,832
Electrical Components & Equipment: 0.41%
EnerSys	982	67,267
Hubbell, Inc.	343	44,727
		111,994
Electronics: 0.49%
Gentex Corp.	3,083	75,873
Resideo Technologies Inc. (a)	2,258	49,495
Taiyo Yuden Co. Ltd. (b)	400	7,439
		132,807
Energy - Alternate Sources: 1.13%
First Solar, Inc. (a)	4,697	308,499

Engineering & Construction: 6.39%
Aena SME SA (b)	234	46,378
CIMIC Group Ltd. (b)	1,999	62,830
Frontdoor, Inc. (a)	14,789	644,061

The accompanying notes are an integral part of these financial statements.

46 |	LoCorr Dynamic Equity Fund - Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS (continued)
MasTec, Inc. (a)	19,368	$998,033
		1,751,302
Entertainment: 3.95%
Madison Square Garden Co. (a)	1,337	374,280
Marriott Vacations Worldwide Corp.	7,345	708,058
		1,082,338
Food: 0.89%
Chocoladefabriken Lindt & Spruengli AG (b)	10	72,782
Sprouts Farmers Market, Inc. (a)	2,090	39,480
US Foods Holding Corp. (a)	1,897	67,837
Wesfarmers Ltd. (b)	2,488	63,161
		243,260
Hand & Machine Tools: 0.02%
Regal Beloit Corp.	79	6,455

Healthcare - Products: 0.41%
GN Store Nord AS (b)	1,430	66,727
Masimo Corp. (a)	311	46,283
		113,010
Healthcare - Services: 0.26%
Molina Healthcare, Inc. (a)	492	70,425

Holding Companies - Diversified: 0.39%
CK Hutchison Holdings Ltd. (b)	4,500	44,357
Swire Pacific Ltd. A (b)	500	6,145
Swire Pacific Ltd. B (b)	30,000	56,838
		107,340
Home Builders: 0.39%
Haseko Corp. (b)	1,700	17,187
NVR, Inc. (a)	13	43,813
PulteGroup, Inc.	1,477	46,703
		107,703
Home Furnishings: 0.07%
Rational AG (b)	26	17,901

Household Products & Wares: 0.17%
Henkel AG & Co KGaA (b)	504	46,278

Housewares: 0.24%
Toro Co.	973	65,094

Insurance: 2.04%
Allianz (b)	304	73,284
Dai-ichi Life Holdings, Inc. (b)	4,800	72,346
Fidelity National Financial, Inc.	1,141	45,982
First American Financial Corp.	1,294	69,488
Hannover Rueck SE (b)	289	46,730
MS&AD Insurance Group Holdings, Inc. (b)	1,300	41,237
Old Republic International Corp.	3,219	72,041
Reinsurance Group of America, Inc.	425	66,313
Tokio Marine Holdings, Inc. (b)	1,400	70,107
		557,528
Internet: 0.84%
CDW Corp.	664	73,704
EBAY, Inc.	1,230	48,585
Kakaku.com, Inc. (b)	3,300	63,665
Twitter, Inc. (a)	1,272	44,393
		230,347
Investment Companies: 0.27%
EXOR NV (b)	1,057	74,038

Iron & Steel: 0.70%
BlueScope Steel Ltd. (b)	6,767	57,247
Commercial Metals Co.	4,704	83,966

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund - Schedule of Investments (continued)	| 47

	Shares	Value
COMMON STOCKS (continued)
Steel Dynamics, Inc.	1,671	$50,464
		191,677
Leisure Time: 0.94%
Callaway Golf Co.	15,068	258,567

Lodging: 1.46%
Extended Stay America, Inc.	18,688	315,640
Wyndham Hotels & Resorts, Inc.	1,532	85,394
		401,034
Machinery - Diversified: 0.28%
Atlas Copco AB (b)	2,633	75,535

Media: 0.88%
DISH Network Corp. (a)	4,379	168,197
Mediaset SpA (a)(b)	10,699	34,977
RTL Group SA (b)	767	39,282
		242,456
Mining: 0.61%
BHP Group Ltd. (b)	1,223	35,340
Boliden AB (b)	2,333	59,656
Rio Tinto Ltd. (b)	999	72,772
		167,768
Miscellaneous Manufacturing: 0.35%
Carlisle Cos., Inc.	363	50,969
Nikon Corp. (b)	3,100	43,820
		94,789
Oil & Gas: 1.52%
Apache Corp.	3,002	86,968
Cabot Oil & Gas Corp.	2,305	52,923
ConocoPhillips	704	42,944
Devon Energy Corp.	1,262	35,992
Equinor ASA (b)	2,240	44,233
HollyFrontier Corp.	1,433	66,319
Northern Oil and Gas, Inc. (a)	9,011	17,391
Range Resources Corp.	10,077	70,337
		417,107
Packaging & Containers: 1.56%
Berry Global Group, Inc. (a)	920	48,383
Graphic Packaging Holding Co.	23,657	330,725
Silgan Holdings, Inc.	1,545	47,277
		426,385
Pharmaceuticals: 1.00%
Astellas Pharma, Inc. (b)	4,700	66,916
Eisai Co. Ltd. (b)	900	50,845
Nektar Therapeutics (a)	1,968	70,021
Shionogi & Co. Ltd. (b)	600	34,554
Sumitomo Dainippon Pharma Co. Ltd. . (b)	2,800	53,058
		275,394
Real Estate: 0.24%
Fastighets AB Balder (a)(b)	1,997	66,881

Retail: 4.65%
Advance Auto Parts, Inc.	2,938	452,863
Bloomin’ Brands, Inc.	8,751	165,481
Children’s Place, Inc.	931	88,799
FamilyMart UNY Holdings Co., Ltd. (b)	1,800	42,940
Foot Locker, Inc.	1,088	45,609
Lowe’s Cos., Inc.	72	7,266
Michaels Companies, Inc. (a)	4,711	40,986
RH (a)	1,596	184,498
Ross Stores, Inc.	740	73,349
Sugi Holdings Co. Ltd. (b)	900	42,489
Sundrug Co., Ltd. (b)	1,500	40,569
TJX Cos., Inc.	878	46,429

The accompanying notes are an integral part of these financial statements.

48 |	LoCorr Dynamic Equity Fund - Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS (continued)
Urban Outfitters, Inc. (a)	1,877	$42,702
		1,273,980
Semiconductors: 2.06%
Advantest Corp. (b)	2,500	68,752
Applied Materials, Inc.	640	28,742
Broadcom, Inc.	164	47,209
Microchip Technology, Inc.	1,041	90,255
Micron Technology, Inc. (a)	1,626	62,747
NXP Semiconductors NV (b)	683	66,668
ON Semiconductor Corp. (a)	2,834	57,275
Skyworks Solutions, Inc.	1,186	91,642
Ultra Clean Holdings, Inc. (a)	3,667	51,045
		564,335
Software: 2.44%
Activision Blizzard, Inc.	1,033	48,758
Amadeus IT Group SA (b)	887	70,260
Cadence Design System, Inc. (a)	1,034	73,218
Capcom Co. Ltd. (b)	1,900	38,100
Electronic Arts, Inc. (a)	444	44,959
Intuit, Inc.	184	48,085
Take-Two Interactive Software, Inc. (a)	2,328	264,298
Verra Mobility Corp. (a)	6,111	79,993
		667,671
Telecommunications: 2.41%
Intelsat SA (a)(b)	21,757	423,174
Nippon Telegraph & Telephone Corp. (b)	1,600	74,453
SES SA (b)	5,612	87,744
Telenor ASA (b)	3,504	74,389
		659,760
Toys, Games & Hobbies: 0.65%
Nintendo Co. Ltd. (b)	484	177,277

Transportation: 0.23%
Schneider National, Inc.	847	15,449
Tidewater, Inc. (a)	1,976	46,396
		61,845
TOTAL COMMON STOCKS (Cost $18,078,381)		20,363,752

REAL ESTATE INVESTMENT TRUSTS: 2.34%
Apartment Investment & Management Co.	1,342	67,261
Apple Hospitality REIT, Inc.	2,832	44,916
Champion Real Estate (b)	70,000	58,336
Douglas Emmett, Inc.	1,736	69,162
Equity Commonwealth	1,330	43,252
Equity LifeStyle Properties, Inc.	605	73,411
Host Hotels & Resorts, Inc.	2,186	39,829
Outfront Media, Inc.	3,303	85,184
VICI Properties, Inc.	5,659	124,724
Weingarten Realty Investors	1,278	35,043
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $612,319)		641,118

SHORT TERM INVESTMENT: 13.55%
MONEY MARKET FUND: 13.55%
STIT-Government & Agency Portfolio, Institutional Class, 2.26% (c)	3,711,070	3,711,070
TOTAL MONEY MARKET FUND (Cost $3,711,070)		3,711,070
TOTAL SHORT TERM INVESTMENT (Cost $3,711,070)		3,711,070

TOTAL INVESTMENTS (Cost $22,401,770): 90.22%		24,715,940
Other Assets in Excess of Liabilities: 9.78% (d)		2,679,630
TOTAL NET ASSETS: 100.00%		$27,395,570

(a) Non-dividend income producing security.

(b) Foreign issued security.

(c) The rate quoted is the annualized seven-day effective yield as of June 30, 2019.

(d) Includes assets pledged as collateral for securities sold short and futures contracts.

ADR      American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund - Schedule of Securities Sold Short	| 49

LoCorr Dynamic Equity Fund
Schedule of Securities Sold Short
June 30, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS: (29.52)%
Aerospace & Defense: (0.59)%
General Dynamics Corp.	(330)	$(60,001)
Saab AB (b)	(205)	(6,671)
TransDigm Group, Inc. (a)	(86)	(41,607)
United Technologies Corp.	(413)	(53,773)
		(162,052)
Apparel: (0.14)%
ASICS Corp. (b)	(3,400)	(36,802)

Auto Manufacturers: (0.66)%
Daimler AG(b)	(901)	(50,125)
PACCAR, Inc.	(1,237)	(88,643)
Tesla Motors, Inc. (a)	(183)	(40,893)
		(179,661)
Banks: (0.62)%
Banco BPM SpA (a)(b)	(20,998)	(42,740)
Goldman Sachs Group, Inc.	(210)	(42,966)
Unione di Banche Italiane SpA (b)	(15,686)	(42,808)
Yamaguchi Financial Group, Inc. (b)	(6,000)	(40,959)
		(169,473)
Beverages: (0.46)%
Brown-Forman Corp.	(1,528)	(84,697)
Coca-Cola Bottlers Japan Holdings, Inc. (b)	(1,600)	(40,499)
		(125,196)
Biotechnology: (0.67)%
Alnylam Pharmaceuticals, Inc. (a)	(619)	(44,915)
Bluebird Bio, Inc. (a)	(350)	(44,520)
Sage Therapeutics, Inc. (a)	(334)	(61,152)
Seattle Genetics, Inc. (a)	(491)	(33,982)
		(184,569)
Building Materials: (0.22)%
Armstrong World Industries, Inc.	(492)	(47,822)
TOTO Ltd. (b)	(300)	(11,840)
		(59,662)
Chemicals: (1.44)%
Albemarle Corp.	(677)	(47,668)
Ashland Global Holdings, Inc.	(505)	(40,385)
International Flavors & Fragrances, Inc.	(1,236)	(179,331)
OCI Co. Ltd. (a)(b)	(1,481)	(40,653)
Umicore SA(b)	(1,318)	(42,263)
Yara International ASA (b)	(883)	(42,833)
		(393,133)
Commercial Services: (1.28)%
2U, Inc. (a)	(1,027)	(38,656)
Atlantia SpA (b)	(1,525)	(39,728)
Macquarie Infrastructure Corp.	(960)	(38,918)
Robert Half International, Inc.	(1,702)	(97,031)
Service Corp International, Inc.	(2,953)	(138,141)
		(352,474)
Computers: (0.21)%
NCR Corp. (a)	(1,818)	(56,540)

Cosmetics & Personal Care: (0.14)%
Shiseido Co. Ltd. (b)	(500)	(37,662)

The accompanying notes are an integral part of these financial statements.

50 |	LoCorr Dynamic Equity Fund - Schedule of Securities Sold Short (continued)

	Shares	Value
COMMON STOCKS (continued)
Distribution & Wholesale: (0.66)%
Fastenal Company	(2,599)	$(84,701)
Watsco, Inc.	(588)	(96,156)
		(180,857)
Diversified Financial Services: (1.20)%
Aiful Corp. (a)(b)	(22,500)	(45,912)
CME Group, Inc.	(118)	(22,905)
Credit Acceptance Corp. (a)	(60)	(29,030)
Evercore Partners, Inc.	(444)	(39,325)
Interactive Brokers Group, Inc.	(989)	(53,604)
Nomura Holdings, Inc. (b)	(14,800)	(52,081)
SBI Holdings, Inc. (b)	(1,900)	(47,000)
Virtu Financial, Inc.	(1,810)	(39,422)
		(329,279)
Electric: (0.63)%
Dominion Energy, Inc.	(510)	(39,433)
Entergy Corp.	(395)	(40,657)
Sempra Energy	(435)	(59,786)
Vistra Energy Corp.	(1,481)	(33,530)
		(173,406)
Electrical Components & Equipment: (0.41)%
Energizer Holdings, Inc.	(941)	(36,360)
Generac Holdings, Inc. (a)	(453)	(31,443)
Prysmian SpA (b)	(2,217)	(45,755)
		(113,558)
Electronics: (0.67)%
Badger Meter, Inc.	(71)	(4,238)
Flex Ltd. (a)(b)	(5,149)	(49,276)
Fujitsu General Ltd. (b)	(3,900)	(61,928)
Hirose Electric Co. Ltd. (b)	(100)	(11,149)
Ibiden Co. Ltd. (b)	(3,200)	(55,977)
		(182,568)
Energy - Alternate Sources: (0.23)%
First Solar, Inc. (a)	(960)	(63,053)

Engineering & Construction: (0.98)%
Boskalis Westminster (b)	(2,151)	(49,676)
Cellnex Telecom SA (b)	(1,129)	(41,774)
Ferrovial SA (b)	(1,600)	(40,954)
Jacobs Engineering Group, Inc.	(526)	(44,389)
JGC Corp. (b)	(3,600)	(49,351)
SNC-Lavalin Group, Inc. (b)	(2,135)	(43,171)
		(269,315)
Entertainment: (0.79)%
International Game Technology PLC (b)	(4,003)	(51,919)
Sega Sammy Holdings, Inc. (b)	(4,400)	(53,421)
Six Flags Entertainment Corp.	(774)	(38,452)
Vail Resorts, Inc.	(329)	(73,426)
		(217,218)
Environmental Control: (0.14)%
Stericycle, Inc. (a)	(810)	(38,678)

Food: (0.63)%
Campbell Soup Co.	(1,092)	(43,756)
Conagra Brands, Inc.	(1,929)	(51,157)
Metro, Inc. CN (b)	(1,054)	(39,551)
Shufersal Ltd. (b)	(5,855)	(38,964)
		(173,428)
Food Service: (0.18)%
Aramark	(1,375)	(49,583)

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund - Schedule of Securities Sold Short (continued)	| 51

	Shares	Value
COMMON STOCKS (continued)
Forest Products & Paper: (0.14)%
Nippon Paper Industries Co. Ltd. (b)	(2,200)	$(38,933)

Gas: (0.12)%
NiSource, Inc.	(1,140)	(32,832)

Hand & Machine Tools: (0.16)%
Colfax Corp. (a)	(1,555)	(43,587)

Healthcare - Products: (0.90)%
Align Technology, Inc. (a)	(381)	(104,280)
Cantel Medical Corp.	(83)	(6,693)
Insulet Corp. (a)	(516)	(61,600)
iRhythm Technologies, Inc. (a)	(858)	(67,851)
Siemens Healthineers AG (b)	(148)	(6,245)
		(246,669)
Healthcare - Services: (0.22)%
Acadia Healthcare Co., Inc. (a)	(1,229)	(42,954)
Quest Diagnostics, Inc.	(177)	(18,020)
		(60,974)
Household Products & Wares: (0.68)%
Avery Dennison Corp.	(851)	(98,444)
Clorox Co.	(574)	(87,885)
		(186,329)
Insurance: (1.01)%
American International Group, Inc.	(1,105)	(58,874)
American National Insurance Co.	(327)	(38,086)
Assured Guaranty Ltd. (b)	(912)	(38,377)
Axis Capital Holdings Ltd. (b)	(670)	(39,966)
Markel Corp. (a)	(37)	(40,315)
White Mountains Insurance Group Ltd. (b)	(59)	(60,266)
		(275,884)
Internet: (1.56)%
CyberAgent, Inc. (b)	(1,300)	(47,085)
Delivery Hero SE (a)(b)	(1,250)	(56,699)
Etsy, Inc. (a)	(1,559)	(95,676)
FireEye, Inc. (a)	(2,574)	(38,121)
GrubHub, Inc. (a)	(600)	(46,794)
Uber Technologies, Inc. (a)	(894)	(41,464)
Wayfair, Inc. (a)	(351)	(51,246)
Zillow Group, Inc. Class A (a)	(249)	(11,394)
Zillow Group, Inc. Class C (a)	(848)	(39,339)
		(427,818)
Investment Companies: (0.33)%
Kinnevik AB (b)	(1,526)	(39,686)
Melrose Industries PLC (b)	(22,029)	(50,594)
		(90,280)
Iron & Steel: (0.54)%
Reliance Steel & Aluminum Co.	(1,036)	(98,026)
Thyssenkrupp AG (b)	(3,529)	(51,465)
		(149,491)
Leisure Time: (0.03)%
Acushnet Holdings Corp.	(318)	(8,351)

Lodging: (0.54)%
Choice Hotels International, Inc.	(510)	(44,375)
City Developments Ltd. (b)	(5,600)	(39,196)
Kyoritsu Maintenance Co. Ltd. (b)	(200)	(9,331)
SJM Holdings Ltd. (b)	(6,000)	(6,828)

The accompanying notes are an integral part of these financial statements.

52 |	LoCorr Dynamic Equity Fund - Schedule of Securities Sold Short (continued)

	Shares	Value
COMMON STOCKS (continued)
Wyndham Hotels & Resorts, Inc.	(873)	$(48,661)
		(148,391)
Machinery - Diversified: (0.98)%
Deere & Co.	(880)	(145,826)
Graco, Inc.	(505)	(25,341)
Wabtec Corp.	(762)	(54,678)
Welbilt, Inc. (a)	(2,484)	(41,483)
		(267,328)
Media: (0.45)%
Disney Walt Co.	(277)	(38,680)
New York Times Co.	(2,594)	(84,616)
		(123,296)
Metal Fabricate & Hardware: (0.14)%
MISUMI Group, Inc. (b)	(1,500)	(37,592)

Mining: (0.67)%
Dowa Holdings Co. Ltd. (b)	(1,700)	(54,478)
Freeport-McMoRan, Inc.	(3,824)	(44,397)
Mitsui Mining & Smelting Co. Ltd. (b)	(1,900)	(45,396)
Wheaton Precious Metals Corp. (b)	(1,615)	(39,057)
		(183,328)
Miscellaneous Manufacturing: (0.75)%
Axon Enterprise, Inc. (a)	(1,644)	(105,561)
General Electric Co.	(5,553)	(58,307)
Trinity Industries, Inc.	(2,037)	(42,268)
		(206,136)
Oil & Gas: (0.30)%
Concho Resources, Inc.	(385)	(39,724)
Diamondback Energy, Inc.	(385)	(41,953)
		(81,677)
Pharmaceuticals: (0.73)%
Agios Pharmaceuticals, Inc. (a)	(856)	(42,697)
Bayer AG (b)	(769)	(53,288)
CVS Health Corp.	(715)	(38,960)
Sarepta Therapeutics, Inc. (a)	(309)	(46,953)
Teva Pharmaceutical Industries Ltd. (a)(b)	(2,034)	(18,637)
		(200,535)
Pipelines: (0.15)%
Targa Resources Corp.	(1,064)	(41,773)

Real Estate: (0.76)%
Howard Hughes Corp. (a)	(371)	(45,945)
Nomura Real Estate Holdings, Inc. (b)	(1,900)	(40,814)
Sino Land Co. Ltd. (b)	(4,000)	(6,708)
Tokyu Fudosan Holdings Corp. (b)	(10,000)	(55,187)
UOL Group Ltd. (b)	(10,600)	(59,150)
		(207,804)
Retail: (2.23)%
Canadian Tire Corp Ltd. (b)	(359)	(39,114)
CarMax, Inc. (a)	(503)	(43,675)
Carvana Co. (a)	(141)	(8,825)
Cracker Barrel Old Country Store, Inc.	(562)	(95,950)
Floor & Decor Holdings, Inc. (a)	(820)	(34,358)
Home Depot, Inc.	(422)	(87,763)
Marui Group Co Ltd. (b)	(1,700)	(34,594)
McDonald’s Corp.	(211)	(43,816)
Regis Corp. (a)	(6,265)	(104,000)
Texas Roadhouse, Inc.	(1,280)	(68,698)
Tiffany & Co.	(427)	(39,984)
Zalando SE (a)(b)	(207)	(9,185)
		(609,962)

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund - Schedule of Securities Sold Short (continued)	| 53

	Shares	Value
COMMON STOCKS (continued)
Semiconductors: (0.69)%
Marvell Technology Group Ltd. (b)	(1,649)	$(39,362)
Microchip Technology, Inc.	(597)	(51,760)
Teradyne, Inc.	(2,062)	(98,790)
		(189,912)
Software: (0.55)%
Appian Corp. (a)	(1,249)	(45,051)
DocuSign, Inc. (a)	(1,027)	(51,052)
PTC, Inc. (a)	(78)	(7,001)
Worldline SA (a)(b)	(659)	(47,958)
		(151,062)
Telecommunications: (0.74)%
Tele2 AB (b)	(2,818)	(41,119)
Telecom Italia SpA (a)(b)	(77,332)	(42,226)
Telia Co. AB (b)	(7,455)	(33,108)
Verizon Communications, Inc.	(1,495)	(85,409)
		(201,862)
Toys, Games & Hobbies: (0.19)%
Mattel, Inc. (a)	(3,932)	(44,078)
Sanrio Co. Ltd. (b)	(400)	(8,878)
		(52,956)
Transportation: (1.00)%
Kirby Corp. (a)	(674)	(53,246)
Landstar System, Inc.	(422)	(45,572)
Mitsui OSK Lines Ltd. (b)	(2,200)	(52,625)
Nippon Yusen KK (b)	(3,400)	(54,525)
Nishi-Nippon Railroad Co Ltd. (b)	(2,200)	(46,932)
United Parcel Service, Inc.	(200)	(20,654)
		(273,554)
TOTAL COMMON STOCKS (Proceeds $7,808,733)		(8,086,483)

EXCHANGE TRADED FUNDS: (0.64)%
iShares Russell 2000	(569)	(88,480)
SPDR S&P500 Trust	(300)	(87,900)
TOTAL EXCHANGE TRADED FUNDS (Proceeds $173,840)		(176,380)

REAL ESTATE INVESTMENT TRUSTS: (2.39)%
AGNC Investment Corp.	(2,329)	(39,174)
Alexandria Real Estate Equities, Inc.	(260)	(36,683)
Annaly Capital Management, Inc.	(4,404)	(40,209)
Colony Capital, Inc.	(10,308)	(51,540)
CyrusOne, Inc.	(920)	(53,102)
Digital Realty Trust, Inc.	(468)	(55,126)
Equinix, Inc.	(68)	(34,292)
Iron Mountain, Inc.	(1,218)	(38,123)
Macerich Co.	(1,309)	(43,838)
New Residential Investment Corp.	(2,510)	(38,629)
Omega Healthcare Investors, Inc.	(1,093)	(40,168)
Realty Income Corp.	(527)	(36,347)
Retail Value, Inc.	(672)	(23,386)
SL Green Realty Corp.	(420)	(33,755)
Unibail-Rodamco-Westfield (b)	(330)	(49,438)
Uniti Group, Inc.	(4,236)	(40,242)
TOTAL REAL ESTATE INVESTMENT TRUSTS (Proceeds $711,986)		(654,052)
TOTAL SECURITIES SOLD SHORT (Proceeds $8,694,559): (32.55)%		$(8,916,915)

Percentages are stated as a percent of net assets.

(a) Non-dividend expense producing security.

(b) Foreign issued security.

The accompanying notes are an integral part of these financial statements.

54 |	LoCorr Dynamic Equity Fund - Schedule of Open Futures Contracts

LoCorr Dynamic Equity Fund

Schedule of Open Futures Contracts

June 30, 2019 (Unaudited)

					Value
Description	Number of Contracts Purchased (Sold)	Settlement Month-Year	Current Notional Amount	Value at Trade Date	Unrealized Appreciation	Unrealized (Depreciation)

Purchase Contract:
MSCI World Index	68	Sep-19	$4,318,000	$4,238,557	$79,443	$—
Total Purchase Contract					79,443	—

Sale Contract:
S&P 500 E-Mini Index	(4)	Sep-19	$588,840	$591,122	$2,282	$—
Total Sales Contract					2,282	—
Total Futures Contracts					$81,725	$—
Net Unrealized Appreciation					$81,725

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Schedule of Investments	| 55

LoCorr Spectrum Income Fund

Composition of Investment Portfolio1

June 30, 2019 (Unaudited)

1 As a percentage of total investments.

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Value
BUSINESS DEVELOPMENT COMPANIES: 7.21%
Ares Capital Corp.	81,233	$1,457,320
BlackRock TCP Capital Corp.	51,024	727,092
Hercules Capital, Inc.	113,528	1,455,429
Newtek Business Services Corp.	80,744	1,857,112
TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $5,139,209)		5,496,953

CLOSED-END INVESTMENT COMPANIES: 9.40%
Aberdeen Asia-Pacific Income Fund, Inc.	195,748	818,227
AllianceBernstein Global High Income Fund, Inc.	60,622	714,127
Eaton Vance Municipal Bond Fund	66,065	821,188
Invesco Trust for Investment Grade Municipals	110,515	1,400,225
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	122,954	849,612
Nuveen Global High Income Fund	46,737	723,021
Nuveen Quality Municipal Income Fund	79,444	1,112,216
Western Asset Emerging Markets Debt Fund, Inc.	50,903	728,931
TOTAL CLOSED-END INVESTMENT COMPANIES (Cost $6,713,141)		7,167,547

COMMON STOCKS: 27.19%
Advertising: 0.71%
National CineMedia, Inc.
	82,353	540,236
Commercial Services: 1.09%
Macquarie Infrastructure Corp.	20,492	830,746

Electric: 1.22%
Atlantica Yield PLC (a)	41,076	931,193

Energy - Alternate Sources: 4.56%
NextEra Energy Partners LP	30,827	1,487,403
Pattern Energy Group, Inc.	86,247	1,991,443
		3,478,846

The accompanying notes are an integral part of these financial statements.

56 |	LoCorr Spectrum Income Fund - Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS (continued)
Insurance: 1.09%
AMERISAFE, Inc.	12,996	$828,755

Lodging: 0.98%
Las Vegas Sands Corp.	12,693	750,029

Oil & Gas: 8.02%
BP PLC - ADR (a)	34,219	1,426,932
Chevron Corp.	6,000	746,640
CVR Energy, Inc.	23,221	1,160,818
Marathon Petroleum Corp.	12,121	677,321
Royal Dutch Shell PLC - ADR (a)	11,484	747,264
Viper Energy Partners LP	43,950	1,354,539
		6,113,514
Pipelines: 2.82%
EnLink Midstream LLC	65,366	659,543
Williams Cos., Inc.	53,084	1,488,475
		2,148,018
Retail: 0.09%
Cracker Barrel Old Country Store, Inc.	399	68,121

Transportation: 4.77%
GasLog Partners LP (a)	54,823	1,163,892
Golar LNG Partners LP (a)	63,200	714,160
Hoegh LNG Partners LP (a)	62,764	1,085,817
Ship Finance International Ltd. (a)	53,570	670,161
		3,634,030
Trucking & Leasing: 1.84%
Fortress Transportation & Infrastructure Investors LLC	92,886	1,402,579
TOTAL COMMON STOCKS (Cost $20,024,695)		20,726,067

MASTER LIMITED PARTNERSHIPS: 21.99%	Units
Coal: 1.01%
Alliance Resource Partners LP	45,514	772,828

Energy - Alternate Sources: 0.97%
Enviva Partners LP	23,603	741,606

Entertainment: 0.86%
Cedar Fair LP	13,715	654,068

Gas: 2.14%
Global Partners LP	81,959	1,631,804

Investment Companies: 2.00%
Icahn Enterprises LP	21,055	1,524,593

Oil & Gas: 1.22%
Sunoco LP	29,717	929,548

Oil & Gas Services: 2.15%
CrossAmerica Partners LP	48,545	779,147
USA Compression Partners LP	48,414	860,317
		1,639,464
Pipelines: 10.71%
Crestwood Equity Partners LP	70,011	2,504,294
Delek Logistics Partners LP	28,311	905,952
Energy Transfer LP	99,151	1,396,046
Hess Midstream Partners LP	33,882	660,699
MPLX LP	45,865	1,476,394
NGL Energy Partners LP	81,964	1,210,608
		8,153,993

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Schedule of Investments (continued)	| 57

	Units	Value
MASTER LIMITED PARTNERSHIPS (continued)
Transportation: 0.93%
Capital Product Partners LP (a)	67,498	$708,729
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $13,196,294)		16,756,633

PREFERRED STOCKS: 2.34%	Shares
Pipelines: 1.22%
Crestwood Equity Partners LP, 9.250%	99,680	928,021

Transportation: 1.12%
Hoegh LNG Partners LP, Series A, 8.750% (a)	33,770	858,096
TOTAL PREFERRED STOCKS (Cost $1,715,458)		1,786,117

PUBLICLY TRADED PARTNERSHIPS: 6.45%	Units
Blackstone Group LP	21,938	974,486
Brookfield Renewable Partners LP (a)	45,532	1,574,952
Carlyle Group LP	34,225	773,827
Compass Diversified Holdings	47,104	900,157
Moelis & Co.	19,777	691,206
TOTAL PUBLICLY TRADED PARTNERSHIPS (Cost $4,079,484)		4,914,628

PURCHASED OPTIONS: 0.32%	Notional Amount	Number of Contracts (b)
Put Options: 0.32%
iShares Russell 2000 ETF
Expiration: July 2019, Exercise Price $150.00	$7,775,000	500	40,000
Expiration: August 2019, Exercise Price $140.00	18,660,000	1,200	64,800
SPDR S&P Oil & Gas Exploration & Production ETF Expiration: September 2019,
Exercise Price $27.00	2,452,500	900	137,700
TOTAL PURCHASED OPTIONS (Cost $488,415)			242,500
REAL ESTATE INVESTMENT TRUSTS: 20.70%	Shares
AGNC Investment Corp.	130,765	2,199,466
Annaly Capital Management, Inc.	224,912	2,053,447
Apollo Commercial Real Estate Finance, Inc.	89,434	1,644,691
CoreSite Realty Corp.	7,211	830,491
EPR Properties	9,128	680,858
Global Net Lease, Inc.	78,124	1,532,793
Invesco Mortgage Capital, Inc.	51,417	828,842
Iron Mountain, Inc.	42,561	1,332,159
New York Mortgage Trust, Inc.	132,404	820,905
Sabra Health Care REIT, Inc.	40,507	797,583
Two Harbors Investment Corp.	51,756	655,749
W P CAREY, Inc.	11,212	910,190
Welltower, Inc.	9,743	794,347
Weyerhaeuser Co.	26,434	696,272
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $16,471,883)		15,777,793

SHORT TERM INVESTMENT: 6.14%
MONEY MARKET FUND: 6.14%
STIT-Government & Agency Portfolio, Institutional Class, 2.26% (c)	4,678,454	4,678,454
TOTAL MONEY MARKET FUND (Cost $4,678,454)		4,678,454
TOTAL SHORT TERM INVESTMENT (Cost $4,678,454)		4,678,454

TOTAL INVESTMENTS (Cost $72,507,033): 101.74%		77,546,692
Liabilities in Excess of Other Assets: (1.74)%		(1,328,448)
TOTAL NET ASSETS: 100.00%		$76,218,244

(a) Foreign issued security.

(b) Each contract is equivalent to 100 shares of common stock.

(c) The rate quoted is the annualized seven-day effective yield as of June 30, 2019.

ADR	American Depositary Reciept
PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

58 |	LoCorr Spectrum Income Fund - Schedule of Written Options

LoCorr Spectrum Income Fund
Schedule of Written Options

June 30, 2019 (Unaudited)

	Notional Amount	Number of Contracts (a)	Value
WRITTEN OPTIONS: 0.12%
Call Options: 0.12%
Blackstone Group Inc. Expiration: September 2019, Exercise Price: $49.00	$972,798	(219)	$(8,979)
Chevron Corp. Expiration: August 2019, Exercise Price: $130.00	746,640	(60)	(6,780)
CVR Energy, Inc. Expiration: September 2019, Exercise Price: $50.00	1,159,768	(232)	(58,696)
Energy Transfer LP Expiration: July 2019, Exercise Price: $16.00	1,395,328	(991)	(2,973)
Las Vegas Sands Corp. Expiration: August 2019, Exercise Price: $65.00	744,534	(126)	(8,820)
Marathon Petroleum Corp. Expiration: July 2019, Exercise Price: $60.00	676,148	(121)	(5,929)
Welltower, Inc. Expiration: July 2019, Exercise Price: $85.00	790,841	(97)	(2,425)
TOTAL WRITTEN OPTIONS (Premiums received $94,915)			$(94,602)

Percentages are stated as a percent of net assets.

(a) Each contract is equivalent to 100 shares of common stock.

The accompanying notes are an integral part of these financial statements.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Consolidated Statements of Assets & Liabilities	| 59

Consolidated Statements of Assets & Liabilities

June 30, 2019 (Unaudited)

	LoCorr Macro Strategies Fund	LoCorr Long/Short Commodities Strategy Fund	LoCorr Market Trend Fund
Assets
Investments, at value (Cost $531,625,256, $254,134,114 and $215,227,999, respectively)	$539,742,491	$258,737,972	$217,258,247
Cash (Note 2)	17,500,102	36,272	16,720,000
Foreign currency, at value (Cost $13,134,069, $0 and $1,123,301, respectively)	13,234,063	—	1,123,301
Receivable for variation margin on futures contracts	1,699,415	—	1,439,593
Receivable for Fund shares sold	2,319,627	1,729,395	597,947
Receivable for securities sold	268,634	1,639,342	67,378
Interest receivable	2,922,682	1,328,674	849,227
Receivable for unsettled open futures contracts	355,266	—	231,036
Deposits with broker for derivative instruments (Note 2)	39,471,515	52,147,729	28,562,945
Unrealized appreciation on forward currency contracts (Note 2)	5,546,920	—	255,383
Advance receipt on swap contracts	—	11,034,228	—
Prepaid expenses and other assets	149,300	68,012	51,264
Total Assets	623,210,015	326,721,624	267,156,321

Liabilities
Payable for Fund shares redeemed	$1,079,789	$554,039	$608,786
Payable for securities purchased	5,381,431	2,926,980	—
Payable for unsettled open futures contracts	287,286	—	192,056
Accrued management fees (Note 5)	859,913	394,789	323,529
Accrued Trustees' fees	12,434	5,001	7,320
Accrued Rule 12b-1 fees	—	138,723	141,896
Unrealized depreciation on swap contracts (Note 1)	—	2,466,015	—
Unrealized depreciation on forward currency contracts (Note 2)	9,031,139	—	3,516,875
Accrued expenses and other liabilities	296,704	92,689	241,261
Total Liabilities	16,948,696	6,578,236	5,031,723

Net Assets	$606,261,319	$320,143,388	$262,124,598

Net Assets Consist of:
Paid-in capital	$603,425,311	$317,797,678	$297,326,271
Total distributable earnings/(losses)	2,836,008	2,345,710	(35,201,673)
NET ASSETS	$606,261,319	$320,143,388	$262,124,598

Class A Shares
Net assets	$50,112,503	$63,020,742	$20,997,011
Shares issued and outstanding (unlimited shares authorized, no par value)	5,891,564	6,373,508	1,972,241
Net asset value, redemption, and minimum offering price per share(a)	$8.51	$9.89	$10.65
Maximum offering price per share ($8.51/0.9425), ($9.89/0.9425),	$9.03	$10.49	$11.30
($10.65/0.9425), respectively(b)

Class C Shares
Net assets	$45,866,956	$7,489,258	$17,958,849
Shares issued and outstanding (unlimited shares authorized, no par value)	5,649,056	788,141	1,737,772
Net asset value, redemption, and offering price per share(a)	$8.12	$9.50	$10.33

Class I Shares
Net assets	$510,281,860	$249,633,388	$223,168,738
Shares issued and outstanding (unlimited shares authorized, no par value)	59,037,803	24,897,746	20,775,212
Net asset value, redemption, and offering price per share	$8.64	$10.03	$10.74

(a)

A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.

(b)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements.

60 |	LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund - Statements of Assets & Liabilities

Statements of Assets & Liabilities

June 30, 2019 (Unaudited)

	LoCorr Dynamic Equity Fund	LoCorr Spectrum Income Fund

Assets
Investments, at value (Cost $22,401,770 and $72,507,033, respectively)	$24,715,940	$77,546,692
Cash (Note 2)	3,015,933	—
Foreign currency, at value (Cost $2,309,301 and $0, respectively)	2,351,990	—
Receivable for variation margin on futures contracts	19,903	—
Receivable for Fund shares sold	167,551	108,753
Receivable for securities sold	684,499	908,501
Dividends, interest and other receivables	22,978	319,323
Deposits with broker for futures contracts	336,110	—
Deposits with broker for securities sold short (Note 2)	6,186,674	—
Prepaid expenses and other assets	37,436	33,435
Total Assets	37,539,014	78,916,704

Liabilities
Securities sold short, at value (Proceeds $8,694,559 and $0, respectively)	$8,916,915	$—
Options written, at value (Premiums received $0 and $94,915, respectively)	—	94,602
Payable for Fund shares redeemed	75,747	231,020
Payable for securities purchased	1,055,298	1,723,860
Payable for distributions	—	108,616
Dividend payable	13,869	—
Due to broker for options	—	326,773
Accrued management fees (Note 5)	16,896	80,963
Accrued Trustees' fees	631	1,681
Accrued Rule 12b-1 fees	19,017	71,584
Accrued expenses and other liabilities	45,071	59,361
Total Liabilities	10,143,444	2,698,460

Net Assets	$27,395,570	$76,218,244

Net Assets Consist of:
Paid-in capital	$26,796,187	$102,788,437
Total distributable earnings/(losses)	599,383	(26,570,193)
NET ASSETS	$27,395,570	$76,218,244

Class A Shares
Net assets	$7,846,619	$26,036,905
Shares issued and outstanding (unlimited shares authorized, no par value)	697,744	3,795,342
Net asset value, redemption, and minimum offering price per share(a)	$11.25	$6.86	(b)
Maximum offering price per share ($11.25/0.9425), ($6.86/0.9425), respectively (c)	$11.93	$7.28

Class C Shares
Net assets	$4,547,156	$19,425,633
Shares issued and outstanding (unlimited shares authorized, no par value)	425,030	2,804,762
Net asset value, redemption, and offering price per share(a)	$10.70	$6.93	(b)

Class I Shares
Net assets	$15,001,795	$30,755,706
Shares issued and outstanding (unlimited shares authorized, no par value)	1,311,613	4,492,368
Net asset value, redemption, and offering price per share	$11.44	$6.85	(b)

(a)

A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.

(b)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.
(c)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Consolidated Statements of Operations	| 61

Consolidated Statements of Operations

 Six Months Ended June 30, 2019 (Unaudited)

	LoCorr Macro Strategies Fund	LoCorr Long/Short Commodities Strategy Fund	LoCorr Market Trend Fund
Investment Income
Interest income	$7,691,991	$3,997,464	$3,188,827
Total Investment Income	7,691,991	3,997,464	3,188,827

Expenses
Management fees (Note 5)	4,754,411	2,174,528	2,068,463
Fund administration fees	112,764	58,874	81,207
Fund accounting fees	116,484	78,591	72,129
Trustees' fees	27,367	12,014	15,574
Transfer agent fees and expenses	383,145	217,790	191,399
Custodian fees	19,445	8,349	11,447
Registration expenses	32,419	32,228	29,441
Rule 12b-1 fee - Class A (Note 5)	62,512	78,051	29,708
Rule 12b-1 fee - Class C (Note 5)	238,437	36,225	95,389
Legal and audit fees	34,630	19,636	30,846
Printing and mailing expenses	53,266	9,306	42,989
Other expenses	11,242	4,615	6,800
Total expenses before fee recovery to Adviser	5,846,122	2,730,207	2,675,392
Fee recovery to Adviser (Note 5)	188,935	103,619	—
Net Expenses	6,035,057	2,833,826	2,675,392
Net Investment Income	1,656,934	1,163,638	513,435

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts, Forward Currency Contracts, Futures Contracts and Foreign Currency Translation:
Net realized gain (loss) on:
Investments	692,961	614,946	(252,448)
Swap contracts	—	615,496	—
Forward currency contracts	(2,735,250)	—	(1,900,758)
Futures contracts	22,158,854	—	9,473,419
Foreign currency translation	972,941	—	(38,622)
Net change in unrealized appreciation (depreciation) on:			—
Investments	10,773,148	4,676,496	2,617,353
Swap contracts	—	(6,829,961)	—
Forward currency contracts	(2,556,937)	—	(755,268)
Futures contracts	9,874,681	—	18,020,012
Foreign currency translation	(138,840)	—	—
Net realized and unrealized gain (loss)	39,041,558	(923,023)	27,163,688
Net Increase in Net Assets Resulting From Operations	$40,698,492	$240,615	$27,677,123

The accompanying notes are an integral part of these consolidated financial statements.

62 |	LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund - Statements of Operations

Statements of Operations

Six Months Ended June 30, 2019 (Unaudited)

	LoCorr Dynamic Equity Fund	LoCorr Spectrum Income Fund
Investment Income
Dividend and interest income(a)	$206,548	$1,766,788
Total Investment Income	206,548	1,766,788

Expenses
Management fees (Note 5)	200,879	480,589
Fund administration fees	28,795	30,419
Fund accounting fees	22,392	22,047
Trustees' fees	1,408	3,543
Transfer agent fees and expenses	41,679	63,529
Custodian fees	20,643	3,202
Registration expenses	22,352	23,043
Rule 12b-1 fee - Class A (Note 5)	10,163	31,117
Rule 12b-1 fee - Class C (Note 5)	25,607	97,928
Legal and audit fees	14,215	13,904
Printing and mailing expenses	4,000	15,489
Other expenses	2,067	2,152
Total expense before dividend and interest expense	394,200	786,962
Dividend expense on securities sold short (Note 2)	103,405	—
Interest expense	—	528
Total expenses before fee waiver from Adviser	497,605	787,490
Fee waiver from Adviser (Note 5)	(91,924)	—
Net Expenses	405,681	787,490
Net Investment Income (Loss)	(199,133)	979,298

Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Futures Contracts, Foreign Currency Translation and Written Options:
Net realized gain (loss) on:
Investments	177,794	(2,573,284)
Securities sold short	(751,606)	—
Futures contracts	527,419	—
Foreign currency translation	(51,670)	—
Written options	—	14,253
Net change in unrealized appreciation (depreciation) on:
Investments	4,118,605	11,011,942
Securities sold short	(311,391)	—
Futures contracts	81,725	—
Foreign currency translation	42,711	—
Written options	—	313
Net realized and unrealized gain	3,833,587	8,453,224
Net Increase in Net Assets Resulting From Operations	$3,634,454	$9,432,522

(a) Net foreign tax withheld of $7,643 and $1,619, respectively.

The accompanying notes are an integral part of these financial statements.

LoCorr Macro Strategies Fund - Consolidated Statements of Changes in Net Assets	| 63

LoCorr Macro Strategies Fund

Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Operations
Net investment income	$1,656,934	$1,090,770
Net realized gain (loss) on investments, forward currency contracts, futures contracts and foreign currency translation	21,089,506	(36,778,521)
Net change in unrealized appreciation (depreciation) of investments, forward currency contracts, futures contracts and foreign currency translation	17,952,052	(6,412,563)
Increase (Decrease) in Net Assets Resulting From Operations	40,698,492	(42,100,314)

Distributions From Earnings
Class A	—	(1,641,026)
Class C	—	(1,111,427)
Class I	—	(14,372,592)
Total Distributions From Earnings	—	(17,125,045)

Capital Transactions (Note 6)
Proceeds from shares sold	165,304,950	326,669,713
Reinvestment of distributions	—	15,654,959
Cost of shares redeemed	(153,823,390)	(518,836,160)
Increase (Decrease) in Net Assets From Capital Transactions	11,481,560	(176,511,488)

Total Increase (Decrease) in Net Assets	52,180,052	(235,736,847)

Net Assets
Beginning of period	554,081,267	789,818,114
End of period	$606,261,319	$554,081,267

The accompanying notes are an integral part of these consolidated financial statements.

64 |	LoCorr Long/Short Commodities Strategy Fund - Consolidated Statements of Changes in Net Assets

LoCorr Long/Short Commodities Strategy Fund

Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Operations
Net investment income	$1,163,638	$461,665
Net realized gain on investments and swap contracts	1,230,442	4,813,532
Net change in unrealized appreciation (depreciation) of investments and swap contracts	(2,153,465)	16,122,331
Increase in Net Assets Resulting From Operations	240,615	21,397,528

Distributions From Earnings
Class A	—	(5,426,159)
Class C	—	(652,659)
Class I	—	(17,507,215)
Total Distributions From Earnings	—	(23,586,033)

Capital Transactions (Note 6)
Proceeds from shares sold	121,145,716	195,310,076
Reinvestment of distributions	—	18,672,560
Cost of shares redeemed	(58,268,966)	(38,015,146)
Increase in Net Assets From Capital Transactions	62,876,750	175,967,490

Total Increase in Net Assets	63,117,365	173,778,985

Net Assets
Beginning of period	257,026,023	83,247,038
End of period	$320,143,388	$257,026,023

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Statements of Changes in Net Assets	| 65

LoCorr Market Trend Fund

Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Operations
Net investment income (loss)	$513,435	$(420,639)
Net realized gain (loss) on investments, forward currency contracts, futures contracts and foreign currency translation	7,281,591	(52,236,535)
Net change in unrealized appreciation (depreciation) of investments, forward currency contracts, futures contracts and foreign currency translation	19,882,097	(31,624,162)
Increase (Decrease) in Net Assets Resulting From Operations	27,677,123	(84,281,336)

Capital Transactions (Note 6)
Proceeds from shares sold	53,974,851	283,959,578
Cost of shares redeemed	(162,727,928)	(523,178,776)
Decrease in Net Assets From Capital Transactions	(108,753,077)	(239,219,198)

Total Decrease in Net Assets	(81,075,954)	(323,500,534)

Net Assets
Beginning of period	343,200,552	666,701,086
End of period	$262,124,598	$343,200,552

The accompanying notes are an integral part of these consolidated financial statements.

66 |	LoCorr Dynamic Equity Fund - Statements of Changes in Net Assets

LoCorr Dynamic Equity Fund

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Operations
Net investment loss	$(199,133)	$(1,110,481)
Net realized gain (loss) on investments, securities sold short, futures contracts and foreign currency translation	(98,063)	2,095,066
Net change in unrealized appreciation (depreciation) of investments, securities sold short, futures contracts and foreign currency translation	3,931,650	(7,056,676)
Increase (Decrease) in Net Assets Resulting From Operations	3,634,454	(6,072,091)

Distributions From Earnings
Class A	—	(323,018)
Class C	—	(208,891)
Class I	—	(630,416)
Total Distributions From Earnings	—	(1,162,325)

Capital Transactions (Note 6)
Proceeds from shares sold	5,830,916	11,732,272
Reinvestment of distributions	—	1,093,095
Cost of shares redeemed	(12,342,696)	(39,145,301)
Decrease in Net Assets From Capital Transactions	(6,511,780)	(26,319,934)

Total Decrease in Net Assets	(2,877,326)	(33,554,350)

Net Assets
Beginning of period	30,272,896	63,827,246
End of period	$27,395,570	$30,272,896

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Statements of Changes in Net Assets	| 67

LoCorr Spectrum Income Fund

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Operations
Net investment income	$979,298	$2,402,701
Net realized gain (loss) on investments and written options	(2,559,031)	2,771
Net change in unrealized appreciation (depreciation) of investments and written options	11,012,255	(9,102,504)
Increase (Decrease) in Net Assets Resulting From Operations	9,432,522	(6,697,032)

Distributions From Earnings

Net investment income:
Class A	(976,423)	(956,505)
Class C	(671,687)	(681,277)
Class I	(1,219,093)	(1,262,271)
Return of capital:
Class A	—	(1,144,116)
Class C	—	(814,904)
Class I	—	(1,509,857)
Total Distributions From Earnings	(2,867,203)	(6,368,930)

Capital Transactions (Note 6)
Proceeds from shares sold	14,940,979	24,514,502
Reinvestment of distributions	2,151,350	4,713,777
Cost of shares redeemed	(15,759,846)	(44,379,996)
Redemption fees	482	25,115
Increase (Decrease) in Net Assets From Capital Transactions	1,332,965	(15,126,602)

Total Increase (Decrease) in Net Assets	7,898,284	(28,192,564)

Net Assets
Beginning of period	68,319,960	96,512,524
End of period	$76,218,244	$68,319,960

The accompanying notes are an integral part of these financial statements.

68 |	LoCorr Macro Strategies Fund - Consolidated Financial Highlights - Class A

LoCorr Macro Strategies Fund - Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2019*	Year Ended December 31,
	(Unaudited)	2018	2017	2016		2015		2014

Per Share
Net asset value, beginning of period	$7.95	$8.64	$8.91	$8.54		$8.51		$8.28

Income (loss) from investment operations:
Net investment income (loss)(a)	0.02	0.00 (b)	(0.06)	(0.09)		(0.08)		(0.08)
Net realized and unrealized gain (loss)	0.54	(0.46)	0.31	0.64		0.36		1.36
Total from Investment Operations	0.56	(0.46)	0.25	0.55		0.28		1.28

Distributions From Earnings:
Net investment income	—	(0.10)	—	—		(0.25)		(1.04)
Net realized gains	—	(0.13)	(0.52)	(0.18)		—		(0.01)
Total Distributions	—	(0.23)	(0.52)	(0.18)		(0.25)		(1.05)

Redemption Fees	—	—	0.00 (b)	0.00	(b)	0.00	(b)	0.00	(b)

Net Asset Value, End of Period	$8.51	$7.95	$8.64	$8.91		$8.54		$8.51

Total Investment Return(c)	7.04%	(5.36)%	2.77%	6.39%		3.27%		15.42%

Net Assets, End of Period, in Thousands	$50,112	$55,075	$93,182	$297,844		$229,427		$206,931

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.17%	2.25%	2.33%	2.34	%(d)(e)	2.06	%(d)(e)	2.11	%(d)
After expense waiver or recovery	2.24%	2.24%	2.28%	2.34	%(d)(e)	2.06	%(d)(e)	2.11	%(d)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	0.50%	0.03%	(0.76)%	(0.96	)%(d)	(0.90	)%(d)	(0.94	)%(d)
After expense waiver or recovery	0.43%	0.04%	(0.71)%	(0.96	)%(d)	(0.90	)%(d)	(0.94	)%(d)

Portfolio turnover rate(f)	45%	105%	97%	62%		53%		57%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes interest expense of 0.01% and 0.00% for the years ended December 31, 2016 and 2015, respectively.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund - Consolidated Financial Highlights - Class C	| 69

LoCorr Macro Strategies Fund - Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2019*	Year Ended December 31,
	(Unaudited)	2018	2017	2016		2015		2014

Per Share
Net asset value, beginning of period	$7.62	$8.27	$8.62	$8.32		$8.30		$8.12

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.01)	(0.06)	(0.13)	(0.15)		(0.14)		(0.15)
Net realized and unrealized gain (loss)	0.51	(0.43)	0.30	0.63		0.35		1.33
Total from Investment Operations	0.50	(0.49)	0.17	0.48		0.21		1.18

Distributions From Earnings:
Net investment income	—	(0.03)	—	—		(0.19)		(0.99)
Net realized gains	—	(0.13)	(0.52)	(0.18)		—		(0.01)
Total Distributions	—	(0.16)	(0.52)	(0.18)		(0.19)		(1.00)

Redemption Fees	—	—	0.00 (b)	0.00	(b)	0.00	(b)	0.00	(b)

Net Asset Value, End of Period	$8.12	$7.62	$8.27	$8.62		$8.32		$8.30

Total Investment Return(c)	6.56%	(5.98)%	1.93%	5.72%		2.51%		14.39%

Net Assets, End of Period, in Thousands	$45,867	$53,148	$90,653	$113,814		$98,729		$93,924

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.92%	3.00%	3.08%	3.09	%(d)(e)	2.81	%(d)(e)	2.86	%(d)
After expense waiver or recovery	2.99%	2.99%	3.03%	3.09	%(d)(e)	2.81	%(d)(e)	2.86	%(d)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.25)%	(0.72)%	(1.51)%	(1.71	)%(d)	(1.65	)%(d)	(1.69	)%(d)
After expense waiver or recovery	(0.32)%	(0.71)%	(1.46)%	(1.71	)%(d)	(1.65	)%(d)	(1.69	)%(d)

Portfolio turnover rate(f)	45%	105%	97%	62%		53%		57%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes interest expense of 0.01% and 0.00% for the years ended December 31, 2016 and 2015, respectively.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

70 |	LoCorr Macro Strategies Fund - Consolidated Financial Highlights - Class I

LoCorr Macro Strategies Fund - Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2019*	Year Ended December 31,
	(Unaudited)	2018	2017	2016		2015		2014

Per Share
Net asset value, beginning of period	$8.07	$8.77	$9.01	$8.62		$8.57		$8.34

Income (loss) from investment operations:
Net investment income (loss)(a)	0.03	0.02	(0.04)	(0.07)		(0.06)		(0.06)
Net realized and unrealized gain (loss)	0.54	(0.47)	0.32	0.64		0.38		1.36
Total from Investment Operations	0.57	(0.45)	0.28	0.57		0.32		1.30

Distributions From Earnings:
Net investment income	—	(0.12)	—	0.00	(b)	(0.27)		(1.06)
Net realized gains	—	(0.13)	(0.52)	(0.18)		—		(0.01)
Total Distributions	—	(0.25)	(0.52)	(0.18)		(0.27)		(1.07)

Redemption Fees	—	—	0.00 (b)	0.00	(b)	0.00	(b)	0.00	(b)

Net Asset Value, End of Period	$8.64	$8.07	$8.77	$9.01		$8.62		$8.57

Total Investment Return	7.19%	(5.08)%	3.07%	6.57%		3.72%		15.56%

Net Assets, End of Period, in Thousands	$510,282	$445,858	$605,983	$471,002		$192,309		$190,052

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.92%	2.00%	2.08%	2.09	%(c)(d)	1.81	%(c)(d)	1.86	%(c)
After expense waiver or recovery	1.99%	1.99%	2.03%	2.09	%(c)(d)	1.81	%(c)(d)	1.86	%(c)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	0.75%	0.28%	(0.51)%	(0.71	)%(c)	(0.65	)%(c)	(0.69	)%(c)
After expense waiver or recovery	0.68%	0.29%	(0.46)%	(0.71	)%(c)	(0.65	)%(c)	(0.69	)%(c)

Portfolio turnover rate(e)	45%	105%	97%	62%		53%		57%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Ratios do not include the income and expenses of the CTAs included in the swap.
(d)	Includes interest expense of 0.01% and 0.00% for the years ended December 31, 2016 and 2015, respectively.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class A	| 71

LoCorr Long/Short Commodities Strategy Fund - Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2019*	Year Ended December 31,
	(Unaudited)	2018	2017	2016		2015		2014

Per Share
Net asset value, beginning of period	$9.90	$9.71	$9.17	$9.72		$8.54		$7.67

Income (loss) from investment operations:
Net investment income (loss)(a)	0.03	0.02	(0.04)	(0.10)		(0.13)		(0.14)
Net realized and unrealized gain (loss)	(0.04)	1.39	0.58	(0.18)		2.02		1.85
Total from Investment Operations	(0.01)	1.41	0.54	(0.28)		1.89		1.71

Distributions From Earnings:
Net investment income	—	(1.22)	0.00 (b)	(0.27)		(0.71)		(0.84)
Total Distributions	—	(1.22)	0.00	(0.27)		(0.71)		(0.84)

Redemption Fees	—	—	0.00 (b)	0.00	(b)	0.00	(b)	0.00	(b)

Net Asset Value, End of Period	$9.89	$9.90	$9.71	$9.17		$9.72		$8.54

Total Investment Return(c)	(0.10)%	15.05%	5.91%	(2.98)%		22.34%		22.07%

Net Assets, End of Period, in Thousands	$63,021	$68,719	$25,575	$34,860		$24,425		$43,345

Ratio/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.06%	2.16%	2.28%	2.22	%(e)	2.59	%(e)	3.01	%(e)
After expense waiver or recovery	2.13%	2.20%	2.20%	2.20	%(e)	2.20	%(e)	2.20	%(e)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	0.70%	0.22%	(0.52)%	(0.99)%		(1.79)%		(2.39)%
After expense waiver or recovery	0.63%	0.18%	(0.44)%	(0.97)%		(1.40)%		(1.58)%

Portfolio turnover rate(f)	48%	92%	74%	105%		164%		55%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes interest expense of 0.01% and 0.00% for the years ended December 31, 2016 and 2015, respectively.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

72 |	LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class C

LoCorr Long/Short Commodities Strategy Fund - Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2019*	Year Ended December 31,
	(Unaudited)	2018	2017	2016		2015		2014

Per Share
Net asset value, beginning of period	$9.55	$9.41	$8.95	$9.51		$8.36		$7.54

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.01)	(0.06)	(0.11)	(0.17)		(0.19)		(0.20)
Net realized and unrealized gain (loss)	(0.04)	1.35	0.57	(0.18)		1.96		1.80
Total from Investment Operations	(0.05)	1.29	0.46	(0.35)		1.77		1.60

Distributions From Earnings:
Net investment income	—	(1.15)	0.00 (b)	(0.21)		(0.62)		(0.78)
Total Distributions	—	(1.15)	0.00	(0.21)		(0.62)		(0.78)

Redemption Fees	—	—	0.00 (b)	0.00	(b)	—		—

Net Asset Value, End of Period	$9.50	$9.55	$9.41	$8.95		$9.51		$8.36

Total Investment Return(c)	(0.52)%	14.20%	5.17%	(3.72)%		21.39%		21.01%

Net Assets, End of Period, in Thousands	$7,489	$6,503	$4,737	$7,383		$4,330		$2,983

Ratio/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.81%	2.91%	3.03%	2.97	%(e)	3.34	%(e)	3.76	%(e)
After expense waiver or recovery	2.88%	2.95%	2.95%	2.95	%(e)	2.95	%(e)	2.95	%(e)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.05)%	(0.53)%	(1.27)%	(1.74)%		(2.54)%		(3.14)%
After expense waiver or recovery	(0.12)%	(0.57)%	(1.19)%	(1.72)%		(2.15)%		(2.33)%

Portfolio turnover rate(f)	48%	92%	74%	105%		164%		55%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes interest expense on line of credit of 0.00%, 0.00% and 0.00% for the years ended December 31, 2016, 2015 and 2014, respectively.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class I	| 73

LoCorr Long/Short Commodities Strategy Fund - Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2019*	Year Ended December 31,
	(Unaudited)	2018	2017	2016		2015		2014

Per Share
Net asset value, beginning of period	$10.03	$9.81	$9.24	$9.79		$8.59		$7.70

Income (loss) from investment operations:
Net investment income (loss)(a)	0.04	0.05	(0.02)	(0.07)		(0.11)		(0.12)
Net realized and unrealized gain (loss)	(0.04)	1.41	0.59	(0.18)		2.03		1.86
Total from Investment Operations	0.00	1.46	0.57	(0.25)		1.92		1.74

Distributions From Earnings:
Net investment income	—	(1.24)	0.00 (b)	(0.30)		(0.72)		(0.85)
Total Distributions	—	(1.24)	0.00	(0.30)		(0.72)		(0.85)

Redemption Fees	—	—	0.00 (b)	0.00	(b)	0.00	(b)	0.00	(b)

Net Asset Value, End of Period	$10.03	$10.03	$9.81	$9.24		$9.79		$8.59

Total Investment Return	0.00%	15.40%	6.19%	(2.67)%		22.61%		22.36%

Net Assets, End of Period, in Thousands	$249,633	$181,804	$52,935	$81,204		$31,166		$12,825

Ratio/Supplemental Data:(c)
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.81%	1.91%	2.03%	1.97	%(d)	2.34	%(d)	2.76	%(d)
After expense waiver or recovery	1.88%	1.95%	1.95%	1.95	%(d)	1.95	%(d)	1.95	%(d)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	0.95%	0.47%	(0.27)%	(0.74)%		(1.54)%		(2.14)%
After expense waiver or recovery	0.88%	0.43%	(0.19)%	(0.72)%		(1.15)%		(1.33)%

Portfolio turnover rate(e)	48%	92%	74%	105%		164%		55%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Ratios do not include the income and expenses of the CTAs included in the swap.
(d)	Includes interest expense on line of credit of 0.00%, 0.00% and 0.00% for the years ended December 31, 2016, 2015 and 2014, respectively.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

74 |	LoCorr Market Trend Fund - Consolidated Financial Highlights - Class A

LoCorr Market Trend Fund - Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2019*	Year Ended December 31,					Period from July 1, 2014 (commencement of operations) through
	(Unaudited)	2018	2017	2016		2015	December 31, 2014*

Per Share
Net asset value, beginning of period	$9.52	$11.03	$10.65	$12.00		$11.44	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.01	(0.03)	(0.10)	(0.15)		(0.19)	(0.12)
Net realized and unrealized gain (loss)	1.12	(1.48)	0.48	(1.01)		0.84 (b)	1.99
Total from Investment Operations	1.13	(1.51)	0.38	(1.16)		0.65	1.87

Distributions From Earnings:
Net investment income	—	—	—	(0.19)		(0.07)	(0.25)
Net realized gains	—	—	—	—		(0.02)	(0.18)
Total Distributions	—	—	—	(0.19)		(0.09)	(0.43)

Redemption Fees	—	—	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

Net Asset Value, End of Period	$10.65	$9.52	$11.03	$10.65		$12.00	$11.44

Total Investment Return(d)	11.87%	(13.69)%	3.57%	(9.71)%		5.68%	18.74%

Net Assets, End of Period, in Thousands	$20,997	$32,082	$61,557	$133,146		$110,324	$13,337

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.10%	1.99%	2.00%	2.02	%(e)	2.03%	3.64%
After expense waiver or recovery	2.10%	1.99%	2.00%	2.02	%(e)	2.06%	2.20%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	0.21%	(0.24)%	(0.97)%	(1.24)%		(1.49)%	(3.48)%
After expense waiver or recovery	0.21%	(0.24)%	(0.97)%	(1.24)%		(1.52)%	(2.04)%

Portfolio turnover rate(f)	40%	91%	85%	83%		27%	6%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s consolidated statement of operations due to share transactions for the period.
(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)	Includes 0.00% of interest expense for the year ended December 31, 2016.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Financial Highlights - Class C	| 75

LoCorr Market Trend Fund - Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2019*	Year Ended December 31,					Period from July 1, 2014 (commencement of operations) through
	(Unaudited)	2018	2017	2016		2015	December 31, 2014*

Per Share
Net asset value, beginning of period	$9.28	$10.83	$10.53	$11.92		$11.41	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.03)	(0.10)	(0.18)	(0.23)		(0.28)	(0.16)
Net realized and unrealized gain (loss)	1.08	(1.45)	0.48	(1.01)		0.84 (b)	1.99
Total from Investment Operations	1.05	(1.55)	0.30	(1.24)		0.56	1.83

Distributions From Earnings:
Net investment income	—	—	—	(0.15)		(0.03)	(0.24)
Net realized gains	—	—	—	—		(0.02)	(0.18)
Total Distributions	—	—	—	(0.15)		(0.05)	(0.42)

Redemption Fees	—	—	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

Net Asset Value, End of Period	$10.33	$9.28	$10.83	$10.53		$11.92	$11.41

Total Investment Return(d)	11.42%	(14.31)%	2.85%	(10.45)%		4.90%	18.29%

Net Assets, End of Period, in Thousands	$17,959	$23,417	$43,772	$89,454		$94,707	$6,949

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.85%	2.74%	2.75%	2.77	%(e)	2.78%	4.39%
After expense waiver or recovery	2.85%	2.74%	2.75%	2.77	%(e)	2.81%	2.95%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.54)%	(0.99)%	(1.72)%	(1.99)%		(2.24)%	(4.23)%
After expense waiver or recovery	(0.54)%	(0.99)%	(1.72)%	(1.99)%		(2.27)%	(2.79)%

Portfolio turnover rate(f)	40%	91%	85%	83%		27%	6%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s consolidated statement of operations due to share transactions for the period.
(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)	Includes 0.00% of interest expense for the year ended December 31, 2016.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

76 |	LoCorr Market Trend Fund - Consolidated Financial Highlights - Class I

LoCorr Market Trend Fund - Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2019*	Year Ended December 31,					Period from July 1, 2014 (commencement of operations) through
	(Unaudited)	2018	2017	2016		2015	December 31, 2014*

Per Share
Net asset value, beginning of period	$9.60	$11.09	$10.68	$12.02		$11.45	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.02	0.00 (c)	(0.08)	(0.12)		(0.16)	(0.10)
Net realized and unrealized gain (loss)	1.12	(1.49)	0.49	(1.02)		0.84 (b)	1.99
Total from Investment Operations	1.14	(1.49)	0.41	(1.14)		0.68	1.89

Distributions From Earnings:
Net investment income	—	—	—	(0.20)		(0.09)	(0.26)
Net realized gains	—	—	—	—		(0.02)	(0.18)
Total Distributions	—	—	—	(0.20)		(0.11)	(0.44)

Redemption Fees	—	—	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

Net Asset Value, End of Period	$10.74	$9.60	$11.09	$10.68		$12.02	$11.45

Total Investment Return	11.88%	(13.44)%	3.84%	(9.49)%		5.96%	18.88%

Net Assets, End of Period, in Thousands	$223,169	$287,702	$561,372	$797,845		$695,987	$40,192

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.85%	1.74%	1.75%	1.77	%(d)	1.78%	3.39%
After expense waiver or recovery	1.85%	1.74%	1.75%	1.77	%(d)	1.81%	1.95%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	0.46%	0.01%	(0.72)%	(0.99)%		(1.24)%	(3.23)%
After expense waiver or recovery	0.46%	0.01%	(0.72)%	(0.99)%		(1.27)%	(1.79)%

Portfolio turnover rate(e)	40%	91%	85%	83%		27%	6%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s consolidated statement of operations due to share transactions for the period.
(c)	Amount represents less than $0.005 per share.
(d)	Includes 0.00% of interest expense for the year ended December 31, 2016.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Dynamic Equity Fund - Financial Highlights - Class A	| 77

LoCorr Dynamic Equity Fund - Class A

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2019*	Year Ended December 31,
	(Unaudited)	2018	2017	2016	2015	2014

Per Share
Net asset value, beginning of period	$9.92	$11.82	$12.06	$9.64	$9.80	$11.48

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.08)	(0.25)	(0.30)	(0.32)	(0.27)	(0.22)
Net realized and unrealized gain (loss)	1.41	(1.26)	0.59	2.74	0.11	(1.42)
Total from Investment Operations	1.33	(1.51)	0.29	2.42	(0.16)	(1.64)

Distributions From Earnings:
Net realized gains	—	(0.39)	(0.53)	—	—	(0.04)
Total Distributions	—	(0.39)	(0.53)	—	–	(0.04)

Redemption Fees	—	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

Net Asset Value, End of Period	$11.25	$9.92	$11.82	$12.06	$9.64	$9.80

Total Investment Return(c)	13.52%	(12.87)%	2.38%	25.10%	(1.53)%	(14.37)%

Net Assets, End of Period, in Thousands	$7,847	$8,473	$19,962	$28,243	$12,446	$17,174

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	3.70%	3.40%	3.42%	3.74%	3.72%	3.55%
After expense waiver or recovery	3.01%	3.21%	3.35%	3.49%	3.35%	3.30%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	2.93%	3.20%	3.22%	3.40%	3.52%	3.40%
After expense waiver or recovery	2.24%	3.01%	3.15%	3.15%	3.15%	3.15%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(2.16)%	(2.39)%	(2.61)%	(3.23)%	(3.06)%	(2.41)%
After expense waiver or recovery	(1.47)%	(2.20)%	(2.54)%	(2.98)%	(2.69)%	(2.16)%

Portfolio turnover rate(d)	164%	449%	363%	343%	269%	256%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

78 |	LoCorr Dynamic Equity Fund - Financial Highlights - Class C

LoCorr Dynamic Equity Fund - Class C

Financial Highlights

 Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2019*	Year Ended December 31,
	(Unaudited)	2018	2017	2016	2015	2014

Per Share
Net asset value, beginning of period	$9.47	$11.39	$11.73	$9.45	$9.67	$11.42

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.11)	(0.32)	(0.38)	(0.38)	(0.33)	(0.29)
Net realized and unrealized gain (loss)	1.34	(1.21)	0.57	2.66	0.11	(1.42)
Total from Investment Operations	1.23	(1.53)	0.19	2.28	(0.22)	(1.71)

Distributions From Earnings:
Net realized gains	—	(0.39)	(0.53)	—	—	(0.04)
Total Distributions	—	(0.39)	(0.53)	—	—	(0.04)

Redemption Fees	—	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

Net Asset Value, End of Period	$10.70	$9.47	$11.39	$11.73	$9.45	$9.67

Total Investment Return(c)	12.99%	(13.45)%	1.59%	24.13%	(2.28)%	(14.98)%

Net Assets, End of Period, in Thousands	$4,547	$5,255	$11,084	$11,218	$7,837	$12,158

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	4.45%	4.15%	4.17%	4.49%	4.47%	4.30%
After expense waiver or recovery	3.76%	3.96%	4.10%	4.24%	4.10%	4.05%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	3.68%	3.95%	3.97%	4.15%	4.27%	4.15%
After expense waiver or recovery	2.99%	3.76%	3.90%	3.90%	3.90%	3.90%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(2.91)%	(3.14)%	(3.36)%	(3.98)%	(3.81)%	(3.16)%
After expense waiver or recovery	(2.22)%	(2.95)%	(3.29)%	(3.73)%	(3.44)%	(2.91)%

Portfolio turnover rate(d)	164%	449%	363%	343%	269%	256%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund - Financial Highlights - Class I	| 79

LoCorr Dynamic Equity Fund - Class I

Financial Highlights

 Selected Data and Ratios (for a share outstanding throughout the year)

	Six Months Ended June 30, 2019*	Year Ended December 31,
	(Unaudited)	2018	2017	2016	2015	2014

Per Share
Net asset value, beginning of period	$10.07	$11.96	$12.17	$9.71	$9.84	$11.50

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.07)	(0.23)	(0.28)	(0.30)	(0.24)	(0.20)
Net realized and unrealized gain (loss)	1.44	(1.27)	0.60	2.76	0.11	(1.42)
Total from Investment Operations	1.37	(1.50)	0.32	2.46	(0.13)	(1.62)

Distributions From Earnings:
Net realized gains	—	(0.39)	(0.53)	—	—	(0.04)
Total Distributions	—	(0.39)	(0.53)	—	—	(0.04)

Redemption Fees	—	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

Net Asset Value, End of Period	$11.44	$10.07	$11.96	$12.17	$9.71	$9.84

Total Investment Return	13.60%	(12.55)%	2.60%	25.33%	(1.22)%	(14.18)%

Net Assets, End of Period, in Thousands	$15,002	$16,545	$32,781	$44,816	$9,990	$12,304

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	3.45%	3.15%	3.17%	3.49%	3.47%	3.30%
After expense waiver or recovery	2.76%	2.96%	3.10%	3.24%	3.10%	3.05%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	2.68%	2.95%	2.97%	3.15%	3.27%	3.15%
After expense waiver or recovery	1.99%	2.76%	2.90%	2.90%	2.90%	2.90%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(1.91)%	(2.14)%	(2.36)%	(2.98)%	(2.81)%	(2.16)%
After expense waiver or recovery	(1.22)%	(1.95)%	(2.29)%	(2.73)%	(2.44)%	(1.91)%

Portfolio turnover rate(c)	164%	449%	363%	343%	269%	256%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

80 |	LoCorr Spectrum Income Fund - Financial Highlights - Class A

LoCorr Spectrum Income Fund - Class A

Financial Highlights

 Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2019*		Year Ended December 31,
	(Unaudited)		2018	2017	2016	2015		2014

Per Share
Net asset value, beginning of period	$6.26		$7.39	$7.70	$7.78	$8.97		$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.09		0.22	0.17	0.29	0.38		0.41
Net realized and unrealized gain (loss)	0.78		(0.78)	0.09	0.20	(1.00)		(0.91)
Total from Investment Operations	0.87		(0.56)	0.26	0.49	(0.62)		(0.50)

Distributions From Earnings:
Net investment income	(0.27)		(0.26)	(0.15)	(0.37)	(0.39)		(0.36)
Return of capital	—		(0.31)	(0.42)	(0.20)	(0.18)		(0.17)
Total Distributions	(0.27)		(0.57)	(0.57)	(0.57)	(0.57)		(0.53)

Redemption Fees(b)	0.00		0.00	0.00	0.00	0.00		0.00

Net Asset Value, End of Period	$6.86		$6.26	$7.39	$7.70	$7.78		$8.97

Total Investment Return(c)	13.94%		(8.22)%	3.50%	6.64%	(7.36)%		(5.45)%

Net Assets, End of Period, in Thousands	$26,037		$22,610	$29,970	$33,032	$36,957		$37,425

Ratio/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.03	%(e)	1.98%	1.95%	2.02%	1.99	%(f)	2.28	%(f)
After expense waiver or recovery	2.03	%(e)	1.98%	1.99%	2.05%	2.05	%(f)	2.05	%(f)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	2.75%		3.01%	2.27%	3.81%	4.41%		3.88%
After expense waiver or recovery	2.75%		3.01%	2.23%	3.78%	4.35%		4.11%

Portfolio turnover rate(g)	50%		82%	84%	92%	54%		43%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(e)	Includes 0.00% of interest expense for the period ended June 30, 2019.
(f)	Includes interest expense on line of credit of 0.00% and 0.00% for the years ended December 31, 2015 and 2014, respectively.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Financial Highlights - Class C	| 81

LoCorr Spectrum Income Fund - Class C

Financial Highlights

 Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2019*		Year Ended December 31,,
	(Unaudited)		2018	2017	2016	2015		2014

Per Share
Net asset value, beginning of period	$6.31		$7.42	$7.72	$7.78	$8.96		$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.07		0.16	0.11	0.23	0.32		0.33
Net realized and unrealized gain (loss)	0.79		(0.77)	0.09	0.21	(1.00)		(0.91)
Total from Investment Operations	0.86		(0.61)	0.20	0.44	(0.68)		(0.58)

Distributions From Earnings:
Net investment income	(0.24)		(0.23)	(0.13)	(0.33)	(0.34)		(0.31)
Return of capital	—		(0.27)	(0.37)	(0.17)	(0.16)		(0.15)
Total Distributions	(0.24)		(0.50)	(0.50)	(0.50)	(0.50)		(0.46)

Redemption Fees(b)	0.00		0.00	0.00	0.00	0.00		0.00

Net Asset Value, End of Period	$6.93		$6.31	$7.42	$7.72	$7.78		$8.96

Total Investment Return(c)	13.62%		(8.85)%	2.62%	5.88%	(8.05)%		(6.19)%

Net Assets, End of Period, in Thousands	$19,425		$18,092	$23,511	$25,898	$27,817		$25,210

Ratio/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.78	%(e)	2.73%	2.70%	2.77%	2.74	%(f)	3.03	%(f)
After expense waiver or recovery	2.78	%(e)	2.73%	2.74%	2.80%	2.80	%(f)	2.80	%(f)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	2.00%		2.26%	1.52%	3.06%	3.66%		3.13%
After expense waiver or recovery	2.00%		2.26%	1.48%	3.03%	3.60%		3.36%

Portfolio turnover rate(g)	50%		82%	84%	92%	54%		43%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(e)	Includes 0.00% of interest expense for the period ended June 30, 2019.
(f)	Includes interest expense on line of credit of 0.00% and 0.00% for the years ended December 31, 2015 and 2014, respectively.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

82 |	LoCorr Spectrum Income Fund - Financial Highlights - Class I

LoCorr Spectrum Income Fund - Class I

Financial Highlights

 Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2019*		Year Ended December 31,
	(Unaudited)		2018	2017	2016	2015		2014

Per Share
Net asset value, beginning of period	$6.25		$7.38	$7.69	$7.78	$8.97		$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.10		0.24	0.19	0.31	0.41		0.43
Net realized and unrealized gain (loss)	0.78		(0.77)	0.10	0.20	(1.00)		(0.91)
Total from Investment Operations	0.88		(0.53)	0.29	0.51	(0.59)		(0.48)

Distributions From Earnings:
Net investment income	(0.28)		(0.27)	(0.16)	(0.39)	(0.41)		(0.38)
Return of capital	–		(0.33)	(0.44)	(0.21)	(0.19)		(0.17)
Total Distributions	(0.28)		(0.60)	(0.60)	(0.60)	(0.60)		(0.55)

Redemption Fees	–		0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)	0.00	(b)

Net Asset Value, End of Period	$6.85		$6.25	$7.38	$7.69	$7.78		$8.97

Total Investment Return	14.15%		(7.91)%	3.85%	6.85%	(7.10)%		(5.23)%

Net Assets, End of Period, in Thousands	$30,756		$27,618	$43,032	$46,838	$28,292		$31,428

Ratio/Supplemental Data:(c)
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.78	%(d)	1.73%	1.70%	1.77%	1.74	%(e)	2.03	%(e)
After expense waiver or recovery	1.78	%(d)	1.73%	1.74%	1.80%	1.80	%(e)	1.80	%(e)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	3.00%		3.26%	2.52%	4.06%	4.66%		4.13%
After expense waiver or recovery	3.00%		3.26%	2.48%	4.03%	4.60%		4.36%

Portfolio turnover rate(f)	50%		82%	84%	92%	54%		43%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(d)	Includes 0.00% of interest expense for the period ended June 30, 2019.
(e)	Includes interest expense on line of credit of 0.00% and 0.00% for the years ended December 31, 2015 and 2014, respectively.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
          Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements
| 83

LoCorr Investment Trust

Notes
June 30, 2019 (Unaudited)

1. Organization

LoCorr Investment Trust (the “Trust”), an Ohio business trust, was formed on November 15, 2010 and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies. The LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund (individually a “Fund” and collectively the “Funds”) are series within the Trust. The Funds are each diversified funds.

The LoCorr Macro Strategies Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

The LoCorr Long/Short Commodities Strategy Fund’s primary investment objective is capital appreciation in rising and falling commodities markets with managing volatility as a secondary objective.

The LoCorr Market Trend Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

The LoCorr Dynamic Equity Fund’s primary investment objective is long-term capital appreciation with reduced volatility compared to traditional broad-based equity market indices as a secondary objective.

The LoCorr Spectrum Income Fund’s primary investment objective is current income with capital appreciation as a secondary objective.
Wholly-owned and Controlled Subsidiaries

In order to achieve their investment objectives, the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund each invest up to 25% of their total assets (measured at the time of purchase) in wholly-owned subsidiaries, LCMFS Fund Limited (“LCMFS”), LCLSCS Fund Limited (“LCLSCS”) and LCMT Fund Limited (“LCMT”), respectively; each company is incorporated under the laws of the Cayman Islands. LCMFS, LCLSCS and LCMT act as investment vehicles in order to enter into certain investments for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund, respectively, consistent with their investment objectives and policies specified in the Prospectuses and Statement of Additional Information.

At June 30, 2019, investments in LCMFS, LCLSCS and LCMT represented 1.30%, 19.11% and 3.18% of the total net assets of LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund, respectively. See Note 2.

The consolidated financial statements of the LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund each include the investment activity and financial statements of LCMFS, LCLSCS and LCMT, respectively. All intercompany accounts and transactions have been eliminated in consolidation. Because each Fund may invest a substantial portion of its assets in its respective subsidiary, the Fund may be considered to be investing indirectly in some of those investments through its subsidiary. For that reason, references to the Fund may also encompass its subsidiary. The subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund when viewed on a consolidated basis. Each Fund and its subsidiary are a “commodity pool” under the U.S. Commodity Exchange Act and LoCorr Fund Management, LLC (the “Adviser” or “Management”) is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to each Fund and its respective subsidiary under CFTC and the U.S. Securities and Exchange Commission (the “SEC”) harmonized regulations.

At June 30, 2019, the only investment held by LCLSCS is a swap contract, for which the notional amount was $292,945,098. At June 30, 2019, LCLSCS reported unrealized depreciation on the swap contract of $2,466,015. In addition, LCLSCS holds cash and cash equivalents as collateral on the swap contract. At June 30, 2019, investments held by LCMFS and LCMT include open futures contracts and other investments intended to serve as margin or collateral for futures positions. At June 30, 2019, LCMFS held long open futures contracts with a total notional amount of $101,078,777 and net unrealized appreciation of $1,484,999 and short open futures contracts with a total notional amount of $129,022,342 and net unrealized appreciation of $192,753. At June 30, 2019, LCMT held long open futures contracts with a total notional amount of $62,233,792 and net unrealized appreciation of $2,326,603 and short open futures contracts with a total notional amount of $118,274,961 and net unrealized appreciation of $132,134.

Share Classes

The Funds currently offer three classes of shares: Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) Class A shares have a maximum front end sales load of 5.75% and maximum deferred sales charge of 1.00% and Class C shares have a maximum deferred sales charge of 1.00%, (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; (iii) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable and (iv) each class will have exclusive voting rights with respect to matters relating to its own distribution arrangements.

84 |
LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

All classes with respect to the LoCorr Spectrum Income Fund are subject to a 2.00% redemption fee on redemptions made within 60 days of the original purchase. As of May 1, 2017, none of the other Funds are subject to a redemption fee.

The following table presents the class-specific commencement of operations dates for each of the Funds:

Commencement of Operations
	Class A	Class C	Class I
LoCorr Macro Strategies Fund	March 22, 2011	March 24, 2011	March 24, 2011
LoCorr Long/Short Commodities Strategy Fund	January 1, 2012	January 1, 2012	January 1, 2012
LoCorr Dynamic Equity Fund	May 10, 2013	May 10, 2013	May 10, 2013
LoCorr Spectrum Income Fund	January 1, 2014	January 1, 2014	January 1, 2014
LoCorr Market Trend Fund	July 1, 2014	July 1, 2014	July 1, 2014

The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges, except as to class-specific rights and privileges described above.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Investment Valuation

The Funds follow fair valuation accounting standards in accordance with GAAP, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in three broad levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2- Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3- Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

Generally, the Funds’ investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ investments. In addition, market prices for foreign investments are not determined at the same time of day as the net asset value (“NAV”) for the Funds. Because the Funds may invest in portfolio investments primarily listed on foreign exchanges and these exchanges may trade on weekends or other days when the Funds do not price their shares, the value of some of the Funds’ portfolio investments may change on days when you may not be able to buy or sell the Funds’ shares. In computing the NAV, the Funds value foreign investments held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the New York Stock Exchange. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in the Funds’ portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Funds price their shares, the investment will be valued at fair value.

American Depositary Receipts

The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. ADRs are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Equity Securities

Equity securities, including common stocks, preferred stocks, securities convertible into common stocks such as convertible bonds, warrants, rights, options, master limited partnership (“MLP”) interests, real estate investment trusts (“REITs”), business development companies (“BDCs”) and royalty trusts are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. MLP interests are limited partnerships, the interests in which (known as “units”) typically trade publicly, like stock. MLPs are also called publicly traded partnerships and public limited partnerships. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Equity securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
| 85

Exchange Traded Funds

The Funds may invest in Exchange Traded Funds (“ETFs”). They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, usability for hedging, the ability to go long and short, and (for some ETFs) the provision of periodic distributions. Additionally, some ETFs are unit investment trusts (“UITs”), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of shares, typically 25,000 or 50,000, for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETF shares may trade at a premium or discount to NAV per share. ETFs share many similar risks with open-end and closed-end funds. ETFs are generally categorized in Level 1 of the fair value hierarchy.

The Funds may invest in ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Funds by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability, or diplomatic developments that could affect assets of the Funds held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

Fixed Income Securities

Fixed income securities and certificates of deposit with maturities more than 60 days when acquired generally are valued using an evaluated price supplied by an independent pricing service. Inputs used by the pricing service for U.S. government and treasury securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker dealer quotes, yields, bids, offers and reference data. Agency issued debt securities, foreign issued bonds and municipal bonds are generally valued in a manner similar to U.S. government securities. Evaluations for corporate bonds are typically based on valuation methodologies such as market pricing and other analytical pricing models as well as market transactions and dealer quotations based on observable inputs. Fixed income securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

The fair value of asset backed securities and mortgage backed securities is estimated on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Additional inputs such as creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuance may also be considered in the development of fair value. Asset backed and mortgage backed securities are generally categorized in Level 2 of the fair value hierarchy.

Short-term investments in fixed income securities and certificates of deposit with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using an amortized cost method of valuation, and are generally categorized in Level 2.

Investment Companies

With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies, including money market funds, registered under the 1940 Act, the Funds’ NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Funds generally will purchase shares of closed-end investment companies only in the secondary market. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long- term appreciation, which is sought by many closed-end investment companies, as well as to the fact that the shares of closed-end investment companies are not redeemable by the holder upon demand to the issuer at the next determined NAV but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end investment company shares also may contribute to such shares trading at a discount to their NAV. Closed-end investment companies are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Financial Derivative Instruments

Financial derivative instruments, such as forward currency contracts, futures contracts or swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker- dealer quotations or a pricing service at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.

86 |
LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Forward currency contracts represent the purchase or sale of a specific quantity of a foreign currency at the current or spot price, with delivery and settlement at a specified future date. Forward currency contracts are presented at fair value using spot currency rates and are adjusted for the time value of money (forward points) and contractual prices of the underlying financial instruments. Forward currency contracts are generally categorized in Level 2.

Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1.

Total return swap contracts are stated at fair value daily based on the fair value of the underlying futures, forward currency and foreign currency contracts constituting the contract’s stated index, taking into account any fees and expenses associated with the swap agreement. Total return swap contracts are generally categorized in Level 2.

Fair Value Pricing

If market quotations are not readily available, investments will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used.

In these cases, a Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

Fair value determinations are required for the following securities:

●
securities for which market quotations are not readily available at the valuation time on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

●	securities determined to be illiquid in accordance with the Trust’s Liquidity Procedures; and

●
securities with respect to which an event that will affect the value thereof has occurred subsequent to the determination by the Adviser/ relevant Sub-Adviser of the closing prices reported on the principal exchange on which the securities are traded, but prior to the relevant Fund’s calculation of its NAV.

●
For any open-end mutual funds that do not provide timely NAV information, the Adviser/relevant Sub-Adviser shall evaluate those ‘similar’ funds and determine which are most appropriate based on funds having similar benchmarks or similar objectives. The Adviser/relevant Sub-Adviser shall then calculate the NAV percentage move of those ‘similar’ funds for the day to create an aggregate average percentage move, which it shall use to calculate the price movement for the day of the Fund at issue. For closed-end funds, the aforementioned practice shall be utilized, in addition to monitoring secondary market activity during the day.

Performing Fair Value Pricing

The Adviser considers all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods that are in accord with this principle may, for example, be based on:

●	a multiple of earnings;

●	a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or

●	yield to maturity with respect to debt issues, or a combination of these and other methods.

Fair value determinations are not based on what the Adviser believes that a buyer may pay at a later time, such as when market conditions change or when the market ultimately recognizes a security’s true value as perceived by the Adviser. Similarly, bonds and other instruments may not be fair valued at par based on the expectation that the Funds will hold the investment until maturity.

Some of the general factors that the Adviser considers in determining a valuation method for an individual issue of securities include, but shall not be limited to:

●	the fundamental analytical data relating to the investment;

●	the nature and duration of restrictions (if any) on disposition of the securities;

●	evaluation of the forces that influence the market in which these securities are purchased or sold;

●	changes in interest rates;

●	government (domestic or foreign) actions or pronouncements; and

●	other news events.

With respect to securities traded on foreign markets, the Adviser considers the value of foreign securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity and the trading prices of financial products that are tied to baskets of foreign securities, such as WEBS.

Among the more specific factors that the Funds’ Adviser considers (if applicable) in determining a valuation method for an individual issue of securities are:

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
          Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
| 87

●	type of security;

●	financial statements of the issuer;

●	cost at date of purchase;

●	size of holding;

●	discount from market value of unrestricted securities of the same class at time of purchase;

●	special reports prepared by analysts;

●	information as to any transactions or offers with respect to the security;

●	existence of merger proposals or tender offers affecting the securities;

●	price and extent of public trading in similar securities of the issuer or comparable companies; and

●	other relevant matters.

As a general matter, the Funds’ Adviser will value the portfolio security or other asset primarily by reference to the public market if there is a public market for securities of the same class or similar securities; primarily by reference to private transactions if public market reference is not available and private transaction reports are available; and primarily by use of one or more analytical methods or models if public and private market references are not available or not reliable. The Adviser will use cost only if no better method of valuation is available.

The Adviser regularly evaluates whether its pricing methodologies continue to result in values that the Funds might reasonably expect to receive upon a current sale. In order to do this, the Adviser compares its fair value prices with values that are available from other sources (if there are any). The next actual sales price of a security might be one such source. However, the next-day opening prices or next actual sales prices for a security may differ from the fair value of that security as of the time for NAV calculation, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation. Thus, discrepancies between fair values and next-day opening prices or next actual sales prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. Nonetheless, systematic comparisons of fair values to the next-day opening prices or next actual sales prices are useful to assist the Adviser with ongoing monitoring and evaluation of the appropriateness of its fair value methodologies.

The above guidance does not purport to delineate all factors that may be considered. The Adviser takes into consideration all indications of value available to it in determining the fair value assigned to a particular security.

The following table summarizes LoCorr Macro Strategies Fund’s consolidated investments and other financial instruments as of June 30, 2019:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$90,434,012	$—	$90,434,012
Corporate Bonds	—	166,163,122	—	166,163,122
Mortgage Backed Securities	—	79,669,116	—	79,669,116
U.S. Government Agency Issues	—	79,503,317	—	79,503,317
U.S. Government Notes	—	97,576,749	—	97,576,749
Short Term Investment	26,396,175	—	—	26,396,175
Total Investments	$26,396,175	$513,346,316	$—	$539,742,491

Other Financial Instruments*
Forward Currency Contracts
Purchase	$—	$5,366,738	$—	$5,366,738
Sale	—	(8,850,957)	—	(8,850,957)
Total Forward Currency Contracts	—	(3,484,219)	—	(3,484,219)
Futures Contracts
Long	11,405,806	—	—	11,405,806
Short	(238,628)	—	—	(238,628)
Total Futures Contracts	11,167,178	—	—	11,167,178
Total Other Financial Instruments	$11,167,178	$(3,484,219)	$—	$7,682,959

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.
*The fair value of the Fund’s other financial instruments represent the net unrealized appreciation (depreciation) at June 30, 2019.

The LoCorr Macro Strategies Fund did not hold any Level 3 assets during the period.

88 |
LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

The following table summarizes LoCorr Long/Short Commodities Strategy Fund’s consolidated investments and swap contracts as of June 30, 2019:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$43,370,309	$—	$43,370,309
Corporate Bonds	—	79,610,427	—	79,610,427
Foreign Government Bond	—	8,735	—	8,735
Mortgage Backed Securities	—	37,968,851	—	37,968,851
Municipal Bonds	—	45,306	—	45,306
U.S. Government Agency Issues	—	27,243,116	—	27,243,116
U.S. Government Notes	—	49,149,917	—	49,149,917
Short Term Investments	12,339,016	9,002,295	—	21,341,311
Total Investments	$12,339,016	$246,398,956	$—	$258,737,972

Swap Contracts*
Long Total Return Swap Contracts	$—	$(2,466,015)	$—	$(2,466,015)
Total Swap Contracts	$—	$(2,466,015)	$—	$(2,466,015)
See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.
*The fair value of the Fund’s investment in swap contracts represents the net unrealized depreciation at June 30, 2019.

The LoCorr Long/Short Commodities Strategy Fund did not hold any Level 3 assets during the period.

The following table summarizes LoCorr Market Trend Fund’s consolidated investments and other financial instruments as of June 30, 2019:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$45,266,325	$—	$45,266,325
Mortgage Backed Securities	—	28,594,246	—	28,594,246
Municipal Bond	—	1,111,224	—	1,111,224
U.S. Government Agency Issues	—	62,910,594	—	62,910,594
U.S. Government Notes	—	65,013,323	—	65,013,323
Short Term Investment	10,513,203	3,849,332	—	14,362,535
Total Investments	$10,513,203	$206,745,044	$—	$217,258,247

Other Financial Instruments*
Forward Currency Contracts
Purchase	$—	$103,147	$—	$103,147
Sale	—	(3,364,639)	—	(3,364,639)
Total Forward Currency Contracts	—	(3,261,492)	—	(3,261,492)
Futures Contracts
Long	14,157,941	—	—	14,157,941
Short	(27,083)	—	—	(27,083)
Total Futures Contracts	14,130,858	—	—	14,130,858
Total Other Financial Instruments	$14,130,858	$(3,261,492)	$—	$10,869,366

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.
*The fair value of the Fund’s other financial instruments represent the net unrealized appreciation (depreciation) at June 30, 2019.

The LoCorr Market Trend Fund did not hold any Level 3 assets during the period.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
| 89

The following table summarizes LoCorr Dynamic Equity Fund’s investments, securities sold short and futures contracts as of June 30, 2019:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$20,363,752	$—	$—	$20,363,752
Real Estate Investment Trusts	641,118	—	—	641,118
Short Term Investment	3,711,070	—	—	3,711,070
Total Investments	$24,715,940	$—	$—	$24,715,940

Securities Sold Short
Common Stocks	$(8,086,483)	$—	$—	$(8,086,483)
Exchange Traded Funds	(176,380)	—	—	(176,380)
Real Estate Investment Trusts	(654,052)	—	—	(654,052)
Total Securities Sold Short	$(8,916,915)	$—	$—	$(8,916,915)

Futures Contracts*
Long	$79,443	$—	$—	$79,443
Short	2,282	—	—	2,282
Total Futures Contracts	$81,725	$—	$—	$81,725

See the Fund’s schedule of investments and schedule of securities sold short for detail by industry classification.
*The fair value of the Fund’s investment in futures contracts represent the net unrealized appreciation at June 30, 2019.

The LoCorr Dynamic Equity Fund did not hold any Level 3 assets or liabilities during the period.

The following table summarizes LoCorr Spectrum Income Fund’s investments and written options as of June 30, 2019:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Business Development Companies	$5,496,953	$—	$—	$5,496,953
Closed-End Investment Companies	7,167,547	—	—	7,167,547
Common Stocks	20,726,067	—	—	20,726,067
Master Limited Partnerships	16,756,633	—	—	16,756,633
Preferred Stocks	858,096	928,021	—	1,786,117
Publicly Traded Partnerships	4,914,628	—	—	4,914,628
Purchased Put Options	242,500	—	—	242,500
Real Estate Investment Trusts	15,777,793	—	—	15,777,793
Short Term Investment	4,678,454	—	—	4,678,454
Total Investments	$76,618,671	$928,021	$—	$77,546,692

Written Options
Written Call Options	$(94,602)	$—	$—	$(94,602)
Total Written Options	$(94,602)	$—	$—	$(94,602)

See the Fund’s schedule of investments for detail by industry classification.

The LoCorr Spectrum Income Fund did not hold any Level 3 assets during the period.

Allocation of Income and Expenses

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative NAV of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses associated with a specific Fund in the Trust are charged to that Fund. Common expenses are typically allocated based upon the relative net assets of each Fund, or by other equitable means.

Deposits with Broker
Forward Currency and Futures Contracts
When trading derivative instruments, such as forward or futures contracts, a Fund is only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose the Fund to substantial gains or losses occurring from relatively small price changes in the value of the underlying instrument and can increase the volatility of the Fund’s returns. Volatility is a statistical measure of the dispersion of returns of an investment, where higher volatility generally indicates greater risk. At June 30, 2019, the LoCorr Macro Strategies Fund and the LoCorr Market Trend Fund pledged cash and cash equivalents, defined as short-term, highly liquid investments that are readily convertible to known amounts of cash, at U.S. Bank, N.A. (“U.S. Bank”) of $17,420,000 and $16,720,000, respectively, to Bank of America Merrill Lynch for each Fund’s investment in forward currency contracts.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund is required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

At June 30, 2019, the LoCorr Macro Strategies Fund and LCMFS, collectively, had $39,471,515 in cash and cash equivalents on deposit with the broker for derivative instruments which is presented on the Fund’s consolidated statement of assets and liabilities. In addition, LCMFS pledged securities with a fair value of $12,047 as collateral for derivative instruments.

At June 30, 2019, the LoCorr Market Trend Fund and LCMT, collectively, had $28,562,945 in cash and cash equivalents on deposit with the broker for derivative instruments which is presented on the Fund’s consolidated statements of assets and liabilities. In addition, LCMT pledged securities with a fair value of $364,179 as collateral for derivative instruments.

At June 30, 2019, the LoCorr Dynamic Equity Fund had $336,110 in cash and cash equivalents on deposit with the broker for futures contracts which is presented on the Fund’s statements of assets and liabilities.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker (with the exception of futures contracts traded on the London Metal Exchange (“LME”)), are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The variation margin on LME futures contracts do not settle daily, but rather settle at their respective maturity dates. At period end, the unrealized appreciation and depreciation on LME futures contracts is shown as receivable for unsettled open futures contracts and payable for unsettled open futures contracts, respectively, on the Funds’ consolidated statements of assets and liabilities. The Funds expect to earn interest income on any margin deposits.

Securities Sold Short
At June 30, 2019, the LoCorr Dynamic Equity Fund had cash on deposit with Morgan Stanley and J.P. Morgan in the amount of $6,186,674. In addition, at June 30, 2019, the LoCorr Dynamic Equity Fund pledged cash of $2,200,000 as collateral for securities sold short.

Swap Contracts
LCLSCS has a substantial portion of its assets on deposit with Deutsche Bank in connection with its trading of its swap contract. Assets deposited with Deutsche Bank in connection with the trading of the swap contract for LCLSCS are partially restricted due to deposit requirements. At June 30, 2019, the LoCorr Long/Short Commodities Strategy Fund had cash and cash equivalents on deposit with Deutsche Bank in the amount of $52,147,729, which is presented on the consolidated statements of assets and liabilities. In addition, at June 30, 2019, LCLSCS pledged securities with a fair value of $472,864 as collateral for the swap contract. Risks arise from the possible inability of the counterparty to meet the terms of its contract and may increase if the counterparty’s financial condition worsens.

Distributable Earnings and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent; reclassifications are made to the appropriate equity accounts in the period that the difference arises.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. See Note 7.

Distributions from Earnings

Shareholder transactions are recorded on trade date. Dividends from net investment income are declared and paid at least annually by the Funds. Distribution of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the periods from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to the difference in the recognition of income, expense and gain items for financial statement and tax purposes.

During the six months ended June 30, 2019, dividends for the LoCorr Spectrum Income Fund were distributed monthly. The estimated characterization of the distributions paid will be an ordinary dividend, qualified dividend or return of capital. This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions of the Fund’s investments in MLP and certain investments in REITs and royalty trusts will be comprised of return of capital as a result of the tax character of cash distributions made by each Fund’s investments. The actual characterization of the distributions made during the period is not determined until after the end of the fiscal year.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
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The tax character of distributions paid during the periods was as follows:
|          91
	Six Months Ended June 30, 2019
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital
LoCorr Spectrum Income Fund	$2,867,203	$—	$—

	Year Ended December 31, 2018
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital
LoCorr Macro Strategies Fund	$17,125,045	$—	$—
LoCorr Long/Short Commodities Strategy Fund	23,586,033	—	—
LoCorr Dynamic Equity Fund	—	1,162,325	—
LoCorr Spectrum Income Fund	2,900,053	—	3,468,877

Federal Income Taxes

The Funds intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds intend to distribute substantially all of their investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

As of and during the six months ended June 30, 2019, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by applicable tax authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as interest or other expense in the statements of operations. During the six months ended June 30, 2019, the Funds did not incur any interest or penalties.

For tax purposes, LCMFS, LCLSCS and LCMT are exempted Cayman Islands investment companies. LCMFS, LCLSCS and LCMT have each received an undertaking from the Government of the Cayman Islands exempting them from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, LCMFS, LCLSCS and LCMT are controlled foreign corporations (“CFCs”) and as such are not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of each CFC, to the extent of its earnings and profits, will be included each year in the respective Funds’ investment company taxable income.

Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Forward Currency Contracts

Gains or losses are realized when foreign currency contracts are liquidated. Any change in net unrealized gain or loss is reported in the statements of operations.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Gains or losses are realized when contracts are liquidated. Closing out an open futures contract purchase or sale is affected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

Any change in net unrealized gain or loss is reported in the statements of operations.

Indemnifications

In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Market and Credit Risks

The Funds may engage in the speculative trading of U.S. and foreign futures, forward currency and swap contracts (collectively, “derivatives”). The Funds are exposed to both market risk, which is the risk arising from changes in the fair value of the contracts and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

Purchase and sale of futures contracts requires margin deposits with the broker. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires a broker to segregate all customer transactions and assets from such broker’s proprietary activities. A customer’s cash and other property (for example, U.S. government securities) deposited with a broker are considered commingled with all other customer funds subject to the broker’s segregation requirements. In the event of a broker’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than total cash and other property deposited.

For derivatives, risks arise from changes in the fair value of the contracts. Theoretically, the Funds are exposed to a market risk equal to the notional contract value of swap, futures and forward currency contracts purchased and unlimited liability on such contracts sold short.

The Funds also engage in investing its assets in U.S. government securities. Risks arise from investments in U.S. government securities due to possible market illiquidity. U.S. government securities are also sensitive to changes in interest rates and economic conditions.

The Funds have established procedures to actively monitor market risk and minimize credit risk, although there can be no assurance that they will, in fact, succeed in doing so.

New Accounting Pronouncements and/or SEC Regulatory Updates

In August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The effective date for these disclosures was November 5, 2018. Management has adopted these amendments as currently required and these are reflected in the Funds’ financial statements and related disclosures.

In August 2018, FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU No. 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU No. 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has adopted these amendments and these are reflected in the Fund’s financial statements and related disclosures.

Options on Securities

The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Option trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
| 93

If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Security Transactions and Investment Income

Security transactions are recorded on trade date. Generally, realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities.

In accordance with the investment restrictions outlined within the Funds’ respective prospectuses, each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities may include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private investments or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid. Under guidelines adopted by the Trust’s Board, the Adviser of the Funds may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. At June 30, 2019, the Adviser deemed all of the 144A securities held in the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund to be liquid. At June 30, 2019, there were no illiquid or restricted securities held in the LoCorr Dynamic Equity Fund or the LoCorr Spectrum Income Fund.

Dividend income, less foreign taxes withheld, if any, are recorded on the ex-dividend date.

Distributions received from the investments in MLP interests, REITs, private investments, closed end funds, business development companies and royalty trusts generally are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each MLP, REIT, private investment, closed end fund, business development company or royalty trust and other industry sources. These estimates may subsequently be revised based on information received from the MLP, REIT, private investment, closed end fund, business development company or royalty trust after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds. The distributions received from the MLP, REIT, private investment, closed end fund, business development company and royalty trust securities that have been classified as income and capital gains are included in investment income and net realized gain (loss) on investments, respectively, on the statements of operations. The distributions received that are classified as return of capital reduce the cost of investments on the statements of assets and liabilities.

Interest income and expense are recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method.

Short Sales

The Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Funds are required to make a margin deposit in connection with such short sales; the Funds may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Gains or losses from closed positions of securities sold short are presented as net realized gain or loss on securities sold short on the statements of operations.

In addition, the Funds are required to pay the lender any dividends declared on short positions. Dividends declared on open short positions are recorded on ex-date and shown as an expense for financial reporting purposes. To borrow the security, the Funds also may be required to pay fees, which are shown as an expense for financial reporting purposes.

To the extent the Funds sell securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current fair value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Funds contemporaneously own, or have the right to obtain at no added cost, securities identical to those sold short. Short sales are collateralized by cash deposits with the counterparty broker and pledged securities held at the custodian, U.S. Bank. The collateral required is determined daily by reference to the fair value of the short positions.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Total Return Swap Contracts

The Funds may enter into total return swap agreements. A total return swap entered into by the Funds is a derivative contract that transfers the market risk of underlying portfolios of futures contracts, forward currency contracts and foreign currencies (considered the “index” within each total return swap contract) between counterparties. The “notional amount” of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange. The total return swaps are marked to market daily and any change is recorded in unrealized gain/loss on the consolidated statements of operations based on the value of the index on which the total return swap is referenced, as defined within the total return swap agreement between the counterparties. The composition of the index may vary based on how the underlying portfolio of futures contracts, forward currency contracts and foreign currencies is traded. A Fund’s obligation under a total return swap agreement, including any related fees, offset against amounts owed to the Fund in the case of positive performance, will be covered by designating liquid assets on the Fund’s books and records (see the consolidated statement of assets and liabilities for deposits with broker for derivative instruments). Gains or losses will be realized when the total return swap contracts are liquidated and will be presented as net realized gain or loss on swap contracts on the consolidated statements of operations. Changes in notional value and any cash holding adjustments, which represent voluntary realizations by a Fund of swap value at any point in time, are also presented as net realized gain or loss on swap contracts on the consolidated statements of operations. Further, any cash holding adjustments realized by a Fund are subject to interest charges, which are recorded as part of unrealized gain/loss on the consolidated statements of operations. A corresponding asset or liability for “advance receipt on swap contracts” or “advance payment on swap contracts,” respectively, is recorded on the consolidated statements of assets and liabilities for the gain or loss realized on changes in notional value. Total return swaps outstanding at period end, if any, are listed after the Funds’ consolidated schedules of investments.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported revenues and expenses during the reporting period. Actual results could differ from those estimates.

Warrants

The Funds may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

3. Derivative and Other Financial Instruments

The Funds may invest in derivatives such as futures, forward currency and swap contracts, in order to hedge against market movements while liquidating certain positions and buying other securities or as substitutes for securities, as well as for speculative purposes to gain exposure to such market movements.

The Funds’ market risk related to their derivatives trading is influenced by a wide variety of factors, including the level and volatility of interest rates, exchange rates, weather, supply and demand of commodities, the market value of futures and forward currency contracts, the diversification effects among the Funds’ open positions and the liquidity of the markets in which they trade. The following are the primary trading risk exposures by market sector of the Funds as encompassed in the total return swap contracts:

Agricultural. (grains, livestock and softs). The Funds’ primary exposure is to agricultural price movements which are often directly affected by severe or unexpected weather conditions.

Currencies. Exchange rate risk is a principal market exposure of the Funds. The Funds’ currency exposure is to exchange rate fluctuations, primarily fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. The fluctuations are influenced by interest rate changes as well as political and general economic conditions. The Funds trade in a large number of currencies including cross-rates- e.g., positions between two currencies other than the U.S. dollar.

Energy. The Funds’ primary energy market exposure is to gas and oil price movements, often resulting from political developments in the Middle East and economic conditions worldwide. Energy prices are volatile and substantial profits and losses have been and are expected to continue to be experienced in this market.

Interest rates. Interest rate movements directly affect the price of the sovereign bond futures positions held by the Funds and indirectly the value of its stock index currency positions. Interest rate movements in one country as well as relative interest rate movements between countries may materially impact the Funds’ profitability. The Funds’ primary interest rate exposure is to interest rate fluctuations in countries or regions including Australia, Canada, Japan, Switzerland, the United Kingdom, the United States and the Eurozone. However, the Funds also may take positions in futures contracts on the government debt of other nations. The Funds anticipate that interest rates in these industrialized countries or areas, both long-term and short-term, will remain a primary market exposure of the Funds for the foreseeable future.

Metals. The Funds’ metals market exposure is to fluctuations in the price of aluminum, copper, gold, lead, nickel, palladium, tin, silver and zinc.

Stock index. The Funds’ equity exposure, through stock index futures, is to equity price risk in the major industrialized countries as well as other countries.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial

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At June 30, 2019, the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Market Trend Fund, the LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund held derivative and other financial instruments which are not subject to a master netting arrangement. As the tables below illustrate, no positions are netted in these consolidated and non-consolidated financial statements.

LoCorr Macro Strategies Fund - June 30, 2019
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Forward currency contracts	$5,546,920	$—	$5,546,920	$—	$—	$5,546,920
Futures contracts	2,054,681	—	2,054,681	—	—	2,054,681
Total	$7,601,601	$—	$7,601,601	$—	$—	$7,601,601
Liabilities:
				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Forward currency contracts	$9,031,139	$—	$9,031,139	$—	$(9,031,139)	$—
Futures contracts	287,286	—	287,286	—	(287,286)	—
Total	$9,318,425	$—	$9,318,425	$—	$(9,318,425)	$—

LoCorr Long/Short Commodities Strategy Fund - June 30, 2019
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Swap Contracts*	$11,034,228	$—	$11,034,228	$—	$—	$11,034,228
Total	$11,034,228	$—	$11,034,228	$—	$—	$11,034,228

Liabilities:
				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Swap Contracts	$2,466,015	$—	$2,466,015	$—	$(2,466,015)	$—
Total	$2,466,015	$—	$2,466,015	$—	$(2,466,015)	$—

*Represents advance receipt on swap contracts.

LoCorr Market Trend Fund - June 30, 2019
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Forward currency contracts	$255,383	$—	$255,383	$—	$—	$255,383
Futures contracts	1,670,629	—	1,670,629	—	—	1,670,629
Total	$1,926,012	$—	$1,926,012	$—	$—	$1,926,012

Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Forward currency contracts	$3,516,875	$—	$3,516,875	$—	$(3,516,875)	$—
Futures contracts	192,056	—	192,056	—	(192,056)	—
Total	$3,708,931	$—	$3,708,931	$—	$(3,708,931)	$—

96 |

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Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

LoCorr Dynamic Equity Fund - June 30, 2019
Assets:				Gross Amounts not offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Futures contracts	$19,903	$—	$19,903	$—	$—	$19,903
Total	$19,903	$—	$19,903	$—	$—	$19,903

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ consolidated statements of assets and liabilities and consolidated statements of operations. Fair value of swap contracts are recorded in the consolidated statements of assets and liabilities as net unrealized gain on swap contracts or net unrealized loss on swap contracts and net unrealized appreciation of swap contracts or net unrealized depreciation of swap contracts.

Since the derivatives held long or short are for speculative trading purposes, the derivative instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the consolidated statements of operations.

The following table presents the fair value of consolidated derivative instruments for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Market Trend Fund and the non-consolidated derivative instruments for the LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund as of June 30, 2019 as presented on each Fund’s consolidated and non-consolidated statements of assets and liabilities:

			Net Unrealized Gain (Loss) on
	Fair Value		Open
Derivatives Not Accounted for as Hedging Instruments	Assets	Liabilities	Positions
LoCorr Macro Strategies Fund
Forward Currency Contracts(a)
Long	$5,546,723	$179,985	$5,366,738
Short	197	8,851,154	(8,850,957)
Total Forward Currency Contracts	5,546,920	9,031,139	(3,484,219)

Futures Contracts(b)
Long Contracts
Commodity	2,332,043	847,044	1,484,999
Equity	2,268,171	105,009	2,163,162
Foreign exchange	136,671	62,219	74,452
Interest rate	7,792,280	109,087	7,683,193
Total Long Contracts	12,529,165	1,123,359	11,405,806

Short Contracts
Commodity	1,298,658	1,105,905	192,753
Equity	90,936	351,874	(260,938)
Foreign exchange	—	409	(409)
Interest rate	2,559	172,593	(170,034)
Total Short Contracts	1,392,153	1,630,781	(238,628)
Total Futures Contracts	13,921,318	2,754,140	11,167,178
Total Forward Currency Contracts and Futures Contracts	$19,468,238	$11,785,279	$7,682,959

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial

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| 97

			Net Unrealized Gain (Loss) on
	Fair Value		Open
Derivatives Not Accounted for as Hedging Instruments	Assets	Liabilities	Positions
LoCorr Long/Short Commodities Strategy Fund
Long Total Return Swap Contracts
LoCorr Commodities Index	$—	$2,466,015	$(2,466,015)

LoCorr Market Trend Fund
Forward Currency Contracts(a)
Long	$255,383	$152,236	$103,147
Short	—	3,364,639	(3,364,639)
Total Forward Currency Contracts	255,383	3,516,875	(3,261,492)

Futures Contracts(b)
Long Contracts
Commodity	2,518,659	192,056	2,326,603
Equity	2,083,256	104,167	1,979,089
Foreign exchange	—	82,262	(82,262)
Interest rate	9,934,511	—	9,934,511
Total Long Contracts	14,536,426	378,485	14,157,941

Short Contracts
Commodity	1,318,639	1,186,505	132,134
Equity	30,851	190,068	(159,217)
Total Short Contracts	1,349,490	1,376,573	(27,083)
Total Futures Contracts	15,885,916	1,755,058	14,130,858
Total Forward Currency Contracts and Futures Contracts	$16,141,299	$5,271,933	$10,869,366

LoCorr Dynamic Equity Fund
Futures Contracts(b)
Long Contracts
Equity	$79,443	$—	$79,443
Total Long Contracts	79,443	—	79,443

Short Contracts
Equity	2,282	—	2,282
Total Short Contracts	2,282	—	2,282
Total Futures Contracts	$81,725	$—	$81,725

LoCorr Spectrum Income Fund
Options (c)
Purchased Options
Put Options	$242,500	$—	$(245,915)
Written Options
Call Options	—	94,602	313
Total Options	$242,500	$(94,602)	$(245,602)

(a)	Unrealized appreciation on forward currency contracts is a receivable and unrealized depreciation on forward currency contracts is a payable on the Fund’s consolidated statement of assets and liabilities.

(b)	Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s consolidated and non-consolidated schedule of open futures contracts. Only the current day variation margin for futures contracts is separately reported within the Fund’s consolidated and non-consolidated statement of assets and liabilities.

(c)	Purchased options are included within Investments at value, and written options are reported as liabilities on the Fund’s statements of assets and liabilities.

98 |

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Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

The following table presents the results of the derivative trading and information related to volume for the six months ended June 30, 2019 for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Market Trend Fund, the LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in each Fund’s consolidated and non-consolidated statement of operations.

	Gain (Loss) from Trading
Fund and Type of Derivative Instrument	Net Realized	Net Change in Unrealized
LoCorr Macro Strategies Fund
Forward Currency Contracts	$(2,735,250)	$(2,556,937)
Futures Contracts
Commodity	(13,165,105)	(2,102,421)
Equity	4,820,143	2,565,863
Foreign exchange	(464,745)	186,930
Interest rate	30,968,561	9,224,309
Total Futures Contracts	22,158,854	9,874,681
Total Forward Currency Contracts and Futures Contracts	$19,423,604	$7,317,744

LoCorr Long/Short Commodities Strategy Fund
Swap Contracts	$615,496	$(6,829,961)

LoCorr Market Trend Fund
Forward Currency Contracts	$(1,900,758)	$(755,268)
Futures Contracts
Commodity	(20,145,279)	2,281,000
Equity	4,614,462	2,647,869
Foreign exchange	(2,819)	132,513
Interest rate	25,007,055	12,958,630
Total Futures Contracts	9,473,419	18,020,012
Total Forward Currency Contracts and Futures Contracts	$7,572,661	$17,264,744

LoCorr Dynamic Equity Fund
Futures Contracts
Equity	$527,419	$81,725
Total Futures Contracts	$527,419	$81,725

LoCorr Spectrum Income Fund
Options
Purchased Options
Put Options	$42,907	$(245,915)
Written Options
Call Options	14,253	313
Total Options	$57,160	$(245,602)

The average monthly notional amount is shown as an indicator of volume. The average monthly notional amounts during the six months ended June 30, 2019 were:

	Average Notional Amount
	Long Contracts	Short Contracts
LoCorr Macro Strategies Fund
Forward Currency Contracts	$599,419,327	$854,144,192
Futures Contracts	1,935,532,467	594,060,960

LoCorr Long/Short Commodities Strategy Fund
Swap Contracts	$221,087,955	$—

LoCorr Market Trend Fund
Forward Currency Contracts	$296,856,174	$602,027,184
Futures Contracts	1,824,110,198	501,014,686

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	Average Notional Amount
	Long Contracts	Short Contracts
LoCorr Dynamic Equity Fund*
Futures Contracts	$4,680,200	$517,229

LoCorr Spectrum Income Fund**
Options	$380,600	$5,028,411

* Represents the average notional amount for the period of January 9, 2019 to June 30, 2019, when the Fund began trading futures contracts.

** Represents the average notional amount for the period of May 21, 2019 to June 30, 2019, when the Fund began trading options.

The swap contracts and the commodity-related futures contracts reported in the tables in Note 3 represent balances and activity of each Fund’s respective wholly-owned and controlled subsidiary. See Note 2.

Please refer to the Funds’ prospectuses for a full listing of risks associated with these investments.

4. Investment Transactions

The cost of security purchases and proceeds from security sales, excluding short-term investments, derivative instruments, short sales and purchases to cover short sales for the six months ended June 30, 2019 were as follows:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
LoCorr Macro Strategies Fund	$101,045,815	$40,792,981	$136,485,948	$180,772,801
LoCorr Long/Short Commodities Strategy Fund	49,789,415	22,924,220	102,680,021	79,045,701
LoCorr Market Trend Fund	57,275,553	20,494,760	28,950,006	152,776,850
LoCorr Dynamic Equity Fund	—	—	32,584,426	38,970,289
LoCorr Spectrum Income Fund	—	—	33,474,720	34,844,093

5. Management Fees and Other Transactions with Affiliates

Management Agreement

The Trust has a Management Agreement with the Adviser, with whom certain officers and Trustees of the Funds are affiliated, to furnish investment advisory services to the Funds. Pursuant to the amended Management Agreement, the Adviser is entitled to receive a fee as follows:

Fund	Annual Advisory Fee as a Percentage of the Average Daily Net Assets of the Fund
LoCorr Macro Strategies Fund	1.65%
LoCorr Market Trend Fund	1.50%
LoCorr Dynamic Equity Fund	1.50%
LoCorr Spectrum Income Fund	1.30%

Pursuant to the amended Management Agreement, the Adviser is entitled to receive a fee, in accordance with the Incremental Advisory Fee schedule below based on the LoCorr Long/Short Commodities Strategy Fund’s average daily net assets.

Net Assets for the LoCorr Long/Short Commodities Strategy Fund	Incremental Advisory Fee*
$0.0 - $0.5 billion	1.50%
$0.5 - $1.0 billion	1.40%
$1.0 - $1.5 billion	1.30%
$1.5 - $2.0 billion	1.20%
$2.0 - $2.5 billion	1.10%
Over $2.5 billion	1.00%

*Incremental advisory fee represents the fees paid on net assets at the related net asset level. For example, with $3 billion in net assets in the Fund, the Adviser would earn 1.50% on the first $500 million, plus 1.40% on the next $500 million, plus 1.30% on the next $500 million, plus 1.20% on the next $500 million, plus 1.10% on the next $500 million, plus 1.00% on the final $500 million.

100 |	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

As of and for the six months ended June 30, 2019, the Funds reported the following in regards to management fees:

Fund	Management Fees For the Six Months Ended June 30, 2019	Accrued Net Management Fees as of June 30, 2019
LoCorr Macro Strategies Fund	$4,754,411	$859,913
LoCorr Long/Short Commodities Strategy Fund	2,174,528	394,789
LoCorr Market Trend Fund	2,068,463	323,529
LoCorr Dynamic Equity Fund	200,879	16,896
LoCorr Spectrum Income Fund	480,589	80,963

Sub-Advisory Agreements

Sub-advisory services are provided to the Funds, pursuant to agreements between the Adviser and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on the portion of each Fund’s average daily net assets which they have been allocated to manage.

LoCorr Macro Strategies Fund:
Graham Capital Management, L.P.
Millburn Ridgefield Corporation
Nuveen Asset Management, LLC
Revolution Capital Management LLC

LoCorr Long/Short Commodities Strategy Fund:
Nuveen Asset Management, LLC

LoCorr Market Trend Fund:
Graham Capital Management, L.P.
Nuveen Asset Management, LLC

LoCorr Dynamic Equity Fund:
Billings Capital Management LLC
First Quadrant, L.P.
Kettle Hill Capital Management, LLC

LoCorr Spectrum Income Fund:
Trust & Fiduciary Income Partners, LLC

The Adviser is solely responsible for the payment of the sub-adviser’s fees, and the sub-adviser agrees not to seek payment of its fees from the Trust or the Funds.

Expense Limitation Agreement

The Funds’ Adviser has contractually agreed to waive management fees and/or reimburse the Funds for expenses they incur, but only to the extent necessary to maintain the Funds’ total annual operating expenses after fee waiver and/or reimbursement (excluding any Rule 12b-1 distribution and/or servicing fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on short sales, swap fees, indirect expenses, expenses of other investment companies in which the Funds may invest, or extraordinary expenses such as litigation expenses and inclusive of offering and organizational costs incurred prior to the commencement of operations) at the percentages listed below:

Fund	Expense Limit as a Percentage of the Average Daily Net Assets of the Fund	Effective Period Through
LoCorr Macro Strategies Fund	1.99%	April 30, 2020
LoCorr Long/Short Commodities Strategy Fund	1.95%	April 30, 2020
LoCorr Market Trend Fund	1.95%	April 30, 2020
LoCorr Dynamic Equity Fund	1.99%	April 30, 2020
LoCorr Spectrum Income Fund	1.80%	April 30, 2020

Any waiver or reimbursement is subject to repayment by the respective Fund within the three fiscal years following the fiscal year in which the expenses occurred, if the Fund is able to make the repayment without exceeding its current expense limitations and the repayment is approved by the Board. The organizational and offering costs are subject to repayment by the Funds.

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The total amounts of management fees waived and/or expenses reimbursed which are subject to recovery, and their related expiration date are as follows:

LoCorr Macro Strategies Fund
	Management Fees	Recovery to Adviser		Subject to Recovery on or
Period	(Waived) by Adviser Subject to Recovery	Six Months Ended June 30, 2019	Remaining Available Subject to Recovery	Before Fiscal Year Ending December 31,
Six Months Ended June 30, 2019	$—	$—	$—	2022
Year Ended December 31, 2018	(67,297)	—	(67,297)	2021
Year Ended December 31, 2017	(485,398)	188,935	(296,463)	2020
Total	$(552,695)	$188,935	$(363,760)

LoCorr Long/Short Commodities Strategy Fund
	Management Fees	Recovery to Adviser		Subject to Recovery on or
Period	(Waived) by Adviser Subject to Recovery	Six Months Ended June 30, 2019	Remaining Available Subject to Recovery	Before Fiscal Year Ending December 31,
Six Months Ended June 30, 2019	$—	$—	$—	2022
Year Ended December 31, 2018	—	—	—	2021
Year Ended December 31, 2017	(81,840)	81,840	—	2020
Year Ended December 31, 2016	(21,779)	21,779	—	2019
Total	$(103,619)	$103,619	$—

LoCorr Dynamic Equity Fund
	Management Fees	Recovery to Adviser		Subject to Recovery on or
Period	(Waived) by Adviser Subject to Recovery	Six Months Ended June 30, 2019	Remaining Available Subject to Recovery	Before Fiscal Year Ending December 31,
Six Months Ended June 30, 2019	$(91,924)	$—	$(91,924)	2022
Year Ended December 31, 2018	(95,089)	—	(95,089)	2021
Year Ended December 31, 2017	(58,609)	—	(58,609)	2020
Year Ended December 31, 2016	(102,813)	—	(102,813)	2019
Total	$(348,435)	$—	$(348,435)

At June 30, 2019, there were no fees subject to recovery for the LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund or the LoCorr Spectrum Income Fund.

Rule 12b-1 Distribution Agreement

The Funds have entered into a Rule 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A shareholders pay distribution expenses to Quasar at the annual rate of 0.25% of the Fund’s average daily net assets. Class C shareholders pay to Quasar an annual rate of 1.00%, which is comprised of 0.75% in distribution expenses and 0.25% in service fees, of the Fund’s average daily net assets. Class I shareholders pay no 12b-1 fees.

102 |	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

6. Fund Shares

At June 30, 2019, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each class of the Funds:

LoCorr Macro Strategies Fund – Class A
	For the Six Months Ended June 30, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	890,823	$7,172,973	2,896,743	$24,405,481
Reinvestment of Distributions	—	—	199,801	1,570,436
Shares Redeemed	(1,925,904)	(15,416,402)	(6,956,481)	(57,264,468)
	(1,035,081)	$(8,243,429)	(3,859,937)	$(31,288,551)
Beginning Shares	6,926,645		10,786,582
Ending Shares	5,891,564		6,926,645

LoCorr Macro Strategies Fund – Class C
	For the Six Months Ended June 30, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	305,016	$2,383,751	780,250	$6,256,139
Reinvestment of Distributions	—	—	143,755	1,082,469
Shares Redeemed	(1,632,492)	(12,590,306)	(4,904,955)	(38,557,306)
	(1,327,476)	$(10,206,555)	(3,980,950)	$(31,218,698)
Beginning Shares	6,976,532		10,957,482
Ending Shares	5,649,056		6,976,532

LoCorr Macro Strategies Fund – Class I
	For the Six Months Ended June 30, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	19,135,788	$155,748,226	35,161,086	$296,008,093
Reinvestment of Distributions	—	—	1,631,374	13,002,054
Shares Redeemed	(15,350,722)	(125,816,682)	(50,629,729)	(423,014,386)
	3,785,066	$29,931,544	(13,837,269)	$(114,004,239)
Beginning Shares	55,252,737		69,090,006
Ending Shares	59,037,803		55,252,737
LoCorr Macro Strategies Fund
Total Net Increase (Decrease)		$11,481,560		$(176,511,488)

LoCorr Long/Short Commodities Strategy Fund – Class A
	For the Six Months Ended June 30, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	1,647,370	$16,064,177	4,847,619	$49,396,793
Reinvestment of Distributions	—	—	513,483	4,883,224
Shares Redeemed	(2,213,439)	(21,333,358)	(1,055,893)	(10,813,133)
	(566,069)	$(5,269,181)	4,305,209	$43,466,884
Beginning Shares	6,939,577		2,634,368
Ending Shares	6,373,508		6,939,577

LoCorr Long/Short Commodities Strategy Fund – Class C
	For the Six Months Ended June 30, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	216,805	$2,032,938	257,769	$2,549,916
Reinvestment of Distributions	—	—	69,279	635,984
Shares Redeemed	(109,426)	(1,034,622)	(149,818)	(1,446,429)
	107,379	$998,316	177,230	$1,739,471
Beginning Shares	680,762		503,532
Ending Shares	788,141		680,762

LoCorr Long/Short Commodities Strategy Fund – Class I
	For the Six Months Ended June 30, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	10,374,376	$103,048,601	13,864,200	$143,363,367
Reinvestment of Distributions	—	—	1,365,873	13,153,352
Shares Redeemed	(3,604,338)	(35,900,986)	(2,498,836)	(25,755,584)
	6,770,038	$67,147,615	12,731,237	$130,761,135
Beginning Shares	18,127,708		5,396,471
Ending Shares	24,897,746		18,127,708
LoCorr Long/Short Commodities Strategy Fund
Total Net Increase		$62,876,750		$175,967,490

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)	| 103

LoCorr Market Trend Fund – Class A
	For the Six Months Ended June 30, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	228,017	$2,210,796	2,041,593	$21,534,780
Shares Redeemed	(1,624,024)	(15,556,599)	(4,253,791)	(44,013,360)
	(1,396,007)	$(13,345,803)	(2,212,198)	$(22,478,580)
Beginning Shares	3,368,248		5,580,446
Ending Shares	1,972,241		3,368,248

LoCorr Market Trend Fund – Class C
	For the Six Months Ended June 30, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	5,099	$49,487	354,298	$3,626,237
Shares Redeemed	(790,622)	(7,372,260)	(1,872,667)	(18,856,227)
	(785,523)	$(7,322,773)	(1,518,369)	$(15,229,990)
Beginning Shares	2,523,295		4,041,664
Ending Shares	1,737,772		2,523,295

LoCorr Market Trend Fund – Class I
	For the Six Months Ended June 30, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	5,350,312	$51,714,568	24,293,597	$258,798,561
Shares Redeemed	(14,545,509)	(139,799,069)	(44,938,075)	(460,309,189)
	(9,195,197)	$(88,084,501)	(20,644,478)	$(201,510,628)
Beginning Shares	29,970,409		50,614,887
Ending Shares	20,775,212		29,970,409
LoCorr Market Trend Fund
Total Net Decrease		$(108,753,077)		$(239,219,198)

LoCorr Dynamic Equity Fund – Class A
	For the Six Months Ended June 30, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	153,285	$1,662,436	204,446	$2,334,198
Reinvestment of Distributions	—	—	30,595	303,192
Shares Redeemed	(309,943)	(3,340,496)	(1,070,038)	(11,843,915)
	(156,658)	$(1,678,060)	(834,997)	$(9,206,525)
Beginning Shares	854,402		1,689,399
Ending Shares	697,744		854,402

LoCorr Dynamic Equity Fund – Class C
	For the Six Months Ended June 30, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	8,630	$87,695	12,061	$129,613
Reinvestment of Distributions	—	—	20,409	193,276
Shares Redeemed	(138,464)	(1,434,469)	(451,054)	(4,895,777)
	(129,834)	$(1,346,774)	(418,584)	$(4,572,888)
Beginning Shares	554,864		973,448
Ending Shares	425,030		554,864

LoCorr Dynamic Equity Fund – Class I
	For the Six Months Ended June 30, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	368,055	$4,080,785	808,578	$9,268,461
Reinvestment of Distributions	—	—	59,248	596,627
Shares Redeemed	(698,818)	(7,567,731)	(1,965,613)	(22,405,609)
	(330,763)	$(3,486,946)	(1,097,787)	$(12,540,521)
Beginning Shares	1,642,376		2,740,163
Ending Shares	1,311,613		1,642,376
LoCorr Dynamic Equity Fund
Total Net Decrease		$(6,511,780)		$(26,319,934)

104 |	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

LoCorr Spectrum Income Fund – Class A
	For the Six Months Ended June 30, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	567,149	$3,913,040	1,001,209	$7,351,429
Reinvestment of Distributions	101,628	697,951	202,320	1,445,202
Shares Redeemed	(486,350)	(3,350,931)	(1,648,412)	(11,964,611)
Redemption Fees	—	419	—	523
	182,427	$1,260,479	(444,883)	$(3,167,457)
Beginning Shares	3,612,915		4,057,798
Ending Shares	3,795,342		3,612,915

LoCorr Spectrum Income Fund – Class C
	For the Six Months Ended June 30, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	260,456	$1,811,885	560,060	$4,179,406
Reinvestment of Distributions	76,156	528,237	156,310	1,123,445
Shares Redeemed	(399,001)	(2,767,930)	(1,017,079)	(7,360,766)
Redemption Fees	—	63	—	408
	(62,389)	$(427,745)	(300,709)	$(2,057,507)
Beginning Shares	2,867,151		3,167,860
Ending Shares	2,804,762		2,867,151

LoCorr Spectrum Income Fund – Class I
	For the Six Months Ended June 30, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	1,336,189	$9,216,054	1,790,254	$12,983,667
Reinvestment of Distributions	134,864	925,162	300,481	2,145,130
Shares Redeemed	(1,398,784)	(9,640,985)	(3,504,043)	(25,054,619)
Redemption Fees	—	—	—	24,184
	72,269	$500,231	(1,413,308)	$(9,901,638)
Beginning Shares	4,420,099		5,833,407
Ending Shares	4,492,368		4,420,099
LoCorr Spectrum Income Fund
Total Net Increase (Decrease)		$1,332,965		$(15,126,602)

7. Federal Tax Information

At December 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows(1):

	LoCorr Macro Strategies Fund (2)	LoCorr Long/Short Commodities Strategy Fund (2)	LoCorr Market Trend Fund (2)
Tax cost of portfolio	$564,003,036	$242,747,901	$312,199,163
Gross unrealized appreciation	$7,855,108	$11,187,250	$5,325,322
Gross unrealized depreciation	(5,908,737)	(6,896,884)	(4,953,334)
Net unrealized appreciation (depreciation)	1,946,371	4,290,366	371,988
Undistributed ordinary income	9,770,918	15,958	3,078,171
Undistributed long-term capital gains	—	—	—
Total distributable earnings	9,770,918	15,958	3,078,171
Other accumulated losses	(49,579,773)	(2,201,229)	(66,328,955)
Total accumulated earnings (losses)	$(37,862,484)	$2,105,095	$(62,878,796)

	LoCorr Dynamic Equity Fund	LoCorr Spectrum Income Fund
Tax cost of portfolio	$29,383,989	$73,493,864
Gross unrealized appreciation	$1,167,022	$5,251,648
Gross unrealized depreciation	(4,080,140)	(10,231,469)
Net unrealized appreciation (depreciation)	(2,913,118)	(4,979,821)
Undistributed ordinary income	—	—
Undistributed long-term capital gains	93,534	—
Total distributable earnings	93,534	—
Other accumulated earnings (losses)	(215,487)	(28,155,691)
Total accumulated earnings (losses)	$(3,035,071)	$(33,135,512)

(1)	Total Portfolio represents aggregate amounts of Fund’s investments, securities sold short, forward currency contracts and futures contracts, where applicable.
(2)	Tax Cost is presented on a non-consolidated basis and includes each of the Fund’s investment in the respective CFC’s and the unrealized appreciation and depreciation associated with those investments.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (continued)	| 105

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributed primarily to the tax deferral of losses on wash sales and other temporary differences.

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As presented in the table below, the following Funds elected to defer capital losses for the fiscal year ended December 31, 2018:

	Post October Loss Deferral	Late Year Ordinary Loss Deferral
LoCorr Dynamic Equity Fund	$167,174	$—

At December 31, 2018, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss Carryover		Year of Expiration
	Short-Term	Long-Term
LoCorr Macro Strategies Fund	$25,624,736	$24,193,872	Indefinitely
LoCorr Long/Short Commodities Strategy Fund	1,125,032	1,076,197	Indefinitely
LoCorr Market Trend Fund	32,588,883	33,724,138	Indefinitely
LoCorr Spectrum Income Fund	11,098,789	15,638,249	Indefinitely

None of the Funds utilized any capital loss carryovers during the year ended December 31, 2018.

8. Line of Credit

The Trust entered into an unsecured, uncommitted Loan Agreement (“Line of Credit” or “LOC”) with U.S. Bank not individually but as an umbrella facility on behalf of the Funds in the Trust. The LOC expires on March 10, 2020. The LOC was established to provide the Funds a temporary short-term liquidity source, subject to certain restrictions, covenants and the right of setoff on the Funds’ assets, to meet unanticipated redemptions. Under terms of the LOC, borrowings for each Fund are limited to the lesser of one-third of the net unencumbered assets (including the amount borrowed) of the respective Fund, 5% of the gross assets of the respective Fund or $50 million in the aggregate for all of the Funds under this agreement. U.S. Bank charges an interest rate per annum equal to the Prime Rate (5.50% as of June 30, 2019).

The Funds did not utilize the Line of Credit during the six months ended June 30, 2019.

9. Subsequent Events

In preparing the financial statements, the Adviser has evaluated events after June 30, 2019.

Declaration of Dividends

The LoCorr Spectrum Income Fund declared the following ordinary income distributions:

Dividend Declaration Date (a)	Shareholder of Record Date	Distribution Amount per Share Class
		Class A	Class C	Class I
July 31, 2019	July 30, 2019	$0.03860	$0.03470	$0.04000

(a) Ex-date, reinvest date and payable date.

The estimated characterization of the distributions paid will be an ordinary dividend, qualified dividend or return of capital. See Note 2 for additional information.

There were no additional subsequent events since June 30, 2019 through the date the financial statements were issued that would require adjustments to or additional disclosure in these financial statements.

106 |	LoCorr Investment Trust - Expense Example (Unaudited)

Expense Example

June 30, 2019 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2019 through June 30, 2019).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The only transaction fees you may be required to pay are for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ transfer agent. These fees are assessed on all accounts, as applicable. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Funds’ transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15.00 may be assessed on outgoing wire transfers and a transaction fee of $25.00 may be assessed on returned checks and stop payment orders. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical expenses shown in the table. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

LoCorr Investment Trust - Expense Example (Unaudited) (continued)	| 107

Actual vs Hypothetical Returns

Actual vs. Hypothetical returns for the Six Months Ended June 30, 2019 (Unaudited)

			Actual		Hypothetical (5% gross annual return)
Class	Fund’s Annualized Expense Ratio [1,2]	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period [1,2,3]	Ending Account Value June 30, 2019	Expenses Paid During Period [1,2,3]

LoCorr Macro Strategies Fund
A	2.24%	$1,000.00	$1,070.40	$11.50	$1,013.69	$11.18
C	2.99%	$1,000.00	$1,065.60	$15.31	$1,009.97	$14.90
I	1.99%	$1,000.00	$1,071.90	$10.22	$1,014.93	$9.94

LoCorr Long/Short Commodities Strategy Fund
A	2.13%	$1,000.00	$999.00	$10.56	$1,014.23	$10.64
C	2.88%	$1,000.00	$994.80	$14.24	$1,010.51	$14.36
I	1.88%	$1,000.00	$1,000.00	$9.32	$1,015.47	$9.39

LoCorr Market Trend Fund
A	2.10%	$1,000.00	$1,118.70	$11.03	$1,014.38	$10.49
C	2.85%	$1,000.00	$1,114.20	$14.94	$1,010.66	$14.21
I	1.85%	$1,000.00	$1,118.80	$9.72	$1,015.62	$9.25

LoCorr Dynamic Equity Fund
A	3.01%	$1,000.00	$1,135.20	$15.94	$1,009.87	$15.00
C	3.76%	$1,000.00	$1,129.90	$19.86	$1,006.15	$18.70
I	2.76%	$1,000.00	$1,136.00	$14.62	$1,011.11	$13.76

LoCorr Spectrum Income Fund
A	2.03%	$1,000.00	$1,139.40	$10.77	$1,014.73	$10.14
C	2.78%	$1,000.00	$1,136.20	$14.72	$1,011.01	$13.86
I	1.78%	$1,000.00	$1,141.50	$9.45	$1,015.97	$8.90

1	Includes dividend and/or interest expense of 0.00%, 0.00%, 0.00%, 0.77% and 0.00% for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Market Trend Fund, the LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund, respectively.
2	Includes expenses of wholly-owned and controlled Cayman Islands subsidiaries for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund.
3	Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

108 |	Approval of Advisory Agreements (Unaudited)

LoCorr Investment Trust

June 30, 2019 (Unaudited)

Review of Management and Sub-Advisory Agreements

Approval of Advisory Agreement

The Board considered the nature, extent and quality of services to be provided by LoCorr Fund Management, LLC (the “Adviser”) to the LoCorr Macro Strategies Fund (the “Macro Fund”) and its wholly-owned subsidiary, LCMFS Fund Limited, the LoCorr Long/Short Commodities Strategy Fund (the “LLSCS Fund”) and its wholly-owned subsidiary, LCLSCS Fund Limited, the LoCorr Dynamic Equity Fund (the “LDE Fund”) and the LoCorr Spectrum Income Fund (the “LSI Fund”) and reviewed the 15(c) responses for each, which included the backgrounds and experience of the key personnel of the Adviser. The Trustees considered that the Adviser provides a continuous investment program for the Funds consistent with each Fund’s investment objective. policies and regulatory restrictions. Counsel reminded the Trustees that the Adviser oversees and evaluates the sub-advisers and that the Adviser also provides overall portfolio and risk management consistent each Fund’s investment strategy. The Trust’s chief compliance officer (“CCO”) then discussed the Adviser’s compliance program with the Trustees. A representative from the Adviser discussed the Adviser’s financial statements with the Trustees. The Trustees noted that, based on their review of the Adviser’s financial statements and discussions with the Adviser, its financial position was strong and stable, and that the Adviser has sufficient resources to perform its obligations to each of the Funds.

The CCO and a representative of the Adviser reviewed the compliance policies and noted that the Adviser reported no material compliance issues. Counsel indicated to the Board that the Adviser had adopted a code of ethics as required under Rule 17j-1 of the 1940 Act. The CCO and Counsel further noted for the Board that the Adviser had only made minor changes to its compliance policies in the last year. After a discussion, the Board concluded that the Adviser has compliance policies and procedures in place in order to perform its duties under the renewed management agreements for the Funds.

The CCO stated there had been a recent routine examination of the Adviser by the U.S. Securities and Exchange Commission (SEC”), noting that no material deficiencies or violations were identified. Counsel noted for the Trustees that the Adviser continued to carry Errors & Omissions and Directors and Officers (“E&O/D&O”) insurance coverage at an appropriate level of coverage. A representative of the Adviser stated that the Adviser would continue to evaluate the level of insurance coverage with its insurance broker. After a discussion, the Board concluded that the Adviser is well resourced with experienced personnel and investment expertise and has provided, and is expected to continue to provide, high quality services to the Funds.

The Board reviewed and discussed the performance of the Macro Fund, noting that the one-year, five-year and since inception returns of the Fund. Management noted that the one-year performance was higher than the Morningstar category and peer group average but lower than the benchmark index. Counsel did indicate that the Fund’s five-year and since inception performance was significantly better than the benchmark, peer group and Morningstar category. A representative of the Adviser reviewed the various sub-advisers and their respective managed futures programs. After a discussion, the Board concluded that the Macro Fund’s performance was satisfactory.

Counsel then directed the Board’s attention to the investment performance of the LLSCS Fund, noting its annualized returns for the one, three, five-year and since inception periods. The Board discussed that the Fund had materially outperformed each of the peer group, benchmark and Morningstar category for all periods. After further discussion, the Trustees concluded that they were very satisfied with the Fund’s performance.

The Trustees then reviewed and discussed the performance of the LDE Fund, noting that the one-year performance of the LDE Fund has lagged the peer group, benchmark index and Morningstar category. Counsel noted for the Board that the Fund had outperformed the peer group and Morningstar category for the three-year and since inception periods but had trailed the benchmark index for those periods. A representative of the Adviser discussed the Fund’s allocations to its various sub-advisers, noting that an additional sub-adviser would be managing a portion of the Fund’s assets shortly. After a discussion, the Board concluded that the Fund’s performance was not unreasonable.

Counsel then directed the Trustees to the performance of the LSI Fund. The Board discussed the performance of the LSI Fund, reviewing that the one-year return had outperformed the peer group and Morningstar category but had lagged the benchmark index. The Board then discussed that the three-year return had underperformed the benchmark, peer group and Morningstar Category average and that the five-year performance has outperformed the peer group but had underperformed the category average and benchmark. After a discussion, the Board concluded that the LSI Fund’s performance was not unreasonable but that the Board would continue to monitor the Fund’s performance.

The Board then reviewed and discussed the costs of services provided and profits to be realized by the Adviser with respect to the Funds.

The Trustees noted that the management fee for the Macro Fund was above the average of its peer group and Morningstar Category. However, Counsel reviewed with the Trustees that the management fee was within range of management fees for the Fund’s peer group and Morningstar Category Average. The Adviser noted that it had recently lowered the Fund’s management fee. After a discussion, the Board agreed that the Macro Fund’s management fee was reasonable.

The Trustees then discussed the management fee for the LLSCS Fund, noting that it was above the average of the Fund’s peer group and Morningstar Category, but was well below the high-end range of management fees reported for the Fund’s Morningstar Category and was within the range of advisory fees for the peer group. A representative of the Adviser discussed with the Board that it is difficult to find a large number of peers for the Fund, given the Fund’s unique structure and strategy. After a discussion, the Board concluded that the management fee of the Fund was reasonable.

Approval of Advisory Agreements (Unaudited) (continued)	| 109

Counsel directed the Board to review the management fee for the LDE Fund, noting for the Board that it was below the average of its peer group and Morningstar Category. Management noted that the advisory fee recently had been lowered in October 2018. Management then discussed the Fund’s unique structure and its use of sub-advisers, which differentiated the Fund from many other long/short equity funds. After a discussion, the Board agreed that the LDE Fund’s management fee was not unreasonable.

The Trustees noted that the LSI Fund’s management fee was above the averages for the Fund’s peer group and Morningstar Category but within the range of the Morningstar Category. A representative of the Adviser indicated that it was difficult, given the Fund’s unique strategy, to identify a sizeable peer group for the LSI Fund. Counsel reviewed with the Trustees that the LSI Fund’s expense ratio was above the average expense ratio for the Morningstar Category but below the high range of the Morningstar Category. After a discussion, the Board considered the Fund’s unique strategy and structure and agreed that the management fee of the LSI Fund was not excessive.

The Board considered all of these factors with regards to the renewal of the expense limitation agreements with the Adviser for an additional one-year period for the Macro Fund, LLSCS Fund, LDE Fund and LSI Fund.

The Board reviewed the profit analysis of the Adviser with respect to the Macro Fund and considered that the Adviser’s profits from the advisory agreement, net of sub-advisory fees and overhead. The Board also considered and agreed that the Adviser’s total net profits related to the Macro Fund was reasonable.

The Board then reviewed the profitability of the Adviser with respect to the LLSCS Fund. Counsel noted that the Adviser’s net profits with respect to the LLSCS Fund which the Board agreed was reasonable.

The Board then reviewed the profitability of the Adviser with respect to the LDE Fund. Counsel pointed out to the Board that the Adviser had a small total net profit margin. The Board concluded that the Adviser’s profits with respect to the LDE Fund were not excessive.

Next, Counsel directed the Board’s attention to the profitability of the Adviser with respect to the LSI Fund. The Board noted that the Adviser showed a net profit and agreed that the Adviser’s total net profits was reasonable.

The Board considered the economies of scale to be realized by the shareholders of the Macro Fund, LLSCS Fund, LDE Fund and LSI Fund, noting that, with the exception of the Macro Fund, the management fees reflect an incremental fee schedule which includes break points.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable, and that approval of the Advisory Agreement is in the best interests of the shareholders of the Macro Fund, LLSCS Fund, LDE Fund and LSI Fund.

Approval of Sub-Advisory Agreements

Nuveen Asset Management, LLC (“Nuveen”), Sub-Adviser (Macro Fund, LLSCS Fund and LMT Fund)

Counsel then turned the attention of the Trustees to the 15(c) materials provided by Nuveen. The Board reviewed the nature, extent and quality of services provided by Nuveen for the fixed income strategies in the Macro Fund, LLSCS Fund and the Market Trend Fund (“LMT Fund”). The Board discussed Nuveen’s key individuals, noted many years of experience and a depth of investment capabilities. The Trustees further noted that Nuveen provides credit research, security selection, trade execution and compliance monitoring for the fixed income portion of the Macro, LLSCS and LMT Fund’s portfolios. A representative of the Adviser reviewed the minor changes with respect to the Nuveen personnel providing services to the Funds but stressed the overall continuity of the Nuveen fixed income team. The representative further discussed that the Adviser continued to very satisfied with the services and performance of Nuveen for all of the Funds.

Counsel noted for the Board the updates to Nuveen’s compliance manual that had been included in the materials. The CCO stated that these compliance updates were not material. A representative of the Adviser indicated that Nuveen continued to follow the same investment-grade strategy that it has always pursued for each of the Funds.

Counsel reported that Nuveen reported no material compliance or regulatory agency issues in the past 36 months and no material litigation that would impact its ability to continue to provide services to the Funds. Counsel further stated that Nuveen continued to carry an E&O/D&O policy in an appropriate amount. After a discussion, the Board concluded that Nuveen had the appropriate personnel and resources to continue to provide satisfactory services to the Funds.

Next, the Trustees discussed the investment performance for Nuveen, noting the one-year and since inception returns for the Macro, LLSCS and LMT Funds. The Trustees compared Nuveen’s reported returns to its benchmark index returns for the one-year and since inception periods. Counsel noted for the Trustees that Nuveen had outperformed its benchmark index for all Funds for all periods. After a discussion, the Board noted it very satisfied with Nuveen’s performance with respect to Macro Fund, LLSCS Fund and LMT Fund.

The Trustees discussed the costs of services provided by Nuveen to Macro Fund, LLSCS Fund and LMT Fund, and noted that Nuveen reported that it is not profitable with regard to sub-advising any of the Funds. The Board concluded that the sub-advisory fees paid to Nuveen by the Adviser were reasonable in light of the services to be provided under the sub-advisory agreements and the fees charged by Nuveen for managing similar accounts.

Having requested and received such information from Nuveen as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable, and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of Macro Fund, LLSCS Fund and LMT Fund.

110 |	Approval of Advisory Agreements (Unaudited) (continued)

Millburn Ridgefield Corporation (“Millburn”), Sub-Adviser (Macro Fund & LCMFS Fund Limited)

The Board then reviewed the nature, extent and quality of sub-advisory services provided by Millburn to the Fund. Counsel directed the Board’s attention to the 15(c) responses for Millburn. The Board reviewed the responsibilities of Millburn’s personnel, noted the depth of experience for the portfolio management team and their investment capabilities. The Trustees considered the services that Millburn provides including portfolio construction, investment strategy development and trade execution for the Fund’s portfolio as well as compliance services to assure assets are managed within the Fund’s investment restrictions.

The Board noted that Millburn did not have any material compliance issues in the past 36 months or had any material litigations. Counsel noted that the National Futures Association (“NFA”) had recently examined Millburn in June 2017 with no material findings. The Board considered Millburn’s compliance controls including its pre and post-trade compliance checks and that Millburn carried an appropriate E&O/D&O policy. A representative of the Adviser noted the Adviser’s satisfaction with Millburn’s services. The Board concluded that Millburn is well-resourced and has experienced portfolio management personnel. The Board concluded that the services provided by Millburn to the Fund have been satisfactory and that the Board expects Millburn to continue to provide quality services in the future.

The Board then reviewed the investment performance of Millburn’s allocation of the Fund’s portfolio. A representative of the Adviser discussed that the Adviser was satisfied with Millburn’s performance, noting that Milburn had outperformed the overall Fund for each performance period since inception. After a discussion, the Trustees concluded that they were satisfied with Millburn’s performance for the Fund.

The Board also noted that the sub-advisory fee structure was lower than the fee charged by Millburn to its separately managed account clients and did not include an incentive fee. After further discussion, the Trustees concluded that the sub-advisory fee was reasonable.

The Trustees considered whether there were any economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that a lack of breakpoints was acceptable.

The Trustees considered the profits realized by Millburn in connection with its relationship with the Fund and whether the amount of profit is a reasonable profit with respect to the sub-advisory services provided to the Fund. After a discussion, the Trustees concluded that the level of profit was not excessive.

Having requested and received such information from Millburn as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable, and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Macro Fund and LCMFS Fund Limited.

Graham Capital Management, L.P. (“Graham”), Sub-Adviser (Macro Fund & LCMFS Fund Limited)

The Board considered the nature, extent and quality of services to be provided by Graham to the Fund. Counsel directed the Board’s attention to the 15(c) responses for Graham. The Board reviewed the responsibilities of Graham’s personnel providing services to the Fund. Management further noted for the Trustees that Graham provides quantitative research, security selection and trade execution for the Fund’s portfolio as well as compliance services to assure assets are managed within the Fund’s investment restrictions.

Counsel and the CCO noted that Graham had adopted appropriate compliance policies and procedures and a code of ethics under Rule 17j-1 of the 1940 Act. Counsel further reviewed with the Board that Graham did not report any material compliance issues in the past 36 months. A representative of the Adviser indicated that Graham did have a routine SEC examination that had not yet concluded. Counsel noted for the Trustees that Graham carries an appropriate E&O/D&O policy. The Board concluded that Graham had sufficient resources and investment personnel to perform the services as sub-adviser to the Fund.

Counsel directed the Board’s attention the investment performance of Graham’s sleeve of the Fund and its representative accounts for its tactical trend strategy. A representative from the Adviser indicated that Graham’s recent performance had been negative but that the Adviser was satisfied overall with how Graham was executing its strategy for the Fund. After a discussion, the Trustees concluded that Graham’s performance was not unreasonable but asked the Adviser to continue to monitor Graham’s performance.

The Trustees considered the sub-advisory fee paid to Graham by the Adviser was higher than some of its other clients but did not include a performance incentive fee. The Trustees did note that the Fund’s sub-advisory fee for Graham was lower than the average fee charged by Graham to some of its other client accounts After further discussion, the Trustees concluded that the sub-advisory fee was not unreasonable.

Counsel then reviewed the profits realized by Graham and whether the amount of profit is reasonable with respect to the sub-advisory services to be provided to the Fund. The Trustees also considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that a lack of breakpoints was acceptable. After a discussion, the Trustees concluded that Graham’s level of profit was not excessive.

Having requested and received such information from Graham as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable, and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Macro Fund.

Approval of Advisory Agreements (Unaudited) (continued)	| 111

Revolution Capital Management, LLC (“Revolution”), Sub-Adviser (Macro Fund & LCMFS Fund Limited)

The Board then directed their attention to the 15(c) responses for Revolution. The Board reviewed the responsibilities of Revolution’s investment personnel, noting their experience and backgrounds. Counsel further noted that Revolution is responsible for the maintenance and improvement of its trading models used in its strategy for the Fund’s portfolio and trade execution as well as compliance services to assure assets are managed within the Fund’s investment restrictions. In response to a question, a representative of the Adviser indicated that Revolution continued to execute the same strategy as it has since it became a sub-adviser to the Fund.

The Trustees noted Revolution’s trading models, compliance controls and risk control systems. Counsel indicated that Revolution did not report any material compliance issues or material litigations in the past 36 months. The CCO noted that Revolution has adopted appropriate compliance policies and procedures and that it had recently designated a new chief compliance officer. Counsel reported that Revolution had not had any recent regulatory examinations. Counsel stated that Revolution maintained an E&O/D&O insurance policy in an appropriate amount. After a discussion, the Board concluded that Revolution is well staffed and has the resources and investment expertise needed to continue to provide quality services to the Fund.

The Board then reviewed the investment performance of Revolution’s strategy for the Fund. Counsel indicated for the Board that Revolution had underperformed its benchmark since becoming a sub-adviser to the Fund and for the one-year period. A representative of the Adviser noted that the Adviser was satisfied with Revolution’s execution of its strategy. After a discussion, the Trustees concluded that Revolution’s performance was not unreasonable.

The Trustees considered that the sub-advisory fee structure was favorable compared to the average fee charged by Revolution to its separately managed account clients in the same strategy. Counsel also noted for the Trustees that there was not an incentive fee component in the subadvisory fee. After further discussion, the Trustees concluded that the proposed sub-advisory fee was reasonable.

The Trustees considered whether there were any economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that a lack of breakpoints was acceptable.

The Trustees next considered the profits realized by Revolution in connection with its relationship with the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services to be provided to the Fund. The Trustees concluded that Revolution’s level of profit was not excessive.

Having requested and received such information from Revolution as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable, and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Macro Fund.

Billings Capital Management, LLC (“Billings”), Sub-Adviser (LDE Fund)

The Board then considered the nature, extent and quality of services provided by Billings for the LDE Fund. The Board reviewed the responsibilities of Billings’ key personnel and their experience in sub-advising the long/short equity strategies for the Fund. Counsel discussed with the Board that Billings provides fundamental research, security selection and trade execution for the Fund’s portfolio as well as compliance services to assure assets are managed within the Fund’s investment restrictions.

Counsel reported that Billings did not report any material compliance issues in the past 36 months. Counsel also indicated that Billings did not have any recent regulatory examinations, material compliance issues or material litigations in the past 36 months. The Trustees noted that Billings carries an appropriate E&O/D&O policy. The Board concluded that Billings had adequate resources and experienced investment professionals to continue to provide quality services to the Fund.

The Trustees then turned their attention to the performance for Billings for the Fund. The Board noted that Billings had provided overall positive performance for the Fund since Billings became a sub-adviser but that it had negative performance for the one-year period. The Board and representatives of the Adviser’s discussed the recent performance of Billings. A representative of the Adviser acknowledged the recent performance and indicated that the Adviser was overall satisfied with the performance of the Billings strategy for the Fund. After a discussion, the Board concluded that the performance was not unreasonable but that it would continue to monitor Billings’ performance.

The Board then discussed the cost of services and profitability of Billings with respect to the Funds. A representative of the Adviser reminded the Trustees that Billings is paid on a sliding scale that took into account the aggregate assets of the LDE Fund. Counsel noted for the Board that Billings also received a performance fee from such other accounts. Counsel also noted the profitability of the Fund for Billings. After a discussion, the Board concluded that Billings’ sub-advisory fee and profitability were not excessive.

Having requested and received such information from Billings as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable, and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the LDE Fund.

112 |	Approval of Advisory Agreements (Unaudited) (continued)

Trust & Fiduciary Income Partners, LLC (“TFIP”), Sub-Adviser (LSI Fund)

The Board then considered the renewal of the sub-advisory agreements with TFIP with respect to the LSI Fund.

The Board also considered the nature, extent and quality of services provided or to be provided by TFIP for the income strategies for the LSI Fund. The Board reviewed the 15(c) responses for TFIP and discussed responsibilities of TFIP’s personnel. The Trustees further noted that TFIP provides quantitative research, security selection and trade execution for the income portion of the LSI Fund’s portfolios. Counsel stated that TFIP continued to operate under the compliance policies and procedures of Bramshill in providing compliance oversight for its management of the Fund.

Counsel noted that TFIP reported no material compliance issues or material litigations in the past 36 months. Counsel also stated that TFIP carries a sufficient E&O/D&O policy. The Board concluded that TFIP has appropriate resources available and sufficient insurance coverage. The Board concluded that TFIP is appropriately resourced, has experienced personnel and fixed income investment expertise and has provided high quality services to the LSI Fund. The Board concluded that TFIP was well-suited to perform the services as sub-adviser to the LSI Fund.

The Board then directed its attention to the performance information for TFIP with respect to the LSI Fund. The Board noted that TFIP’s performance exceeded the Fund’s benchmark and the sub-adviser’s selected benchmark for the one-year period and had outperformed the overall Fund. A representative of the Adviser reviewed TFIP’s performance and stated that the Adviser was overall very satisfied with the performance of TFIP. After a discussion, the Board deemed TFIP’s performance was satisfactory.

The Trustees discussed the costs of services provided and to be provided by TFIP to the LSI Fund. The Board noted that TFIP was slightly profitable with respect to the LSI Fund. Counsel directed the Trustees’ attention to the materials for TFIP which indicated that TFIP’s sub-advisory fee was favorable in comparison to fees it charges to other clients. The Board concluded that the sub-advisory fees to be paid to TFIP by the Adviser were reasonable in light of the services to be provided under the sub-advisory agreements.

Having requested and received such information from TFIP as the Trustees believed to be reasonably necessary to evaluate the terms of the SubAdvisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable, and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the LSI Fund.

Review of Management and Sub-Advisory Agreements

Approval of Advisory Agreement

The Board reviewed the nature, extent and quality of services to be provided by the Adviser to the LoCorr Market Trend Fund (the “LMT Fund”) and its wholly-owned subsidiary, LCMT Fund Limited and reviewed the 15(c) responses, which included a review of the personnel of the Adviser providing services to the LMT Fund. A representative of the Adviser noted that there had been no changes in the personnel providing services to the LMT Fund since the most recent renewal of the LMT Fund’s advisory agreement. The Trustees discussed that the Adviser oversees the overall investment program for the LMT Fund consistent with its investment objective, policies and regulatory restrictions as it has since the Fund’s inception. The Trustees further noted that the Adviser evaluates and oversees the LMT Fund’s sub-advisers.

Fund Counsel noted for the benefit of the Trustees that there were no material compliance issues or litigations since the most recent renewal of the advisory agreement for the LMT Fund. Fund Counsel also noted that that the Adviser continues to maintain appropriate insurance for E&O/D&O coverage.

After a discussion, the Board concluded that the Adviser is appropriately resourced with experienced personnel and provides valuable investment expertise and oversight of the LMT Fund and is expected to continue to provide such valuable services.

The Trustees then reviewed the Fund’s performance, noting that the Fund had lagged its peer group average, benchmark index and Morningstar category for the one-year period. A representative of the Adviser discussed the Fund’s market trend strategy’s underperformance during the one-year period while noting that the Fund’s fixed income strategy had outperformed on a relative basis. The Trustees discussed the Fund’s since-inception performance, noting that it was essentially in-line with its peer group average, benchmark index and Morningstar category for that period. A representative of the Adviser stated that the Adviser continued to be satisfied with the performance of the LMT Fund’s two sub- advisers and noted that it would continue to monitor the performance of the market trend strategy. After a discussion, the Trustees agreed that the Fund’s performance was not unreasonable.

Counsel then reviewed the Adviser’s responses regarding its advisory fee and its profitability with respect to the LMT Fund. the Trustees noted that the investment advisory fee was slightly above the peer group and Morningstar category averages but well within the ranges for each. A representative of the Adviser discussed the peer group and noted the differences between the LMT Fund and some of its peers. Counsel then reviewed with the Trustees the Adviser’s profitability with respect to the LMT Fund, noting its profitability margin. After a discussion, the Board concluded that the LMT Fund’s advisory fee and the Adviser’s profitability with respect to the LMT Fund were not unreasonable.

Fund Counsel then directed the Trustees to the Adviser’s financial statements which a representative of the Adviser discussed with the Trustees. The Trustees noted that, based on their review of the Adviser’s financial statements, the Adviser has the appropriate financial resources to continue to manage the LMT Fund.

Approval of Advisory Agreements (Unaudited) (continued)	| 113

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable, and that approval of the Advisory Agreement is in the best interests of the LMT Fund and its shareholders.

Approval of Sub-Advisory Agreement

Graham Capital Management, L.P. (“Graham”), Sub-Adviser (LMT Fund & LCMT Fund Limited)

The Trustees then reviewed to the responses provided by Graham in its 15(c) questionnaire. The Board then discussed the nature, extent and quality of services provided by Graham. Counsel reviewed Graham’s personnel responsible for providing services to the Fund, noting that had been no material changes in the sub-adviser’s personnel. A representative of the Adviser reviewed Graham’s market trend strategy and the CCO discussed its compliance program. Fund Counsel noted that Graham did not have any recent compliance, litigation or regulatory issues and that it maintained appropriate insurance coverage. The Board concluded that Graham was well positioned to continue to provide a high-level of services to the LMT Fund.

The Board then reviewed Graham’s performance for the LMT Fund with a representative of the Adviser. The representative of the Adviser noted Graham’s overall performance as a sub-adviser to the Fund since inception in July 2014 but stated that the strategy had underperformed during the past one-year and three-year periods. The Adviser indicated that it would continue to monitor the performance of Graham closely. After a discussion, the Trustees concluded that the overall performance of Graham was not unreasonable.

Fund Counsel then directed the Trustees to information related to Graham’s sub-advisory fee and its fees for similar accounts. The Trustees noted that the sub-advisory fee remained favorable in comparison to the Graham’s fee for other accounts, further noting that Graham did not charge a performance fee for the LMT Fund as it does for some other of its private accounts. The Trustees then reviewed Graham’s profitability chart with respect to the LMT Fund. The Trustees agreed that the sub-advisory fee and Graham’s profitability with respect to the LMT Fund was reasonable.

Having requested and received such information from Graham as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the sub-advisory agreement with Graham for the LMT Fund is in the best interests of the Fund and its shareholders.

114 |	Notice of Privacy Policy & Practices/Quarterly Portfolio Holdings/Proxy (Unaudited)

Notice of Privacy Policy & Practices

(Unaudited)

Your privacy is important to us. The Funds are committed to maintaining the confidentiality, integrity, and security of your personal information. When you provide personal information, the Funds believe that you should be aware of policies to protect the confidentiality of that information.

The Funds collect the following nonpublic personal information about you:

●	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

●	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information and other financial information.

The Funds do not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law. For example, the Funds are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, the Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

Portfolio Holdings Disclosure

(Unaudited)

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Part F of Form N-PORT may also be obtained by calling toll-free 1-855-523-8637.

Proxy voting policies, procedures and record

(Unaudited)

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-855-523-8637, or on the EDGAR Database on the SEC’s website (http:// www.sec.gov).

Independent Trustees/Interested Trustees and Officers	| 115

The Statement of Additional Information includes additional information about the Independent Trustees/Interested Trustees and Officers and is available, without charge, by calling 1-855-523-8637.

Independent Trustees
Name and Year of Birth	Position/Term of Office[1]	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Gary Jarrett Year of Birth: 1954	Trustee/ 2016 to present	Chief Executive Officer, Black River Asset Management LLC, investment subsidiary of Cargill, Inc., 2002 to 2015.	5	None
Mark Thompson Year of Birth: 1959	Trustee/ 2011 to present	Chairman and Chief Manager, Riverbridge Partners, LLC (investment management), 1987 to present.	5	None
Ronald A. Tschetter Year of Birth: 1941	Trustee/ 2011 to present	Mr. Tschetter is presently retired from his principal occupations; Director of the U.S. Peace Corps, 2006 to 2009.	5	None

Interested Trustees and Officers
Name and Year of Birth	Position/Term of Office[1]	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Jon C. Essen3 Year of Birth: 1963	Treasurer, Secretary, Chief Financial Officer/2011 to present; Trustee/ 2010 to present	LoCorr Fund Management, LLC: Chief Operating Officer (2010-2016), Chief Compliance Officer, (2010-2017); LoCorr Distributors, LLC: Principal, Chief Financial Officer, and Registered Representative (2008 to present) Chief Compliance Officer (2008-2017)	5	None
Kevin M. Kinzie4 Year of Birth: 1956	President, Trustee/2011 to present	Chief Executive Officer of LoCorr Fund Management, LLC, 2010 to present; President and Chief Executive Officer of LoCorr Distributors, LLC (broker/dealer), 2002 to present.	5	None
Jason Roeske5 Year of Birth: 1969	Chief Compliance Officer/2017 to present	Consultant at Encore Consulting Group (2013); Chief Compliance Officer of Welsh Securities, LLC (2014-2016); Chief Compliance Officer of LoCorr Fund Management, LLC, (2017-present).	5	Chief Compliance Officer of Welsh Securities, LLC (2014-2016)

1 The term of office for each Trustee listed above will continue indefinitely.

2 The term “Fund Complex” refers to the LoCorr Investment Trust.

3 Mr. Essen is an interested Trustee because he is an officer of the Funds’ Adviser.

4 Mr. Kinzie is an interested Trustee because he is an officer and indirect controlling interest holder of the Funds’ Adviser.

5 Mr. Roeske is an interested person because he is an officer of the Funds’ Adviser.

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1.855.523.8637 | www.LoCorrFunds.com

Investment Adviser
LoCorr Fund Management, LLC
687 Excelsior Boulevard
Excelsior, MN 55331

Administrator, Fund Accountant and Transfer Agent
U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Fund Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

LOCORR FUNDS

LoCorr Fund Management, LLC
687 Excelsior Boulevard
Excelsior, MN 55331
PHONE: 952.513.8195
FAX: 952.767.2926

LoCorr Fund Managem
687 Excelsio
Excels
PHON 195
67.2926
orrFunds.com

LC 3028 (7/19)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s President and Treasurer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Not applicable for semi-annual reports.

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(4)	Changes in the registrant’s independent public accountant.

There was no change in the registrant’s independent public accountant for the period       covered by the report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002.

Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  LoCorr Investment Trust

By (Signature and Title) /s/ Kevin Kinzie
Kevin Kinzie, President

Date September 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Kevin Kinzie
Kevin Kinzie, President

Date September 5, 2019

By (Signature and Title) /s/ Jon Essen
Jon Essen, Treasurer

Date September 5, 2019